UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q4 2012

Columbia Acorn Family of Funds

Class A, B, C, I, R, R4, R5, Y and Z Shares

Managed by Columbia Wanger Asset Management, LLC

Annual Report

December 31, 2012

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 12/31/12

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
Class A	$29.36	$40.79	$28.21	$25.61	$24.72	$14.29	$12.04	$11.76
Class B	$26.80	$39.67	$25.81	$24.40	$22.75	$14.39	NA	NA
Class C	$26.34	$39.50	$25.49	$24.28	$22.48	$14.39	$12.01	$11.73
Class I	$30.47	$40.86	$29.47	$25.85	$25.63	NA	$12.08	$11.75
Class R	NA	$40.79	NA	NA	NA	NA	NA	NA
Class R4	$30.90	$41.08	$29.92	$25.99	$25.92	$14.19	$12.14	NA
Class R5	$30.88	$40.81	$29.90	$25.98	$25.93	$14.19	$12.14	$11.86
Class Y	$30.90	$41.08	$29.93	$25.98	$25.98	$14.18	NA	NA
Class Z	$30.45	$40.84	$29.45	$25.86	$25.57	$14.13	$12.07	$11.76

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust. ColumbiaSM, Columbia Management®, and the Columbia Management Logo® are service marks owned and/or registered by Ameriprise Financial, Inc.

Letter to Shareholders from the
Columbia Acorn Board of Trustees

Dear Shareholder,

In 2012, the domestic equity market suffered its sixth consecutive year of outflows. According to Morningstar, U.S. stock funds experienced outflows of $105 billion while taxable bond funds enjoyed inflows of $266 billion in 2012. Even as investors pulled out of equities, however, the Russell 2500 Index, the primary benchmark for Columbia Acorn Fund, gained 17.88% and the S&P 500 Index gained 16.00% for the year.

The Columbia Acorn Funds are not immune to the sometimes sudden reversals in investor attitudes toward equity markets. Our flagship fund, Columbia Acorn Fund, essentially matched its benchmark in 2012 but nonetheless had redemptions of approximately 10% of its average assets over the year. These redemptions are modest in comparison to the approximately 60% of U.S. equity funds that experienced redemptions in 2012, as reported by Morningstar, with an average outflow of 22% of assets. However, redemptions have not altered the Funds' commitment to their guiding principles. What this means is that your portfolio managers continue to apply the "growth at reasonable price" discipline that has been the hallmark of the Funds, and that they continue to invest and hold stocks that they believe will provide investment returns over the long term.

In addition, the portfolio turnover rate for Columbia Acorn Fund last year was only 16%, in keeping with its historically low rate. The turnover rate reflects the velocity with which the portfolio manager is buying and selling securities. A high percentage, for example 100%, suggests that many of a fund's holdings are being sold and new ones bought during the year. A low turnover rate also minimizes commission costs. Although a low turnover rate alone does not result in fund outperformance, it reflects an important element of investment process and, in fact, Columbia Acorn Fund has delivered outstanding long-term performance. According to Morningstar, Columbia Acorn Fund's annualized return for the past 15 years trumps 93% of its U.S. mid-cap growth category peers and tops its benchmark by nearly 3%,1 an extraordinary accomplishment.

Investors did not abandon all equities: sentiment favored international equities, which Morningstar reports enjoyed inflows of $20 billion across the industry. In keeping with this trend, our international funds collectively experienced net inflows. They have performed well too, with Columbia Acorn International and Columbia Acorn International Select outperforming their benchmarks in 2012. Launched in August 2011, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund have had promising starts. Both enjoyed modest inflows during 2012 and both delivered impressive annual results. Columbia Acorn Emerging Markets Fund returned 31.35%, well ahead of its benchmark, while Columbia Acorn European Fund delivered a strong absolute return, up 25.66%, though it lagged its benchmark, which increased 28.24%.

The investment results from 2012 suggest that investors may benefit from a focus on the long term and by resisting dramatic swings in sentiment. The Board of Trustees remains confident in the established philosophy and management principles that guide the Funds. Thank you for your continued investment in the Funds.

Laura M. Born
Independent Chair of the Board of Trustees
Columbia Acorn Trust

Fund performance data cited is for Class Z shares. Past performance does not guarantee future results. For more detailed performance comparisons, including standard performance data for the Columbia Acorn Funds, please see Pages 2 and 3 of this report.

Information concerning investment flows provided above is derived from Morningstar Direct. ©2013 Morningstar, Inc. All rights reserved. Morningstar is an independent provider of financial information. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

1 According to Morningstar, Columbia Acorn Fund Class Z ranked 14 of 198 U.S. mid-cap growth equity funds for the 15-year period ended December 31, 2012. Morningstar percentile rankings are based on the average annual total returns of the funds in the category for the period stated and do not include any sales charges or redemption fees, but do include 12b-1 fees and the reinvestment of dividends and capital gains distributions. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Rankings for each share class will vary due to different expenses. Columbia Acorn Fund Class Z gained 10.21% for the 15-year period, compared to a 7.43% return for the Russell 2500 Index, its primary benchmark.

Columbia Acorn Family of Funds

Table of Contents

Descriptions of Indexes	1
Share Class Performance	2
Fund Performance vs. Benchmarks	3
2012 Year-End Distributions	4
Squirrel Chatter II: Photovoltaic Energy	6
Understanding Your Expenses	9
Columbia Acorn Fund
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	28
Statement of Investments	30
Columbia Acorn International
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	43
Statement of Investments	45
Portfolio Diversification	54
Columbia Acorn USA
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	55
Statement of Investments	56
Columbia Acorn International Select
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	63
Statement of Investments	64
Portfolio Diversification	68
Columbia Acorn Select
In a Nutshell	20
At a Glance	21
Major Portfolio Changes	69
Statement of Investments	70
Columbia Thermostat Fund
In a Nutshell	22
At a Glance	23
Statement of Investments	75
Columbia Acorn Emerging Markets Fund
In a Nutshell	24
At a Glance	25
Major Portfolio Changes	77
Statement of Investments	79
Portfolio Diversification	83
Columbia Acorn European Fund
In a Nutshell	26
At a Glance	27
Major Portfolio Changes	84
Statement of Investments	85
Portfolio Diversification	89
Columbia Acorn Family of Funds
Statements of Assets and Liabilities	90
Statements of Operations	92
Statements of Changes in Net Assets	94
Financial Highlights	100
Notes to Financial Statements	114
Report of Independent Registered Public Accounting Firm	125
Federal Income Tax Information	126
Board of Trustees and Management	127
Expense Information	130

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's investment manager, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  HSBC Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Mid-Cap Core Funds Index, 30 largest mid-cap core funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 12/31/12

	Class A		Class B		Class C		Class I	Class R	Class R4	Class R5	Class Y	Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Columbia Acorn Fund
1 year	17.62%	10.87%	16.98%	11.98%	16.77%	15.77%	18.02%	NA	17.93%	17.95%	17.96%	17.93%
5 years	3.69%	2.47%	3.09%	2.75%	2.89%	2.89%	4.03%	NA	4.00%	4.00%	4.00%	4.00%
10 years	11.25%	10.59%	10.57%	10.57%	10.41%	10.41%	11.64%	NA	11.62%	11.62%	11.62%	11.62%
Columbia Acorn International
1 year	21.21%	14.25%	20.33%	15.33%	20.31%	19.31%	21.69%	20.83%	21.57%	21.61%	21.58%	21.60%
5 years	0.57%	-0.62%	-0.09%	-0.47%	-0.21%	-0.21%	0.96%	0.30%	0.93%	0.92%	0.93%	0.93%
10 years	14.01%	13.34%	13.26%	13.26%	13.16%	13.16%	14.46%	13.72%	14.44%	14.43%	14.44%	14.44%
Columbia Acorn USA
1 year	18.67%	11.86%	17.87%	12.87%	17.82%	16.82%	19.10%	NA	18.97%	18.97%	18.97%	18.98%
5 years	3.39%	2.17%	2.74%	2.38%	2.59%	2.59%	3.71%	NA	3.67%	3.67%	3.67%	3.67%
10 years	10.05%	9.39%	9.33%	9.33%	9.22%	9.22%	10.42%	NA	10.40%	10.40%	10.40%	10.40%
Columbia Acorn International Select
1 year	22.05%	15.03%	21.29%	16.29%	21.10%	20.10%	22.48%	NA	22.38%	22.39%	22.40%	22.42%
5 years	0.14%	-1.04%	-0.49%	-0.82%	-0.65%	-0.65%	0.53%	NA	0.50%	0.50%	0.50%	0.50%
10 years	12.88%	12.22%	12.15%	12.15%	12.01%	12.01%	13.28%	NA	13.26%	13.27%	13.27%	13.27%
Columbia Acorn Select
1 year	16.87%	10.15%	16.11%	11.11%	15.93%	14.93%	17.26%	NA	17.11%	17.15%	17.14%	17.15%
5 years	0.04%	-1.14%	-0.60%	-0.95%	-0.76%	-0.76%	0.39%	NA	0.32%	0.33%	0.33%	0.33%
10 years	8.28%	7.64%	7.57%	7.57%	7.44%	7.44%	8.65%	NA	8.61%	8.62%	8.62%	8.62%
Columbia Thermostat Fund
1 year	13.34%	6.84%	12.78%	7.78%	12.52%	11.52%	NA	NA	13.68%	13.66%	13.63%	13.69%
5 years	4.94%	3.70%	4.41%	4.07%	4.16%	4.16%	NA	NA	5.19%	5.19%	5.18%	5.19%
10 years	7.61%	6.97%	7.03%	7.03%	6.82%	6.82%	NA	NA	7.89%	7.89%	7.89%	7.89%
Columbia Acorn Emerging Markets Fund
1 year	30.86%	23.40%	NA	NA	29.98%	28.98%	31.39%	NA	30.97%	31.05%	NA	31.35%
Life of Fund	15.05%	10.19%	NA	NA	14.31%	14.31%	15.66%	NA	15.12%	15.17%	NA	15.55%
Columbia Acorn European Fund
1 year	25.46%	18.19%	NA	NA	24.46%	23.46%	25.71%	NA	NA	25.46%	NA	25.66%
Life of Fund	13.70%	8.89%	NA	NA	12.89%	12.89%	14.00%	NA	NA	13.70%	NA	14.00%

Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B shares are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C shares are shown with and without the maximum CDSC of 1.00% for the first year after purchase. The Funds' other classes are not subject to sales charges and have limited eligibility. Please see the Funds' prospectuses for details. Performance for different share classes will vary based on differences in sales charges and certain fees associated with each class.

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results may reflect the effect of any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please see Page 130 of this report for information on fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.922.6769.

The returns shown include the returns of each Fund's Class Z shares, each Fund's oldest share class, in cases where the inception date of the Fund is earlier than the inception date of the particular share class or where a period shown dates to before the inception date of the share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Continued on Page 3.

Fund Performance vs. Benchmarks Class Z Average Annual Total Returns through 12/31/12

Class Z Shares	4th quarter*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	3.01%	17.93%	4.00%	11.62%	14.58%
Russell 2500 Index	3.10%	17.88%	4.34%	10.49%	NA
S&P 500 Index**	-0.38%	16.00%	1.66%	7.10%	10.56%
Russell 2000 Index	1.85%	16.35%	3.56%	9.72%	NA
Lipper Mid-Cap Growth Funds Index	0.80%	13.36%	1.49%	9.40%	NA
Columbia Acorn International (ACINX) (9/23/92)	4.23%	21.60%	0.93%	14.44%	11.14%
S&P Global Ex-U.S. Between $500M and $5B Index	5.66%	19.17%	-0.04%	13.92%	8.43%
S&P Global Ex-U.S. SmallCap Index	5.82%	20.35%	-0.78%	13.20%	7.72%
MSCI EAFE Index (Net)	6.57%	17.32%	-3.69%	8.21%	5.77%
Lipper International Small/Mid Growth Funds Index	5.19%	23.38%	-0.05%	13.19%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	3.17%	18.98%	3.67%	10.40%	10.05%
Russell 2000 Index	1.85%	16.35%	3.56%	9.72%	7.31%
Lipper Small-Cap Growth Funds Index	0.12%	14.95%	2.09%	8.56%	5.78%
Columbia Acorn International Select (ACFFX) (11/23/98)	-1.49%	22.42%	0.50%	13.27%	9.58%
S&P Developed Ex-U.S. Between $2B and $10B Index	5.35%	16.78%	-1.86%	11.17%	7.17%
MSCI EAFE Index (Net)	6.57%	17.32%	-3.69%	8.21%	3.61%
Lipper International Small/Mid Growth Funds Index	5.19%	23.38%	-0.05%	13.19%	10.10%
Columbia Acorn Select (ACTWX) (11/23/98)	2.04%	17.15%	0.33%	8.62%	9.33%
S&P MidCap 400 Index	3.61%	17.88%	5.15%	10.53%	9.21%
S&P 500 Index**	-0.38%	16.00%	1.66%	7.10%	3.33%
Lipper Mid-Cap Core Funds Index	3.28%	16.27%	3.11%	9.27%	7.70%
Columbia Thermostat Fund (COTZX) (9/25/02)	1.52%	13.69%	5.19%	7.89%	8.10%
S&P 500 Index	-0.38%	16.00%	1.66%	7.10%	7.71%
Barclays U.S. Aggregate Bond Index	0.22%	4.22%	5.95%	5.18%	5.22%
Lipper Flexible Portfolio Funds Index	1.54%	13.34%	2.72%	7.31%	7.70%
50/50 Blended Benchmark	-0.07%	10.13%	4.26%	6.44%	6.78%
Columbia Acorn Emerging Markets Fund (CEFZX) (8/19/11)	9.08%	31.35%	—	—	15.55%
S&P Emerging Markets Between $500M and $5B Index	7.07%	25.71%	—	—	6.34%
MSCI Emerging Markets Small Cap Index	5.10%	22.22%	—	—	1.36%
Lipper Emerging Markets Index	6.28%	20.08%	—	—	8.55%
Columbia Acorn European Fund (CAEZX) (8/19/11)	5.08%	25.66%	—	—	14.00%
S&P Europe Between $500M and $5B Index	8.01%	28.24%	—	—	13.57%
HSBC Smaller European Companies Index	8.53%	25.89%	—	—	9.96%
Lipper European Region Index	7.17%	22.07%	—	—	14.62%

The inception dates for Class A, B and C shares (if offered) are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 10/16/00; Columbia Thermostat Fund, 3/3/03; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception dates for Class I Shares are as follows: Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select, 9/27/10; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11. The inception date for Class R Shares for Columbia Acorn International is 8/15/11. The inception date for Class R4, R5 and Y shares (if offered) is as follows: Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 11/8/12. The inception date for Class R5 shares of Columbia Acorn International is 8/15/11. The inception date for Class R4 and Class Y shares of Columbia Acorn International is 11/8/12. The inception date for Class Z shares is as follows: Columbia Acorn Fund, 6/10/70; Columbia Acorn International, 9/23/92; Columbia Acorn USA, 9/4/96; Columbia Acorn International Select and Columbia Acorn Select, 11/23/98; Columbia Thermostat Fund, 9/25/02; Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, 8/19/11.

*Not annualized

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Please see Page 1 for a description of the indexes listed above.

Columbia Acorn Family of Funds

2012 Year-End Distributions

The following table details the year-end distributions for the Columbia Acorn Family of Funds. For all Funds except for Columbia Thermostat Fund, the record date was December 5, 2012, and the ex-dividend and payable date was December 6, 2012. For Columbia Thermostat Fund, the record date was December 20, 2012, and the ex-dividend and payable date was December 21, 2012. Additionally, Columbia Acorn International and Columbia Acorn USA paid additional dividends with a record date of December 26, 2012, and an ex-dividend and payable date of December 27, 2012. In the chart below, the ordinary income shown is the sum of these two distributions.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund
Class A	None	$1.46206	$0.06234	$28.54
Class B	None	$1.46206	None	$26.05
Class C	None	$1.46206	None	$25.61
Class I	None	$1.46206	$0.16459	$29.61
Class R4	None	$1.46206	$0.11346	$30.03
Class R5	None	$1.46206	$0.13752	$30.00
Class Y	None	$1.46206	$0.15256	$30.03
Class Z	None	$1.46206	$0.14955	$29.59
Columbia Acorn International
Class A	None	None	$0.52359	$40.08/$40.57	*
Class B	None	None	$0.24101	$39.00/$39.46	*
Class C	None	None	$0.23337	$38.83/$39.30	*
Class I	None	None	$0.66106	$40.13/$40.64	*
Class R	None	None	$0.41667	$40.08/$40.57	*
Class R4	None	None	$0.59232	$40.36/$40.86	*
Class R5	None	None	$0.65724	$40.09/$40.59	*
Class Y	None	None	$0.63815	$40.35/$40.86	*
Class Z	None	None	$0.64197	$40.11/$40.62	*
Columbia Acorn USA
Class A	None	$2.31906	$0.11399	$27.32/$27.86	*
Class B	None	$2.31906	None	$24.94
Class C	None	$2.31906	None	$24.63
Class I	None	$2.31906	$0.22168	$28.53/$29.11	*
Class R4	None	$2.31906	$0.15886	$28.97/$29.55	*
Class R5	None	$2.31906	$0.17681	$28.94/$29.53	*
Class Y	None	$2.31906	$0.19177	$28.98/$29.56	*
Class Z	None	$2.31906	$0.18878	$28.52/$29.09	*

*  The first price is the reinvestment price on 12/6/12. The second price is the reinvestment price on 12/27/12.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn International Select
Class A	None	$2.09423	$1.74324	$25.44
Class B	None	$2.09423	$1.57167	$24.25
Class C	None	$2.09423	$1.52739	$24.13
Class I	None	$2.09423	$1.84009	$25.67
Class R4	None	$2.09423	$1.78751	$25.81
Class R5	None	$2.09423	$1.79858	$25.80
Class Y	None	$2.09423	$1.81242	$25.80
Class Z	None	$2.09423	$1.82625	$25.68
Columbia Acorn Select
Class A	None	$1.50555	None	$24.44
Class B	None	$1.50555	None	$22.51
Class C	None	$1.50555	None	$22.24
Class I	None	$1.50555	None	$25.34
Class R4	None	$1.50555	None	$25.63
Class R5	None	$1.50555	None	$25.63
Class Y	None	$1.50555	None	$25.68
Class Z	None	$1.50555	None	$25.28
Columbia Thermostat Fund
Class A	None	None	$0.22082	$14.29
Class B	None	None	$0.15159	$14.39
Class C	None	None	$0.11698	$14.39
Class R4	None	None	$0.25543	$14.18
Class R5	None	None	$0.25266	$14.18
Class Y	None	None	$0.25958	$14.18
Class Z	None	None	$0.25543	$14.12
Columbia Acorn Emerging Markets Fund
Class A	None	None	$0.07638	$11.79
Class C	None	None	None	NA
Class I	None	None	$0.11580	$11.82
Class R4	None	None	$0.10301	$11.89
Class R5	None	None	$0.11047	$11.88
Class Z	None	None	$0.11154	$11.81
Columbia Acorn European Fund
Class A	None	None	$0.05024	$11.39
Class C	None	None	None	NA
Class I	None	None	$0.08251	$11.39
Class R5	None	None	$0.07713	$11.49
Class Z	None	None	$0.08035	$11.39

Squirrel Chatter II: Photovoltaic Electricity

When the sun is directly overhead on a clear day, it casts about 1,000 watts of energy per square meter. Across the earth, in about one hour the sun provides as much energy as mankind uses from all sources during an entire year.

Photovoltaic (PV) energy, electricity generated directly from sunlight, was discovered in 1839 by Edmund Becquerel. In 1873, Willoughby Smith observed that selenium became conductive when exposed to light.1 Selenium photovoltaic cells, which convert sunlight directly into electricity, were first made in the 1870s and were later used as light meters for photography.2 But selenium cells converted at best 1% of sun power into electricity and were expensive, so their uses were limited.3

In the 1950s, Bell Laboratories began developing silicon photovoltaic cells, and succeeded in creating cells capable of converting 6% of solar power into energy. Cells were combined together into PV modules, and were originally used to recharge batteries that powered remote transmitters. PV modules using more expensive and efficient gallium arsenide were also invented, and almost immediately began to be used in space. The Vanguard I satellite in 1958 had solar capacity well under a watt.4 Capacity on satellites grew rapidly, to 1962's Telstar at 14 watts, to the early 1970's Skylab at 16,000 watts, and to today's International Space Station at more than 100,000 watts.5

In 1960, silicon solar modules were handmade and cost about $1,000 per peak watt.6 The cost of modules has declined in accordance with learning curve theory. For each doubling of cumulative production, prices generally dropped about 20% through the year 2000. The price fell to about $300 per peak watt in 1970, and then to about $3.50 in 2000.7 Module costs fell as sunlight conversion efficiency was enhanced, materials requirements were reduced and manufacturing processes were mechanized and streamlined. Other costs of PV systems, including electronics, cabling, racks, mounting hardware and installation expenses, have also been dropping, but not as quickly.

As prices fell, mass market applications developed. In the 1980s, PV systems were most often used to provide power to areas without electrical infrastructure to run irrigation pumps, illuminate schools and refrigerate medicine, for example.8 In the 1990s, PV systems began to be connected to electric grids in the developed world in order to utilize essentially pollution-free energy.9 Governments created incentives for installing and producing PV electricity in order to reduce carbon dioxide emissions and slow global warming.

In 2000, Germany passed legislation that guarantees high, 20-year payments to producers for PV-produced electricity. Payment rates on new projects decline along with the costs of photovoltaic systems. Utilities in Germany currently pay about $0.35 per kilowatt hour (kWh) for home roof-top produced PV electricity.10 As of the end of 2011, Germany was the world leader in PV energy investment with 24.8 billion peak watts of installed PV capacity, about 35% of the world total.11 Italy, which also adopted high payments for PV electricity, was second, at about 17% of world PV capacity.12 The United States, in comparison, accounted for only 5% of installed worldwide PV capacity.

As a result of the incentives in Germany and Italy, demand for photovoltaic systems surged. A shortage of polysilicon, the primary raw material for silicon solar cells, also developed. Module prices were stuck between $3 and $4 from 2000 until the second half of 2008, and profits boomed for both solar module and polysilicon makers. Manufacturing capacity consequently jumped, boosted at first by attractive profits and then by Chinese efforts to dominate world PV module production. Module prices then fell to $2 in 200913 and collapsed to as low as $0.70 by September 2012, when global manufacturing capacity equaled nearly double worldwide demand.14 Extremely competitive pricing, plus the lack of apparent technology or cost advantages, have caused losses, an industry shakeout, and poor stock performance for PV module producers.

According to the World Research Institute, by 2011 the average installed price for complete photovoltaic systems fell to $4.75 per peak watt of energy generated.

Meanwhile, the price of utility-generated electricity has been rising. According to the U.S. Energy Information Administration, the average residential electricity price in the United States rose from $0.02 per kWh in 1970 to $0.08 in the year 2000 and $0.12 in 2011. The falling price of PV systems and the rising price of electricity have made PV electricity more competitive.

In the United States, 44 states have adopted net metering policies. These policies make it possible for consumers to buy PV systems, produce their own PV electricity by day and provide what they don't use into the electric grid. By night, they get electricity from the grid. Consumers are generally billed for the net amount they use. Given that solar electric production varies by hour of the day and cloud cover, and utilities need reliable supplies, utility obligations to purchase such power are capped state by state. PV electricity production, however, tends to match peak load needs, so utilities are generally buying what would otherwise be expensive peak-load power and selling cheaper off-peak power to owners of PV systems at average retail rates.

PV electricity is now competitive in areas with high electric rates, especially in places with lots of sunshine. Household electricity rates vary tremendously by location. As examples, Honolulu rates recently hit $0.34 per kWh, and the New York City area, $0.20. Worldwide electric rates vary tremendously as well, with Denmark at nearly $0.40 and Italy at about $0.30 per kWh. These prices contrast to electric rates ranging from $0.05 to $0.10 per kWh in some energy-rich states and countries.15

Peak sunshine varies by location; solar modules in Honolulu receive an average of 5.7 hours of peak sunshine per day, so each peak watt of installed solar module would generate about 1.87 kWh yearly.16 Assuming that a PV system costs $4.75 per peak watt installed, it would pay for itself in about 7.5 years based on Honolulu's electricity rates. Utilizing the current 30% federal tax credit reduces the payback period to 5.2 years.17 After the PV system pays for itself, it should provide more than 20 years of nearly free energy to its owner, as modules are designed to last 30 years, though electronics associated with them will likely need to be replaced once or twice during that period.

Honolulu is an extreme example in the United States because of its high electricity costs and its abundant sunshine. Tucson receives even more sunshine, but with approximately $0.10 kWh power prices, PV systems there have after-tax credit paybacks of nearly 16 years. New York receives about one-third less sunshine than Tucson, but due to its higher power rates, PV systems there have about 11 year paybacks.18

As of early 2012, 30 states had renewable portfolio standards, which mandate certain percentages of electricity production to be from renewable sources such as PV. Solar renewable energy credits and tax credits have also incentivized purchases of PV systems in many of those states.19 As a result, large, non-residential PV installations jumped, and recently accounted for 84% of nationwide PV capacity.20 Total new installations in the United States surged over 15-fold from 2007 to 2012, to about 3.2 billion peak watts.21

Although PV installations in the United States are rising sharply, relatively low net metered electricity prices in most of the United States makes PV electricity less competitive compared to high payment rates in other countries. Abundant and cheap shale natural gas in the United States will likely keep domestic electric rates low. With these factors in mind, despite tax incentives and renewable portfolio standards, the United States seems unlikely to become the world leader in PV electricity production.

Photovoltaic electricity production is instead more economically attractive in areas with high electricity costs. PV electricity should displace a lot of the 5% of worldwide electricity that is generated by burning costly petroleum. Also, the World Bank estimates that 1.4 billion people do not have access to electricity, and is funding billions of dollars to provide electricity to them.22 PV electricity seems like a good choice to provide power to third world locations currently lacking electricity.

Usage of photovoltaic electricity is growing rapidly from a very low base. Worldwide PV power production jumped about 86% in 2012, but accounted for just 0.25% of electric power.23 As photovoltaic costs continue to drop, fossil fuel prices rise, and concerns about carbon emissions grow, PV seems poised to achieve substantially greater shares of electricity production, helping to change the world in a favorable way.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed here are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Dunlop, James P., Photovoltaic Systems, Second Edition, (Orland Park, Illinois, American Technical Publishers, Inc., 2010), p. 5.

2  Lynn, Paul A., Electricity from Sunlight, An Introduction to Photovoltaics, (West Sussex, United Kingdom, John Wiley & Sons, Ltd, 2010), p. 13.

3  Dunlop, James P., op. cit., p. 6.

4  Ibid., p. 7.

5  Lynn, Paul A., op. cit., p. 14 and p. 168.

6  Dunlop, James P., op. cit., p. 7. Peak watts are the amount of electricity produced by photovoltaic modules when the sun is directly overhead and unobstructed.

7  Lynn, Paul A., op. cit., p. 14-16.

8  Dunlop, James P., op. cit., p. 7.

9  Lynn, Paul A., op. cit., p. 19.

10  German Feed-in Tariffs 2012, posted on the German Energy Blog. http://www.germanenergyblog.de/?page_id=8617. Accessed January 21, 2013.

11  Barua, Priya and Tawney, Letha and Weischer, Lutz, "Delivering on the Clean Energy Economy: The Role of Policy in Developing Successful Domestic Solar and Wind Industries," a Working Paper published by the World Resources Institute, November 2012, p. 16, http://www.wri.org/publication/delivering-on-the-clean-energy-economy. Accessed February 4, 2013.

12  Kaften, Cheryl, "IEA: Renewables to Rival Coal by 2035," PV Magazine.com, November 14, 2012, http://www.pv-magazine.com/news/details/beitrag/iea--renewables-to-rival-coal-by-2035_100009194/#axzz2JxkjpuqF. Accessed January 18, 2013.

13  Bazilian, Morgan, et al., "Reconsidering the Economics of Photovoltaic Power," a Working Paper published May 17, 2012, p. 3, http://www.ourenergypolicy.org/wp-content/uploads/2012/05/BNEF_re_considering_the_economics_of_photovoltaic_power.pdf. Accessed February 4, 2013.

14  "U.S. Solar Market Insight Report, Q3 2012, Executive Summary," Copyright 2012, SEIA (Solar Energy Industries Association)/GTM Research, p. 11, http://www.seia.org/research-resources/us-solar-market-insight. Accessed February 4, 2013.

15  U.S. Energy Information Administration website, http://www.eia.gov/electricity/state/. Accessed January 7, 2013.

16  Assumes 10% electricity loss from line losses and conversion from direct current to alternating current.

17  $4.75 average included commercial systems; residential system costs averaged $5.21 per watt, as stated in the "U.S. Solar Market Insight Report, Q3 2012, Executive Summary," p. 10. See footnote 14.

18  Paybacks calculated by author utilizing recently published electric rates as mentioned in essay, hours of peak sunshine per Dunlop book, 10% line and conversion losses, and the current 30% federal tax credit. Readers are advised to update data and do own calculations prior to purchasing PV systems.

19  U.S. Energy Information Administration website, http://www.eia.gov/todayinenergy/detail.cfm?id=4850. Accessed February 4, 2013.

20  Sherwood, Larry, "U.S. Solar Market Trends 2011," IREC (Interstate Renewable Energy Council, Inc.), August 2012, p. 7, http://www.irecusa.org/wp-content/uploads/IRECSolarMarketTrends-2012-Web-8-28-12.pdf. Accessed February 4, 2013.

21  "U.S. Solar Market Insight Report," op. cit., p. 2.

22  The world bank website, http://web.worldbank.org/WBSITE/EXTERNAL/TOPICS/EXTENERGY2/0,,contentMDK:22855502~pagePK:210058~piPK:210062~theSitePK:4114200,00.html. Accessed February 4, 2013.

23  Carr, Geoffrey, "Science and Technology: Sunny Uplands," The Economist, November 13, 2012, 2:22, http://www.economist.com/news/21566414-alternative-energy-will-no-longer-be-alternative-sunny-uplands. Accessed February 4, 2013.

Understanding Your Expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class A, B, C, I, R, R4, R5, Y and Z shares of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Funds' actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Funds' actual return) and then applies the Funds' actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the "Fund of Funds" table.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2012 – December 31, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	1,078.00	1,019.86	5.62	5.46	1.07
Class B	1,000.00	1,000.00	1,075.40	1,017.03	8.55	8.31	1.63
Class C	1,000.00	1,000.00	1,074.20	1,016.17	9.44	9.17	1.80
Class I	1,000.00	1,000.00	1,080.10	1,021.63	3.79	3.68	0.72
Class R4*	1,000.00	1,000.00	1,063.10	1,020.93	1.26	4.39	0.86
Class R5*	1,000.00	1,000.00	1,063.30	1,021.18	1.19	4.14	0.81
Class Y*	1,000.00	1,000.00	1,063.40	1,021.48	1.10	3.83	0.75
Class Z	1,000.00	1,000.00	1,079.60	1,021.28	4.15	4.04	0.79

Understanding Your Expenses, continued

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International
Class A	1,000.00	1,000.00	1,116.50	1,019.01	6.63	6.33	1.24
Class B	1,000.00	1,000.00	1,112.50	1,015.47	10.36	9.88	1.94
Class C	1,000.00	1,000.00	1,112.20	1,015.16	10.68	10.19	2.00
Class I	1,000.00	1,000.00	1,118.60	1,020.83	4.71	4.49	0.88
Class R	1,000.00	1,000.00	1,114.80	1,017.54	8.18	7.80	1.53
Class R4*	1,000.00	1,000.00	1,045.70	1,020.12	1.48	5.21	1.02
Class R5	1,000.00	1,000.00	1,118.00	1,020.72	4.82	4.60	0.90
Class Y*	1,000.00	1,000.00	1,045.90	1,020.72	1.31	4.60	0.90
Class Z	1,000.00	1,000.00	1,118.40	1,020.52	5.03	4.80	0.94
Columbia Acorn USA
Class A	1,000.00	1,000.00	1,077.40	1,018.60	6.93	6.73	1.32
Class B	1,000.00	1,000.00	1,073.80	1,015.37	10.27	9.98	1.96
Class C	1,000.00	1,000.00	1,073.10	1,014.91	10.74	10.44	2.05
Class I	1,000.00	1,000.00	1,079.00	1,020.57	4.89	4.75	0.93
Class R4*	1,000.00	1,000.00	1,080.60	1,019.51	1.68	5.82	1.14
Class R5*	1,000.00	1,000.00	1,080.60	1,019.61	1.66	5.72	1.12
Class Y*	1,000.00	1,000.00	1,080.70	1,020.02	1.54	5.31	1.04
Class Z	1,000.00	1,000.00	1,078.20	1,019.66	5.83	5.67	1.11
Columbia Acorn International Select
Class A	1,000.00	1,000.00	1,107.20	1,017.84	7.83	7.50	1.47
Class B	1,000.00	1,000.00	1,103.70	1,014.71	11.11	10.64	2.09
Class C	1,000.00	1,000.00	1,102.80	1,013.85	12.01	11.50	2.26
Class I	1,000.00	1,000.00	1,109.10	1,019.51	6.08	5.82	1.14
Class R4*	1,000.00	1,000.00	997.30	1,018.70	1.84	6.63	1.30
Class R5*	1,000.00	1,000.00	997.30	1,018.80	1.82	6.53	1.28
Class Y*	1,000.00	1,000.00	997.50	1,019.21	1.70	6.12	1.20
Class Z	1,000.00	1,000.00	1,108.90	1,019.21	6.40	6.12	1.20
Columbia Acorn Select
Class A	1,000.00	1,000.00	1,085.80	1,018.70	6.85	6.63	1.30
Class B	1,000.00	1,000.00	1,082.10	1,015.62	10.05	9.73	1.91
Class C	1,000.00	1,000.00	1,081.20	1,014.86	10.84	10.49	2.06
Class I	1,000.00	1,000.00	1,087.90	1,020.47	5.01	4.85	0.95
Class R4*	1,000.00	1,000.00	1,059.20	1,019.92	1.55	5.41	1.06
Class R5*	1,000.00	1,000.00	1,059.60	1,020.27	1.45	5.05	0.99
Class Y*	1,000.00	1,000.00	1,059.40	1,020.62	1.35	4.70	0.92
Class Z	1,000.00	1,000.00	1,087.20	1,020.02	5.49	5.31	1.04

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Emerging Markets Fund
Class A	1,000.00	1,000.00	1,193.90	1,016.33	9.81	9.02	1.77
Class C	1,000.00	1,000.00	1,189.10	1,012.33	14.16	13.02	2.56
Class I	1,000.00	1,000.00	1,197.10	1,018.15	7.83	7.19	1.41
Class R4*	1,000.00	1,000.00	1,070.40	1,017.49	2.26	7.85	1.54
Class R5*	1,000.00	1,000.00	1,071.10	1,017.89	2.15	7.45	1.46
Class Z	1,000.00	1,000.00	1,195.70	1,017.84	8.16	7.50	1.47
Columbia Acorn European Fund
Class A	1,000.00	1,000.00	1,124.90	1,017.08	8.70	8.26	1.62
Class C	1,000.00	1,000.00	1,121.40	1,013.65	12.33	11.71	2.30
Class I	1,000.00	1,000.00	1,126.10	1,018.65	7.04	6.68	1.31
Class R5*	1,000.00	1,000.00	1,067.00	1,018.40	2.00	6.94	1.36
Class Z	1,000.00	1,000.00	1,125.80	1,018.50	7.20	6.84	1.34

Fund of Funds—Columbia Thermostat Fund

July 1, 2012 – December 31, 2012

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund's effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Thermostat Fund
Class A	1,000.00	1,000.00	1,063.10	1,022.75	2.61	2.56	0.50	5.74	5.62	1.10
Class B	1,000.00	1,000.00	1,060.70	1,020.22	5.21	5.11	1.00	8.33	8.17	1.60
Class C	1,000.00	1,000.00	1,059.70	1,018.95	6.51	6.38	1.25	9.63	9.44	1.85
Class R4*	1,000.00	1,000.00	1,026.00	1,024.01	0.36	1.28	0.25	1.22	4.35	0.85
Class R5*	1,000.00	1,000.00	1,025.80	1,023.91	0.39	1.38	0.27	1.25	4.45	0.87
Class Y*	1,000.00	1,000.00	1,025.50	1,024.16	0.32	1.13	0.22	1.18	4.19	0.82
Class Z	1,000.00	1,000.00	1,064.80	1,024.01	1.30	1.28	0.25	4.44	4.35	0.85

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Except with respect to Columbia Thermostat Fund, expenses do not include any fees and expenses incurred indirectly by a Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly by the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses for Columbia Acorn International, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund, account value at the end of the period would have been reduced.

*  For the period from November 8, 2012 (commencement of operations) through December 31, 2012.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager	Robert A. Mohn Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Including a 3.01% gain in the fourth quarter, Columbia Acorn Fund (Class Z shares) rose 17.93% in 2012. Both gains about matched the Fund's primary benchmark, the Russell 2500 Index, and were moderately ahead of the Lipper Mid-Cap Growth Index and the large-cap S&P 500 Index.

The technology hardware group did well during both periods. Fiber optic laser equipment provider IPG Photonics lit up performance, rising 17% in the quarter and nearly doubling for the year. Earnings beat expectations and fears of a slowdown did not materialize. Swedish measurement equipment and software company Hexagon rose 18% in the quarter and jumped over 70% during the year on fine earnings and margin gains. Trimble Navigation, a producer of global positioning equipment for engineering and agriculture, grew 25% in the quarter and 38% in the year, also on excellent earnings and margin gains. Electronics connector maker Amphenol rose 10% in the quarter and 44% in the year, as it won additional business and grew nicely.

Communications stocks also performed well. Tower companies were the highest performers. Both SBA Communications and Crown Castle International rose 13% in the quarter; SBA edged out Crown for the year with a 65% rise versus 61%. Both companies are benefiting from buildouts of new generation cellular technology, as well as reportedly improved outlooks for some of its cell phone provider customers. Voice and data provider tw telecom rose 31% in 2012 on continued growth and consolidation within the industry.

Consumer discretionary stocks rounded out the winner's circle. Premium active apparel retailer lululemon athletica jumped 64% during the year as it proved the naysayers wrong. It was the Fund's largest dollar winner. Ryman Hospitality Properties, formerly Gaylord Entertainment, rose 19% in the quarter and surged 95% in the year on its conversion to real estate investment trust status. PVH, the owner of most of the Calvin Klein brand, agreed to buy Warnaco Group, the owner of Calvin Klein underwear and international rights. Warnaco rose 38% in the quarter and 43% during the year. However, Deckers Outdoor, the wholesaler of UGG fashion footwear, had a disappointing year due to higher costs and unfavorable weather. Its stock stumbled 47% during the year.

Health care stocks were generally disappointing. During the quarter, Auxilium Pharmaceuticals fell 24% on increased competition and Isis Pharmaceuticals fell 33% on poor drug development. During the year, health care information technology provider Quality Systems fell 52% on disappointing earnings. Chelsea Therapeutics International plunged 86%, and Anthera Pharmaceuticals 86%, both on poor drug development results. On the bright side, BioMarin Pharmaceutical rose 43% for the year as it made progress developing orphan drugs. Alexion Pharmaceuticals appreciated 30% on continued earnings growth, though it did fall 19% in the quarter. We opted to sell the Fund's positions in Isis Pharmaceuticals and Anthera Pharmaceuticals.

Columbia Acorn Fund's international stocks fell 0.16% in the quarter and were up only 13.73% in the year.* While Hexagon, as mentioned above, performed well, Canadian mining company Kirkland Lake Gold dropped 61% and Mongolian copper miner Turquoise Hill Resources fell 53% during the year. Foreign stocks accounted for 8.3% of the Fund's assets at year end, down from 9.2% at the beginning of year and 8.7% at the beginning of the quarter.

Stocks did quite well in 2012 despite mediocre economic growth. Small and mid caps were helped by takeovers. Seventeen takeovers of Columbia Acorn Fund portfolio companies were announced during the year. Given low interest rates on bonds and inflated prices of some real assets, such as precious metals and farmland, we believe stocks may continue to do relatively well in 2013. In the current environment, the takeover trend could also persist, further benefiting small and mid caps.

*  These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/12

Crown Castle International	1.7%
lululemon athletica	1.6
tw telecom	1.4
SBA Communications	1.4
Amphenol	1.3
IPG Photonics	1.1
PVH	1.1
BioMarin Pharmaceutical	1.0
Ryman Hospitality Properties	1.0
Hexagon	0.8
Trimble Navigation	0.7
Alexion Pharmaceuticals	0.4
Warnaco Group	0.3
Deckers Outdoor	0.2
Auxilium Pharmaceuticals	0.2
Quality Systems	0.1
Kirkland Lake Gold	0.1
Turquoise Hill Resources	0.1
Chelsea Therapeutics International	0.0	*

*Rounds to less than 0.1%.

Columbia Acorn Fund

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for performance data current to the most recent month-end. Market indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index.

Average Annual Total Returns for period ended December 31, 2012

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (06/10/70 inception)	3.01%	17.93%	4.00%	11.62%	14.58%
Class A (10/16/00 inception)
without sales charge	2.92	17.62	3.69	11.25	14.20
with sales charge	-2.99	10.87	2.47	10.59	14.04
Russell 2500 Index*	3.10	17.88	4.34	10.49	NA

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index definitions.

All results shown assume reinvestment of distributions. The Fund's Class Z share annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 0.77% and the Class A share expense ratio is 1.11%. Class Z shares are sold at NAV, have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the Fund, directly or by exchange. Please see the Fund's prospectuses for eligibility and other details. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/12

Top 10 Holdings

as a percentage of net assets, as of 12/31/12

1.	Ametek Aerospace/Industrial Instruments	2.2%
2.	Mettler-Toledo International Laboratory Equipment	1.8%
3.	Crown Castle International Communications Towers	1.7%
4.	lululemon athletica Premium Active Apparel Retailer	1.6%
5.	Donaldson Industrial Air Filtration	1.6%
6.	tw telecom Fiber Optic Telephone/Data Services	1.4%
7.	SBA Communications Communications Towers	1.4%
8.	Amphenol Electronic Connectors	1.3%
9.	FMC Technologies Oil & Gas Well Head Manufacturer	1.1%
10.	Nordson Dispensing Systems for Adhesives & Coatings	1.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund Class Z Shares

June 10, 1970 (Fund inception) through December 31, 2012

The chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Total Net Assets of the Fund: $17.5 billion

Columbia Acorn International

In a Nutshell

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Columbia Acorn International (Class Z shares) returned 4.23% in the fourth quarter, 1.43% behind the 5.66% return of its primary benchmark, the S&P Global Ex-U.S. between $500M and $5B Index. For 2012, the Fund's annual return was 21.60%, 2.43% ahead of its benchmark, up 19.17%. International small-cap stocks outperformed larger caps as measured by the large-cap developed market MSCI EAFE Index, which rose 17.32% during the year.

Recall that in 2011, fears of a renewed global recession dragged down equity markets just about everywhere, with those in Europe, Asia excluding Japan, and Latin America particularly hard hit. Early concerns over inflation in China, India and Brazil abated as 2011 progressed. They were replaced that year by the far greater concerns of a renewed credit crunch triggered by potential European debt defaults and even the possible demise of the European single currency. In 2012, concerns over the eurozone abated, and market participants preoccupied themselves with the scarcity of growth and the real risk of a prolonged deflation, despite the best efforts of many governments to keep the liquidity spigot open via low interest rates and deficit spending. The result was a bifurcated market where conservative, high-yielding assets in mature markets (for example, real estate investment trusts or REITs) and high-growth assets in the few remaining growth markets around (especially emerging markets) rallied, while global cyclicals, particularly commodities, generally rose only modestly.

This is evidenced in the Fund by the fact that nine of the top 15 performers were emerging market companies with returns ranging from 75% to 160%. Asian gaming stocks continued to move higher with Cambodia-based Nagacorp rising 160% and Macau-based Melco Crown Entertainment appreciating over 75%. We expect rising regional wealth and increased opportunities and desire for leisure travel to continue to drive growth in this sector. In India, rising affluence within a sizable and expanding middle class continued to drive expectations for consumer stocks higher. United Breweries, India's leading brewer, for example, was up 137% in the year. In Indonesia, continued penetration of cellular phones increased the demand for requisite cellular tower infrastructure, propelling Tower Bersama Infrastructure up over 128%. In South Africa, wealth effects across the population helped drive earnings for fund management company Coronation Fund Managers, sending the stock up 77% in the year.

The strong performance in many high-growth emerging market companies contrasts sharply with comparatively weak economic trends in developed markets and the inability of most western governments to confront fiscal imbalances with solutions rather than rhetoric and continued large deficits.

The concerns of a "fiscal cliff" in the United States and little growth in Japan and Europe continued to weigh heavily on commodity-related stocks. In particular, Japan continued to suffer the consequences of deflation and economic stagnation, accounting for eight of the 15 worst performers in the Fund. Japanese consumer and Internet stocks suffered with online apparel retailer Start Today down nearly 60% on weak earnings, social networker Gree down 25% on lower expectations, and Sanrio, owner of the "Hello Kitty" brand, down over 23%. We sold the Fund's position in Gree.

As we enter 2013, the outlook appears more positive than one year ago. Elections in the United States and changes in leadership in China have taken place without hanging chads or revolution. European policymakers are regarded as more credible on the common currency than was previously the case. Even Japan has embarked on a more aggressive reflationary stance to end over 20 years of deflation. Emerging markets appear stable and poised for continued economic growth that is well above global averages. Unfortunately, after a strong performance in 2012, equity markets may no longer appear as attractive as they did one year ago, and have been invigorated by nominal interest rates at record lows in many countries. We believe that for equities to continue to perform, they will need to demonstrate solid ongoing growth in quality earnings, as this is what present valuations appear to discount. As always, we will continue to work hard to identify investments in dynamic, emerging growth companies for shareholders, while remaining attentive to the downside risks.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/12

Melco Crown Entertainment	1.6%
Coronation Fund Managers	0.8
United Breweries	0.6
Nagacorp	0.5
Tower Bersama Infrastructure	0.5
Sanrio	0.5
Start Today	0.4

Columbia Acorn International

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for performance data current to the most recent month-end. Market indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index.

Average Annual Total Returns for period ended December 31, 2012

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/23/92 inception)	4.23%	21.60%	0.93%	14.44%	11.14%
Class A (10/16/00 inception)
without sales charge	4.14	21.21	0.57	14.01	10.71
with sales charge	-1.85	14.25	-0.62	13.34	10.39
S&P Global Ex-U.S. Between $500M and $5B*	5.66	19.17	-0.04	13.92	8.43

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index definitions.

All results shown assume reinvestment of distributions. The Fund's Class Z share annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 0.98% and the Class A share expense ratio is 1.35%. Class Z shares are sold at NAV, have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the Fund, directly or by exchange. Please see the Fund's prospectuses for eligibility and other details. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/12

Top 10 Holdings

as a percentage of net assets, as of 12/31/12

1.	Melco Crown Entertainment (Hong Kong) Macau Casino Operator	1.6%
2.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.5%
3.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.5%
4.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	1.3%
5.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.1%
6.	Grupo Aeroportuario del Sureste (Mexico) Mexican Airport Operator	1.0%
7.	Localiza Rent A Car (Brazil) Car Rental	1.0%
8.	Gemalto (France) Digital Security Solutions	1.0%
9.	Partners Group (Switzerland) Private Markets Asset Management	1.0%
10.	Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Class Z Shares

September 23, 1992 (Fund inception) through December 31, 2012

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Total Net Assets of the Fund: $6.7 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn USA (Class Z shares) ended the fourth quarter of 2012 up 3.17%, outperforming the 1.85% gain of its primary benchmark, the Russell 2000 Index. For the annual period, the Fund also topped the benchmark with an 18.98% gain versus a 16.35% return for the Russell 2000 Index.

The top contributor to performance in the fourth quarter came from teen apparel retailer Abercrombie & Fitch, up 42% on improved U.S. earnings results, a reduction in excess inventory and a large share buy-back executed in the quarter. Global branded apparel manufacturer Warnaco Group also had a strong quarter, gaining 38% after announcing that it was to be acquired by PVH Corp. The Fund also profited from the other side of the deal table, as casino operator Pinnacle Entertainment gained 29% in the quarter on news it would acquire Ameristar Casinos.

Car rental company Avis Budget Group was up 29% in the fourth quarter and ended the year up 85%, benefiting from high fleet utilization and what we believe could be a new trend of positive rental car pricing in the industry. IPG Photonics rose 17% in the fourth quarter and was up 99% for the year. Revenue growth was strong as IPG's fiber laser technology continued to gain acceptance across a wide range of new applications. Convention hotel operator Ryman Hospitality Properties issued a large special dividend in advance of its conversion to a real estate investment trust. The stock rose 19% in the fourth quarter and was up 95% for the year.

The top contributor to Fund performance for the year was premium active apparel retailer lululemon atheletica, up 63% as growing brand awareness continued to fuel earnings growth. Industrial companies Nordson and Ametek had annual gains of 55% and 34%, respectively. Nordson's dispensing systems for adhesives and coatings are in high demand from a wide spectrum of product manufacturers, including, of particular note, smartphone and tablet producers. Ametek, a maker of aerospace and industrial instruments, continued to take market share, which propelled earnings nearly 20% higher year-to-date through September.

Several technology stocks detracted from Fund performance. Micros Systems, a developer of information systems used by the hospitality industry, fell 14% in the quarter and 9% for the year. Data integration software developer Informatica was off 13% for the quarter and 18% for the year. Both fell on disappointing sales results. Atmel, a manufacturer of microcontrollers, ended the year on a strong note with a fourth quarter gain of 25%, but it was not enough to offset earlier losses. For the year, Atmel's stock was down 19%, beset by declining revenues and a lost contract bid.

Biotechnology stocks also marred performance. In the fourth quarter, Isis Pharmaceuticals, Auxilium Pharmaceuticals and ARIAD Pharmaceuticals had losses ranging from 21% to 34%. Isis and ARIAD both had drugs that were approved by the FDA, but Isis received negative callouts from the FDA panel and ARIAD was required to add a warning label to its product. We sold the Fund's position in Isis. Sales of Auxilium's drug came in short of expectations. For the annual period, Chelsea Therapeutics International fell 85% as data presented to the FDA failed to warrant a reversal of a prior rejection of Chelsea's drug for hypo-tension.

On the first trading day of the New Year, small-cap stock indexes hit all-time record highs to very little fanfare. It's as though we're stuck in a stealth bull market that few feel comfortable acknowledging. Traumatized by the market's plunge four long years ago, investors have in general remained suspicious and skeptical about stocks (with the notable exception of their crush on Apple). We believe this is not at all a bad thing, for bull markets typically keep grinding higher until sometime after the crowd's skepticism twists into enthusiasm, and we hope the current one will do the same.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/12

Nordson	2.9%
Ametek	2.5
lululemon atheletica	2.5
Ryman Hospitality Properties	2.4
IPG Photonics	2.2
Informatica	1.7
Micros Systems	1.7
Avis Budget Group	1.6
Abercrombie & Fitch	1.4
Pinnacle Entertainment	0.7
ARIAD Pharmaceuticals	0.6
Atmel	0.5
Auxilium Pharmaceuticals	0.1
Chelsea Therapeutics International	0.0	*

* Rounds to less than 0.1%.

Columbia Acorn USA

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for performance data current to the most recent month-end. Market indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index.

Average Annual Total Returns for period ended December 31, 2012

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/4/96 inception)	3.17%	18.98%	3.67%	10.40%	10.05%
Class A (10/16/00 inception)
without sales charge	3.11	18.67	3.39	10.05	9.67
with sales charge	-2.82	11.86	2.17	9.39	9.27
Russell 2000 Index*	1.85	16.35	3.56	9.72	7.31

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index definitions.

All results shown assume reinvestment of distributions. The Fund's Class Z share annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.05% and the Class A share expense ratio is 1.33%. Class Z shares are sold at NAV, have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the Fund, directly or by exchange. Please see the Fund's prospectuses for eligibility and other details. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/12

Top 10 Holdings

as a percentage of net assets, as of 12/31/12

1.	Nordson Dispensing Systems for Adhesives & Coatings	2.9%
2.	Ametek Aerospace/Industrial Instruments	2.5%
3.	lululemon athletica Premium Active Apparel Retailer	2.5%
4.	Ryman Hospitality Properties Convention Hotels	2.4%
5.	tw telecom Fiber Optic Telephone/Data Services	2.3%
6.	IPG Photonics Fiber Lasers	2.2%
7.	Mettler-Toledo International Laboratory Equipment	2.2%
8.	Extra Space Storage Self Storage Facilities	2.1%
9.	Atwood Oceanics Offshore Drilling Contractor	2.1%
10.	ESCO Technologies Automatic Electric Meter Readers	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA Class Z Shares

September 4, 1996 (Fund inception) through December 31, 2012

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Total Net Assets of the Fund: $1.6 billion

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Columbia Acorn International Select (Class Z shares) ended the fourth quarter of 2012 down 1.49%, underperforming the 5.35% gain of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. Even with the lag in the fourth quarter, the Fund's annual gain remained well ahead of its benchmark, up 22.42% versus the benchmark's 16.78% return. As I have mentioned in previous reports, Columbia Acorn International Select is managed with a preference for quality, high cash flow and dividend yield, strong balance sheet, and less cyclical businesses. This style generally does well in more difficult or lower growth periods but can lag when the market takes a euphoric turn either due to unexpectedly loose monetary policy or strong economic growth. The fourth quarter was certainly one of those times. Investors globally became more optimistic about economic growth as the market felt the effect of significant monetary stimulus in the United States and Japan. As a result, investors switched their attention to more cyclical companies, an area where the Fund is significantly underweight. In addition, the Fund's hedge in gold and silver mining stocks, which were very successful in the third quarter, reversed their gains.

Jupiter Telecommunications, the largest cable service provider in Japan, was the top contributor to Fund performance in the fourth quarter, up 28%, and its stock was up nearly 30% for the year. We opted to sell the Fund's position as the gain was driven by the decision of the two largest shareholders to purchase the company and take it private. Far EasTone Telecom, a Taiwanese mobile device operator, had a 3% gain in the fourth quarter and was up 41% for the annual period. The company continued to benefit from growing smartphone sales and data usage. Hexagon, a Swedish software developer, gained 18% in the quarter and ended the year up 70% thanks to its continued investment in higher quality and automated manufacturing. German online payment processor Wirecard's 7% fourth quarter gain added to the stock's 54% annual return. Stock gains were driven by a continuation of strong online payment growth as consumers became more comfortable doing business over the Internet.

Singaporean industrial property landlords Ascendas REIT, Mapletree Industrial Trust and Mapletree Logistics Trust ended the year with annual gains ranging from 44% to 53%. In the fourth quarter, Mapletree Logistics Trust gained 5%, Ascendas REIT rose 1% and Mapletree Industrial Trust fell 1%. While these stocks cooled at year end due to investor preference for more cyclical stocks, the strong economic outlook for Singapore and the real estate investment trust's (REIT) high dividend yields drove interest in these stocks throughout the year.

The Fund's largest detractor from performance was Japanese online apparel retailer Start Today, off 35% in the quarter and 40% for the year. The stock fell on a slowdown in revenue growth. Adcock Ingram Holdings was also down for both the quarter and annual periods, off 15% and 19%, respectively. This South African manufacturer of pharmaceuticals and medical supplies suffered from increasing price competition and we elected to sell the stock out of the portfolio.

The Fund saw a reversal in the performance of its mining stocks in the fourth quarter. Allied Nevada Gold and Alamos Gold were added to the Fund in the quarter, but ended the period down 23% and 13%, respectively. Canada-listed Goldcorp fell 20% and China's Zhaojin Mining Industry was down 12%. For the year, Goldcorp and Zhaojin were up only slightly. We opted to sell the Fund's position in Zhaojin and reallocate the funds to better quality ideas.

We believe that the main question going into 2013 is the sustainability of the current rally. Have we sufficiently solved many of our economic and financial problems? Is it enough to get the global economy back on the track of sustainable growth? While I remain skeptical, these are questions that bear further serious consideration and I will continue to reassess the Fund's current positioning to determine whether or not changes to the portfolio are warranted.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/12

Far EasTone Telecom	7.5%
Ascendas REIT	6.8
Goldcorp	4.8
Mapletree Industrial Trust	4.7
Mapletree Logistics Trust	3.5
Alamos Gold	3.0
Wirecard	2.3
Allied Nevada Gold	2.2
Start Today	2.1
Hexagon	1.3

Columbia Acorn International Select

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for performance data current to the most recent month-end. Market indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index.

Average Annual Total Returns for period ended December 31, 2012

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	-1.49%	22.42%	0.50%	13.27%	9.58%
Class A (10/16/00 inception)
without sales charge	-1.56	22.05	0.14	12.88	9.21
with sales charge	-7.23	15.03	-1.04	12.22	8.76
S&P Developed Ex-U.S. Between $2B and $10B Index*	5.35	16.78	-1.86	11.17	7.17

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index definitions.

All results shown assume reinvestment of distributions. The Fund's Class Z share annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.25% and the Class A share expense ratio is 1.62%. Class Z shares are sold at NAV, have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the Fund, directly or by exchange. Please see the Fund's prospectuses for eligibility and other details. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/12

Top 10 Holdings

as a percentage of net assets, as of 12/31/12

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	7.5%
2.	Ascendas REIT (Singapore) Industrial Property Landlord	6.8%
3.	Fresnillo (Mexico) Silver & Metal Byproduct Mining in Mexico	6.0%
4.	Goldcorp (Canada) Gold Mining	4.8%
5.	Mapletree Industrial Trust (Singapore) Industrial Property Landlord	4.7%
6.	Taiwan Mobile (Taiwan) Taiwan's Second Largest Mobile Operator	4.7%
7.	Challenger Financial (Australia) Largest Annuity Provider	4.1%
8.	Seven Bank (Japan) ATM Processing Services	3.8%
9.	Mapletree Logistics Trust (Singapore) Industrial Property Landlord	3.5%
10.	Commonwealth Property Office Fund (Australia) Australia Prime Office REIT	3.4%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select Class Z Shares

November 23, 1998 (Fund inception) through December 31, 2012

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Total Net Assets of the Fund: $380.4 million

Columbia Acorn Select

In a Nutshell

Ben Andrews Lead Portfolio Manager	Robert A. Chalupnik Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Columbia Acorn Select (Class Z shares) gained 2.04% in the fourth quarter of 2012, underperforming the S&P MidCap 400 Index, the Fund's primary benchmark, which was up 3.61%. The large-cap S&P 500 Index lost 0.38% in the fourth quarter. For the year, Columbia Acorn Select was up 17.15%, the S&P Midcap 400 Index gained 17.88%, and the S&P 500 Index was up 16.00%.

We've mentioned previously the repositioning of the Fund into more core growth companies. We believe this repositioning contributed to the solid returns that we experienced this year, as most of the Fund's core growth stocks outperformed its riskier opportunistic holdings (which usually have turnaround characteristics). Though such opportunistic holdings cost the Fund some performance in 2012, we still believe in using this strategy within the Fund, but to a lesser degree. When the Fund makes investments in opportunistic stocks, we have typically sought to purchase the stocks at historic low valuations, such as on a multiple of revenue or cash on their balance sheet. If the turnaround took longer than we anticipated or if we were wrong and it never happened, the already low valuation could serve to lower the risk that the Fund would experience a substantial principal loss from the investment. We believe the risk of principal loss has increased, however, since the end of 2009, as the economy has grown slowly and money flows into the equity market have been continuously negative. In particular, with money continuing to flow out of stocks, we have seen valuation compression in the Fund's opportunistic stocks in cases where we believe the market was less certain of their future turnaround. As a result, we lost capital in opportunistic stocks where our analysis or timing was incorrect. Therefore, it is particularly crucial that we are correct in our analysis and timing before making an investment in an opportunistic stock in today's market environment.

Co-portfolio manager Rob Chalupnik has played a key role in the repositioning of the Fund into more core growth names. Two stocks that Rob selected for the Fund's portfolio were top contributors to performance for the year. Ryman Hospitality Properties and Ametek combined added over 3.5% of portfolio annual performance. Ryman Hospitality Properties, formerly Gaylord Entertainment, runs convention hotel properties and was up 95% in the year as travel picked up in the United States and as a result of its conversion to a real estate investment trust. Ametek, a global manufacturer of aerospace and industrial instruments, gained market share in a soft economy and added over 1.5% to portfolio performance for the year with its 34% gain.

Financials were also a strong driver of portfolio performance in 2012. Discover Financial Services, which offers the Discover Card, and CNO Financial Group, a provider of life, long-term care and medical supplemental insurance, were up 62% and 49%, respectively, for the year and added over 5% of portfolio performance.

Energy stocks detracted from the Fund's annual performance, with six energy names costing the Fund 3.3% of performance for the year. Colombian oil exploration companies Canacol and Houston American Energy, down 58% and 98%, respectively, cost the Fund roughly 2%. Both had disappointing exploration results. Houston American Energy drilled three wells in Colombia and all three were dry holes, leaving the company low on funds and with a questionable future. We opted to sell the Fund's position in the stock.

During the fourth quarter, we purchased Airgas, the United States' largest distributor of industrial, medical, and specialty gases. We also added Choice Hotels, owner of the Comfort Inn, Clarion, and Quality Inn hotel brands, among others, to the portfolio.

We sold out of business software company Concur Technologies. Though its sales have been growing, we felt its valuation was high and that operating margins may compress, leaving the company with flat year-over-year earnings. We also exited luxury goods retailer Tiffany & Co. as we believe its near-term sales growth data is murky and that we can find other ideas with more top-line visibility. We swapped out of Expeditors International of Washington in favor of Forward Air, a provider of time-definite surface transportation and logistics to the North American air freight market. We believe domestic transportation is growing faster than trans-Pacific (which Expeditors International caters to), and domestic is not suffering from the overcapacity that exists in ocean freight (which is one of Expeditors International's strong suits). In addition, Forward Air is increasing its pickup and delivery business of goods it handles.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/12

Ametek	6.0%
Discover Financial Services	5.6
CNO Financial Group	5.4
Ryman Hospitality Properties	4.1
Canacol	1.0
Airgas	0.7
Forward Air	0.4
Choice Hotels	0.3

Columbia Acorn Select

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for performance data current to the most recent month-end. Market indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index.

Average Annual Total Returns for period ended December 31, 2012

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (11/23/98 inception)	2.04%	17.15%	0.33%	8.62%	9.33%
Class A (10/16/00 inception)
without sales charge	1.99	16.87	0.04	8.28	8.98
with sales charge	-3.87	10.15	-1.14	7.64	8.52
S&P MidCap 400 Index*	3.61	17.88	5.15	10.53	9.21

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index definitions.

All results shown assume reinvestment of distributions. The Fund's Class Z share annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.00% and the Class A share expense ratio is 1.35%. Class Z shares are sold at NAV, have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the Fund, directly or by exchange. Please see the Fund's prospectuses for eligibility and other details. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Portfolio Diversification

as a percentage of net assets, as of 12/31/12

Top 10 Holdings

as a percentage of net assets, as of 12/31/12

1.	Ametek Aerospace/Industrial Instruments	6.0%
2.	Discover Financial Services Credit Card Company	5.6%
3.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	5.4%
4.	Hertz Largest US Rental Car Operator	5.0%
5.	Crown Castle International Communications Towers	4.2%
6.	Ryman Hospitality Properties Convention Hotels	4.1%
7.	Donaldson Industrial Air Filtration	3.6%
8.	Amphenol Electronic Connectors	3.4%
9.	WNS (India) Offshore BPO (Business Process Outsourcing) Services	3.3%
10.	SBA Communications Communications Towers	3.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
The Growth of a $10,000 Investment in Columbia Acorn Select Class Z Shares

November 23, 1998 (Fund inception) through December 31, 2012

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Total Net Assets of the Fund: $965.6 million

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund (Class Z shares) ended the fourth quarter up 1.52%. This compares to a 0.38% drop of the Fund's primary equity benchmark, the S&P 500 Index, and a 0.22% gain of its primary debt benchmark, the Barclays U.S. Aggregate Bond Index. Weighted returns for the equity and income portions of the Fund were up 1.09% and 1.60%, respectively. The equity portion's tilt toward international and small- and mid-caps helped that portion to beat the S&P 500 Index, and the bond portion's tilt toward higher yields contributed to its outperformance of the bond index.

For the year, the Fund was up 13.69%, the S&P 500 Index gained 16.00% and the Barclays U.S. Aggregate Bond Index rose 4.22%. The equity portion of the Fund had a 17.14% weighted average gain with top underlying fund performance coming from Columbia Acorn International, up 21.69% (Class I shares). On the income side of the Fund, the annual weighted average gain was 8.59% with the higher yielding Columbia Income Opportunities Fund's 14.55% gain contributing heavily to that number.

The Fund hit three reallocation triggers during the fourth quarter, increasing stock exposure in October and November and reducing it in December. At the end of the period, the Fund had a 45% weighting in its underlying stock funds and a 55% weighting in its bond funds.

As a result of the periodic review of underlying funds called for by Columbia Thermostat Fund's prospectus, effective December 10, 2012, the following changes were made to the Fund's fixed income allocation:

•  The weighting of Columbia Intermediate Bond Fund was reduced from 50% to 30%.

•  Columbia Short Term Bond Fund, which provides exposure to the shorter duration investment-grade debt style, was added to the Fund's portfolio with a weighting of 40%.

•  Columbia U.S. Treasury Index Fund was removed from the portfolio.

These changes were driven by a concern over the possibility of rising interest rates in the future, given the current low rate environment, expansionary monetary policy and government budget deficits. The average duration of the bond funds within Columbia Thermostat

Fund was reduced as a result of these changes, lowering the Fund's interest rate risk.

Results of the Funds Owned in Columbia Thermostat Fund

as of December 31, 2012

Stock Funds

Fund	Weightings in category	4th quarter	1 year
Columbia Acorn International, Class I	20%	4.25%	21.69%
Columbia Dividend Income Fund, Class I	20%	-1.37%	11.30%
Columbia Acorn Fund, Class I	15%	3.03%	18.02%
Columbia Select Large Cap Growth Fund, Class I	10%	-0.92%	15.51%
Columbia Acorn Select, Class I	10%	2.08%	17.26%
Columbia Contrarian Core Fund, Class I	15%	0.51%	18.92%
Columbia Large Cap Enhanced Core Fund, Class I	10%	-1.28%	16.17%
Weighted Average Equity Gain	100%	1.09%	17.14%

Bond Funds

Fund	Weightings in category	4th quarter	1 year
Columbia Short Term Bond Fund, Class I*	40%	0.33%	2.99%
Columbia Intermediate Bond Fund, Class I	30%	1.06%	7.57%
Columbia Income Opportunities Fund, Class I	30%	3.27%	14.55%
Weighted Average Income Gain	100%	1.60%	8.59%

*Replaced Columbia U.S. Treasury Index Fund effective December 10, 2012. Weighted average income returns through year-end reflect linked returns between the previous Fund holding and Columbia Short Term Bond Fund.

Columbia Thermostat Fund Rebalancing in the Fourth Quarter

October 15, 2012	45% stocks, 55% bonds
November 8, 2012	50% stocks, 50% bonds
December 10, 2012	45% stocks, 55% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying funds in which its invests. The Fund is subject to the risk that the investment manager's decisions regarding asset classes and underlying funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return.

The Fund's investments in the underlying funds may also present certain risks, including the following. Investments made by underlying funds in foreign securities, particularly those in emerging markets countries, are subject to special risks, including but not limited to a greater degree of social, political and economic volatility than is associated with domestic investments, as well as the risks associated with any differences in financial standards, including foreign taxation. Investments by the underlying funds in small- and mid-cap companies, as well as in restricted securities, pose special risks, including potential illiquidity and price volatility. Underlying funds that concentrate their investments in a single industry sector, such as technology or healthcare, are subject to the risk that companies in the same sector may be similarly affected by economic or market downturns. Risks associated with investments in bond funds include credit risk, interest rate risk, and prepayment and extension risk. Debt securities with the lowest investment grade ratings and unrated securities of comparable quality are more speculative than securities with higher ratings and may experience greater price fluctuations. These securities also tend to be more sensitive to credit risk than higher-rated securities. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for performance data current to the most recent month-end. Market indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index.

Average Annual Total Returns for period ended December 31, 2012

	4th quarter	1 year	5 years	10 years	Life of Fund
Class Z (9/25/02 inception)	1.52%	13.69%	5.19%	7.89%	8.10%
Class A (3/3/03 inception)
without sales charge	1.47	13.34	4.94	7.61	7.82
with sales charge	-4.35	6.84	3.70	6.97	7.20
S&P 500 Index*	-0.38	16.00	1.66	7.10	7.71
Barclays U.S. Aggregate Bond Index*	0.22	4.22	5.95	5.18	5.22

Results for other share classes can be found on Page 2.

*The Fund's primary stock and bond benchmarks, respectively. Please see Page 1 for index definitions.

All results shown assume reinvestment of distributions. The Fund's Class Z share annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 0.90% and the Class A share expense ratio is 1.15%. Class Z shares are sold at NAV, have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the Fund, directly or by exchange. Please see the Fund's prospectuses for eligibility and other details. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. The returns shown for periods prior to the inception of the Fund's Class A shares may append the returns of the Fund's Class Z shares, the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Asset Allocation

as a percentage of net assets, as of 12/31/12

Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/12

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Select Large Cap Growth Fund, Class I	10%

Bond Mutual Funds

Columbia Short Term Bond Fund, Class I	40%*
Columbia Intermediate Bond Fund, Class I	30%
Columbia Income Opportunities Fund, Class I	30%

*Replaced Columbia U.S. Treasury Index Fund effective December 10, 2012.

The Growth of a $10,000 Investment in Columbia Thermostat Fund Class Z Shares

September 25, 2002 (Fund inception) through December 31, 2012

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Total Net Assets of the Fund: $874.6 million

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz Kaegi Lead Portfolio Manager	Stephen Kusmierczak Lead Portfolio Manager

P. Zachary Egan Co-Portfolio Manager	Louis J. Mendes III Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for most recent month-end performance updates.

Columbia Acorn Emerging Markets Fund (Class Z shares) gained 9.08% in the fourth quarter of 2012, outperforming the 7.07% increase in the Fund's primary benchmark, the S&P Emerging Markets Between $500M and $5B Index. For the year, the Fund returned 31.35%, substantially beating the benchmark result of 25.71%. Since inception in August 2011, the Fund's 15.55% annualized advance was more than double the benchmark gain of 6.34%.

Emerging markets' equity returns were up solidly in 2012, and admittedly we have been somewhat surprised by the Fund's strong outperformance in these markets. Our strategy has been to position the Fund conservatively, with the expectation that performance might lag the benchmark in strongly rising markets. The Fund did decline less than the benchmark during the negative second quarter of 2012, so the limited record so far is that the Fund has outperformed in both falling and rising markets.

Energy companies Americas Petrogas and Madalena Ventures were the best performers in the fourth quarter, up 60% and 54%, respectively. Both companies announced successful new well developments, while sentiment towards their key market, Argentina, improved somewhat. Yet for the year, Madalena Ventures was down 65% as Argentina's nationalization of another energy company crushed industry valuations and made it the worst performing holding in 2012. Two consumer staples companies contributed strongly in the fourth quarter. A new idea in the second quarter, Petra Foods jumped 42% following the announcement that Barry Callebaut was buying its cocoa business at a large premium. United Breweries, an Indian brewer, gained 38% in the quarter after its inclusion in the MSCI India Index. The stock rose 135% in 2012 on solid earnings gains, making it the Fund's second best performer for the year. German automotive paint equipment manufacturer Dürr, with a strong position in emerging markets, advanced 36% in the fourth quarter and 113% for the year on consistent revenue and margin growth.

The biggest decliner in the fourth quarter was Arcos Dorados, the largest McDonald's franchise operator in Latin America. Its shares dropped 22% following weak growth in its key Brazilian operations. Taiwanese Internet retailer PC Home fell 18% in the quarter as low utilization in its new warehouse depressed operating margins. NetEase.com, a Chinese online gaming company, experienced a sharp slowdown in revenues during the second and third quarters, and the stock declined 18% on the news in the fourth quarter. We opted to exit the name. Leading Taiwanese battery pack manufacturer Simplo Technology slid 16% on continued weakness in the PC and notebook markets.

When we introduced Columbia Acorn Emerging Markets Fund in 2011, we believed that the rising consumer class was one of the key themes recommending investing in emerging markets. Through a thoroughly bottom-up process, the Fund's positioning reflects this conviction. The Fund's sizeable overweight in consumer discretionary and staples has widened in 2012 from 28% to roughly 40% of the portfolio. This group also includes four of the Fund's top 10 contributors. On balance, our Columbia Wanger Asset Management analysts appear to have rightly sized their best ideas, meaning that five of the Fund's largest holdings were top 10 performers for the year. An example is Cambodian casino operator Nagacorp, which was the Fund's largest contributor in 2012, up 159%, and also its third largest position.

While the opportunities in many emerging markets' consumer retail stocks are less attractive after big gains, our analysts continue to identify new ideas that should benefit from supportive trends like urbanization, better education, productivity increases following new infrastructure investment, and the emergence of a sizeable middle class.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/12

Nagacorp	2.8%
United Breweries	2.1
PC Home	2.0
Arcos Dorados	1.1
Petra Foods	1.1
Americas Petrogas	1.0
Dürr	0.9
Simplo Technology	0.8
Madalena Ventures	0.4

Columbia Acorn Emerging Markets Fund

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for performance data current to the most recent month-end. Market indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index.

Average Annual Total Returns for period ended December 31, 2012

	4th quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	9.08%	31.35%	15.55%
Class A (8/19/11 inception)
without sales charge	8.88	30.86	15.05
with sales charge	2.61	23.40	10.19
S&P Emerging Markets Between $500M and $5B Index*	7.07	25.71	6.34

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index definitions.

All results shown assume reinvestment of distributions. The Fund's Class Z share annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.60% and the Class A share expense ratio is 1.85%. Class Z shares are sold at NAV, have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the Fund, directly or by exchange. Please see the Fund's prospectuses for eligibility and other details. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. For purposes of the Fund's principal investment strategies, CWAM generally determines which countries are emerging market countries by reference to the countries included in the S&P Emerging Markets Broad Market Index.

Portfolio Diversification

as a percentage of net assets, as of 12/31/12

Top 10 Holdings

as a percentage of net assets, as of 12/31/12

1.	Far EasTone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	3.3%
2.	Tower Bersama Infrastructure (Indonesia) Communications Towers	3.0%
3.	Nagacorp (Cambodia) Casino/Entertainment Complex in Cambodia	2.8%
4.	Halyk Savings Bank of Kazakhstan (Kazakhstan) Largest Retail Bank & Insurer in Kazakhstan	2.7%
5.	Ace Indonesia (Indonesia) Home Improvement Retailer	2.5%
6.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.5%
7.	Coronation Fund Managers (South Africa) South African Fund Manager	2.4%
8.	Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.4%
9.	Dufry Group (Switzerland) Operates Airport Duty Free & Duty Paid Shops	2.3%
10.	Melco International (Hong Kong) Macau Casino Operator	2.2%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets Fund Class Z Shares

August 19, 2011 (Fund inception) through December 31, 2012

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Total Net Assets of the Fund: $10.5 million

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg Lead Portfolio Manager	Stephen Kusmierczak Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

For 2012, Columbia Acorn European Fund (Class Z shares) returned 25.66% versus its primary benchmark, the S&P Europe Between $500M and $5B Index, up 28.24%. Following strong outperformance in the first half of the year, the Fund lagged the benchmark in the second half. For the fourth quarter, the Fund posted a 5.08% gain while its benchmark rose 8.01%.

Several of the Fund's strongest contributors to annual performance were Eurofins Scientific, Gemalto, GlobeOp Financial Services and Wirecard. French testing company Eurofins Scientific, up 126% for the year, reported strong improvements in operating margins following the consolidation and restructuring of smaller, less efficient laboratories. French digital security solutions provider Gemalto, up 86%, is reaping the benefits of investing heavily in a new product line-up for mobile telephones, secure transactions and access control. Wirecard, up 54%, is a German online payment processor and risk manager. The company consistently reported good operating statistics throughout the year. Finally GlobeOp Financial Services, a U.K. hedge fund administrator, became the object of a takeover battle early in the year, providing the Fund with a 60% gain before its first quarter exit from the portfolio.

The main detractors from performance for the year were Velti, a U.S.-based provider of mobile marketing software, Alliance Grain Traders, a Canada-listed processor of lentils and peas (pulses) with more than half of its sales in Turkey, and CIR, an Italian holding company.

We had bought Velti to diversify our bet on mobile marketing in Europe, where Velti had 60% of its sales. However, the company was unable to get its considerable working capital issues under control and, in the third quarter of 2012, sold a large portion of its European activities to local management. Our investment case, which was premised on the business both remaining mainly European and controlling its working capital, was disproven and we sold the position. The stock had a fourth quarter decline of 57% and was off 48% for the year.

Alliance Grain Traders was off 34% for the year with 9% of the decline coming in the fourth quarter. The company's Middle Eastern clients suffered from a liquidity squeeze in the wake of political turmoil and devaluing currencies in the first quarter. The situation and the stock remained volatile for the rest of the year. With its short-term outlook unclear, this kind of volatility will persist, yet management has delivered on its promises in this tough environment, and we believe the long-term outlook for pulses as a cheap source of protein and fiber remains very strong.

CIR, the holding company of the de Benedetti family, has been suffering from a difficult operating environment in Italian electricity generation and there seems to be no catalyst in sight for either its electricity generation arm or for its health care arm. Its shares fell 7% in the fourth quarter and were down 32% for the year.

Velti and Alliance Grain Traders were significant detractors from performance in the fourth quarter as was FX Energy, an oil and gas exploration company operating in Poland and the United States. The company reported cautious updates for two of its core wells in Poland, depressing the share price more than 40% from the date of the announcement in early October to the end of November. Given the number of projects in Poland that the company is active in and the size of the opportunity, we believe the investment still has long-term value.

Major contributors in the fourth quarter were, again, Eurofins Scientific, up 14%, followed by German automotive plant engineer Dürr, up 34% on consistent revenue and margin growth. German automotive engineer Bertrandt was also strong in the quarter, gaining 36%.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, operational and settlement risks and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/12

Eurofins Scientific	2.8%
Gemalto	2.5
Wirecard	2.2
Alliance Grain Traders	1.3
Bertrandt	1.3
Dürr	1.0
FX Energy	0.5
CIR	0.2

Columbia Acorn European Fund

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for performance data current to the most recent month-end. Market indexes are unmanaged; their results do not reflect the effect of expenses or sales charges. Securities in the Fund may not match those in an index.

Average Annual Total Returns for period ended December 31, 2012

	4th quarter	1 year	Life of Fund
Class Z (8/19/11 inception)	5.08%	25.66%	14.00%
Class A (8/19/11 inception)
without sales charge	4.99	25.46	13.70
with sales charge	-1.07	18.19	8.89
S&P Europe Between $500M and $5B Index*	8.01	28.24	13.57

Results for other share classes can be found on Page 2.

*The Fund's primary benchmark. Please see Page 1 for index definitions.

All results shown assume reinvestment of distributions. The Fund's Class Z share annual operating expense ratio, as stated in the May 1, 2012, prospectus, is 1.50% and the Class A share expense ratio is 1.75%. Class Z shares are sold at NAV, have limited eligibility and the investment minimum requirement may vary. Only eligible investors may purchase Class Z shares of the Fund, directly or by exchange. Please see the Fund's prospectuses for eligibility and other details. Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%.

Portfolio Diversification

as a percentage of net assets, as of 12/31/12

Top 10 Holdings

as a percentage of net assets, as of 12/31/12

1.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	2.8%
2.	Geberit (Switzerland) Plumbing Supplies	2.8%
3.	1000 Interactive Advertising and Marketingmercis (France)	2.7%
4.	Partners Group (Switzerland) Private Markets Asset Management	2.7%
5.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.6%
6.	Dufry Group (Switzerland) Operates Airport Duty Free & Duty Paid Shops	2.6%
7.	Gemalto (France) Digital Security Solutions	2.5%
8.	Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.5%
9.	Charles Taylor (United Kingdom) Insurance Services	2.3%
10.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn European Fund Class Z Shares

August 19, 2011 (Fund inception) through December 31, 2012

This chart shows the change in value of a hypothetical $10,000 investment in Class Z shares of the Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Total Net Assets of the Fund: $3.2 million

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/12	12/31/12
Purchases
Information
Bazaarvoice	141,923	1,700,000
Blackbaud	368,889	900,000
Cree	560,000	720,000
Exa	102,593	872,060
iGATE	3,400,000	3,700,000
InContact	2,110,000	2,200,000
Liquidity Services	100,000	250,000
Monolithic Power Systems	1,165,000	1,415,000
Navigant Consulting	3,500,000	3,704,600
RealPage	0	1,219,511
Rogers	0	35,816
Semtech	0	650,000
Solera Holdings	55,000	155,000
Windstream	0	2,000,000
Industrial Goods & Services
Aalberts Industries (Netherlands)	2,472,255	2,695,419
Airgas	0	294,180
Albemarle	1,580,000	1,730,000
Ashland	800,000	1,100,000
Forward Air	1,400,000	1,500,000
Imtech (Netherlands)	1,300,000	1,948,368
Insperity	1,546,000	1,800,000
Moog	3,000,000	3,230,000
Polyone	0	1,200,000
Polypore International	1,557,553	1,600,000
Thermon	0	1,065,000
WESCO International	157,843	1,200,000
Consumer Goods & Services
American Eagle Outfitters	1,575,000	1,925,000
B&G Foods	0	700,000
Boulder Brands Inc	0	1,675,000
Casey's General Stores	0	500,000
Choice Hotels	1,100,000	1,337,338
DeVry	600,000	1,300,000
Domino's Pizza	0	370,000
Fossil	527,845	822,845
Lifetime Fitness	2,190,000	2,280,000
Massmart Holdings (South Africa)	388,220	852,000
Pier 1 Imports	6,600,000	7,185,000
Ryman Hospitality Properties	3,850,000	4,520,690
ULTA	0	640,000
Williams-Sonoma	415,000	1,375,000
	Number of Shares
	9/30/12	12/31/12
Finance
Associated Banc-Corp	6,956,800	7,756,800
Brown & Brown	900,000	1,500,000
CAI International	1,123,400	1,397,834
Oriental Financial Group	0	500,000
SEI Investments	6,654,000	7,100,000
Selective Insurance Group	2,050,000	2,625,000
The Hanover Insurance Group	1,120,000	1,400,000
Tower Group	2,764,000	3,300,000
Health Care
DENTSPLY International	1,550,000	1,950,000
Orthofix International	570,000	725,000
PerkinElmer Inc.	950,000	1,475,000
Sarepta Therapeutics	0	955,000
Seattle Genetics	6,153,000	6,550,000
Synageva Biopharma	735,000	1,165,000
Ultragenyx	0	3,610,890
Other Industries
EdR	3,000,000	5,744,300
Hudson Pacific Properties	0	544,330
Kirby	350,000	602,000
Kite Realty Group	3,500,000	4,000,000
Mapletree Commercial Trust (Singapore)	8,845,000	10,000,000
Pepco Holdings	0	2,200,000
Post Properties	975,000	1,435,000
Summit Hotel Properties	2,476,000	2,850,000
Terreno Realty	0	358,151
Energy & Minerals
Alamos Gold (Canada)	0	1,600,000
Allied Nevada Gold	0	1,150,000
Chart Industries	0	226,889
Dresser-Rand Group	0	400,000
Gulfmark Offshore	0	150,000
Kirkland Lake Gold (Canada)	1,400,000	1,900,000
Regis Resources (Australia)	217,283	1,282,902

See accompanying notes to financial statements.

	Number of Shares
	9/30/12	12/31/12
Sales
Information
Ansys	2,550,000	2,350,000
Ariba	300,000	0
Atmel	11,562,000	7,976,000
Concur Technologies	1,400,000	1,130,000
Crown Castle International	4,465,000	4,200,000
Discovery Series C	900,000	720,000
Eloqua	130,881	0
Equinix	450,000	300,000
IXYS	1,900,000	850,000
Kenexa	925,000	0
Lamar Advertising	1,700,000	1,200,000
NetEase.com - ADR (China)	222,400	0
Quality Systems	2,350,000	1,500,000
SABA	2,000,000	148,664
Stratasys	480,000	310,000
Syntel	680,000	616,029
WMS Industries	1,530,000	600,000
Industrial Goods & Services
Albany International	600,000	0
Clarcor	2,213,551	1,750,000
Clean Harbors	560,000	400,000
Expeditors International of Washington	2,900,000	2,600,000
FMC Corporation	1,520,000	1,050,000
Fortune Brands Home & Security	1,350,000	1,050,000
GrafTech International	2,221,812	0
Novozymes (Denmark)	1,525,000	1,000,000
Oshkosh Corporation	2,675,000	2,400,000
Pall	1,800,000	1,660,000
Pentair	1,250,000	0
WABCO Holdings	950,000	750,000
Consumer Goods & Services
Abercrombie & Fitch	2,601,000	2,431,000
Annie's	45,500	0
Cheesecake Factory	450,000	370,000
Coach	2,100,000	1,500,000
Deckers Outdoor	1,310,000	1,060,000
Expedia	1,225,000	1,100,000
Jarden	1,500,000	595,000
lululemon athletica	4,505,000	3,761,540
Monster Beverage	1,700,000	600,000
Olam International (Singapore)	32,000,000	20,000,000
Saks	4,425,000	4,100,000
Skullcandy	1,290,000	975,386
Teavana	971,500	0
The Fresh Market	66,000	0
True Religion Apparel	182,866	0
Warnaco Group	1,460,000	762,000
	Number of Shares
	9/30/12	12/31/12
Finance
Eaton Vance	4,036,000	3,052,000
Willis Group	832,000	0
Health Care
Adcock Ingram Holdings (South Africa)	2,606,333	0
Alexion Pharmaceuticals	1,215,000	800,000
Auxilium Pharmaceuticals	3,250,000	2,202,196
BioMarin Pharmaceutical	3,875,000	3,617,000
Hill-Rom Holdings	925,000	0
Horizon Pharma	1,095,000	0
Isis Pharmaceuticals	3,430,000	0
Patterson Companies	2,126,000	1,676,000
Other Industries
Allete	500,000	0
Associated Estates Realty	3,700,000	3,000,000
Dupont Fabros Technology	3,700,000	3,625,000
Heartland Express	2,400,000	1,773,000
Kilroy Realty	770,000	0
Wisconsin Energy	1,660,000	700,000
Energy & Minerals
Approach Resources	200,000	0
Black Diamond Group (Canada)	893,600	847,600
Celtic Exploration (Canada)	718,000	0
Denbury Resources	2,700,000	1,477,000
FMC Technologies	5,150,000	4,635,000
Horizon North Logistics (Canada)	2,890,900	2,631,339
Hornbeck Offshore	884,000	499,000
Kodiak Oil and Gas	1,100,000	0
Oil States International	513,000	191,000
Pacific Rubiales Energy (Colombia)	3,500,000	2,700,000
Rosetta Resources	974,000	722,000
ShawCor (Canada)	1,670,000	1,334,000
SM Energy	703,000	590,000
Tullow Oil (United Kingdom)	1,050,000	850,000
Vopak (Netherlands)	218,000	0

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, December 31, 2012

Number of Shares		Value
		Equities: 97.7%
Information 26.7%
	> Business Software 5.9%
2,350,000	Ansys (a)	$158,249,000
	Simulation Software for Engineers & Designers
5,000,000	Informatica (a)	151,600,000
	Enterprise Data Integration Software
5,450,000	Hexagon (Sweden)	137,820,900
	Design, Measurement & Visualization Software & Equipment
2,700,000	Micros Systems (a)	114,588,000
	Information Systems for Hotels, Restaurants & Retailers
1,130,000	Concur Technologies (a)	76,297,600
	Web Enabled Cost & Expense Management Software
700,000	NetSuite (a)	47,110,000
	End-to-end IT Systems Solutions Delivered Over the Web
900,000	Tyler Technologies (a)	43,596,000
	Financial, Tax, Court & Document Management Systems for Local Governments
700,000	Red Hat (a)	37,072,000
	Maintenance & Support for Opensource Operating System & Middleware
900,000	SPS Commerce (a)(b)	33,543,000
	Supply Chain Management Software Delivered via the Web
1,450,000	TIBCO (a)	31,914,500
	Datacenter Software
750,000	Jack Henry & Associates	29,445,000
	IT Systems & Outsourced IT Solutions for Financial Institutions
1,219,511	RealPage (a)	26,304,852
	Software for Managing Rental Properties Delivered Via the Web
1,500,000	Quality Systems	26,040,000
	IT Systems for Medical Groups & Ambulatory Care Centers
900,000	Blackbaud	20,547,000
	Software & Services for Non-profits
1,200,000	Constant Contact (a)	17,052,000
	Email & Other Marketing Campaign Management Systems Delivered Over Web
1,700,000	Bazaarvoice (a)(c)	15,895,000
	Platform for Managing Consumer Interaction Via the Web
500,000	DemandWare (a)	13,660,000
	eCommerce Website Solutions for Retailers & Apparel Manufacturers
2,700,000	Velti (a)(c)	12,150,000
	Mobile Marketing Software Platform
2,200,000	InContact (a)	11,396,000
	Call Center Systems Delivered Via the Web & Telco Services
872,060	Exa (a)(b)	8,485,144
	Simulation Software
155,000	Solera Holdings	8,287,850
	Software for Automotive Insurance Claims Processing
Number of Shares		Value
900,000	Active Network (a)	$4,419,000
	Web-delivered Software Solutions for Managing Events & Activities
148,664	SABA (a)	1,299,323
	Learning Management Systems
		1,026,772,169
	> Instrumentation 3.5%
1,600,000	Mettler-Toledo International (a)(b)	309,280,000
	Laboratory Equipment
2,780,000	IPG Photonics (b)(c)	185,287,000
	Fiber Lasers
2,035,000	Trimble Navigation (a)	121,652,300
	GPS-based Instruments
		616,219,300
	> Mobile Communications 3.1%
4,200,000	Crown Castle International (a)	303,072,000
	Communications Towers
3,400,000	SBA Communications (a)	241,468,000
	Communications Towers
1,200,000	Globalstar (a)(c)	366,000
	Satellite Mobile Voice & Data Carrier
		544,906,000
	> Computer Hardware & Related Equipment 2.7%
3,415,000	Amphenol	220,950,500
	Electronic Connectors
4,550,000	II-VI (a)(b)	83,128,500
	Laser Optics & Specialty Materials
1,365,000	Zebra Technologies (a)	53,617,200
	Bar Code Printers
900,000	Netgear (a)	35,478,000
	Networking Products for Small Business & Home
800,000	Nice Systems - ADR (Israel) (a)	26,784,000
	Audio & Video Recording Solutions
310,000	Stratasys (a)(c)	24,846,500
	Rapid Prototyping Systems
250,000	Gemalto (France)	22,566,209
	Digital Security Solutions
35,816	Rogers (a)	1,778,623
	Printed Circuit Materials & High-performance Foams
		469,149,532
	> Semiconductors & Related Equipment 2.2%
7,932,000	ON Semiconductor (a)	55,920,600
	Mixed Signal & Power Management Semiconductors
7,976,000	Atmel (a)	52,242,800
	Microcontrollers, Radio Frequency & Memory Semiconductors
5,000,000	Entegris (a)	45,900,000
	Semiconductor Materials Management Products
2,160,000	Microsemi (a)	45,446,400
	Analog/Mixed Signal Semiconductors
1,415,000	Monolithic Power Systems	31,526,200
	High Performance Analog & Mixed Signal Integrated Circuits

See accompanying notes to financial statements.

Number of Shares		Value
	> Semiconductors & Related Equipment—continued
420,000	Littelfuse	$25,918,200
	Little Fuses
400,000	Hittite Microwave (a)	24,840,000
	Radio Frequency, Microwave & Millimeterwave Semiconductors
720,000	Cree (a)(c)	24,465,600
	LED Lighting, Components & Chips
615,000	Ultratech (a)	22,939,500
	Semiconductor Equipment
650,000	Semtech (a)	18,817,500
	Analog Semiconductors
1,765,000	Pericom Semiconductor (a)(b)	14,172,950
	Interface Integrated Circuits & Frequency Control Products
2,290,000	TriQuint Semiconductor (a)	11,083,600
	Radio Frequency Semiconductors
850,000	IXYS	7,769,000
	Power Semiconductors
		381,042,350
	> Telephone & Data Services 1.9%
9,500,000	tw telecom (a)(b)	241,965,000
	Fiber Optic Telephone/Data Services
2,200,000	Cogent Communications	49,808,000
	Internet Data Pipelines
2,000,000	Windstream (c)	16,560,000
	Business & Rural Telecom Services
1,500,000	General Communications (a)	14,385,000
	Commercial Communications & Consumer CATV, Web & Phone in Alaska
1,900,000	Boingo Wireless (a)(b)(c)	14,345,000
	Wholesale & Retail WiFi Networks
		337,063,000
	> Computer Services 1.3%
3,700,000	iGATE (a)(b)	58,349,000
	IT & Business Process Outsourcing Services
1,618,000	ExlService Holdings (a)(b)	42,877,000
	Business Process Outsourcing
2,125,000	Virtusa (a)(b)	34,913,750
	Offshore IT Outsourcing
616,029	Syntel	33,012,994
	Offshore IT Services
1,705,000	Genpact	26,427,500
	Business Process Outsourcing
3,849,207	Hackett Group (b)	16,474,606
	IT Integration & Best Practice Research
1,491,353	WNS - ADR (India) (a)	15,539,898
	Offshore BPO (Business Process Outsourcing) Services
		227,594,748
	> Gaming Equipment & Services 1.0%
3,725,000	Bally Technologies (a)(b)	166,544,750
	Slot Machines & Software
600,000	WMS Industries (a)	10,500,000
	Slot Machine Provider
		177,044,750
Number of Shares		Value
	> Internet Related 0.8%
300,000	Equinix (a)	$61,860,000
	Network Neutral Data Centers
1,325,000	TripAdvisor (a)	55,597,000
	Online Travel Research
727,000	Yandex (Russia) (a)	15,681,390
	Search Engine for Russian & Turkish Languages
900,000	Angie's List (a)(c)	10,791,000
	Consumer Subscription & Internet Advertising
86,700	Trulia (a)(c)	1,408,008
	Real Estate Broker Subscription & Advertising
		145,337,398
	> Business Information & Marketing Services 0.8%
1,900,000	Verisk Analytics (a)	96,900,000
	Risk & Decision Analytics
3,704,600	Navigant Consulting (a)(b)	41,343,336
	Financial Consulting Firm
505,000	RPX (a)	4,565,200
	Patent Aggregation & Defensive Patent Consulting
		142,808,536
	> Telecommunications Equipment 0.7%
640,000	F5 Networks (a)	62,176,000
	Internet Traffic Management Equipment
1,730,000	Ixia (a)	29,375,400
	Telecom Network Test Equipment
1,675,000	Finisar (a)	27,302,500
	Optical Subsystems & Components
1,925,000	Infinera (a)(c)	11,184,250
	Optical Networking Equipment
		130,038,150
	> Financial Processors 0.7%
1,700,000	Global Payments	77,010,000
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	29,055,467
	Singapore Equity & Derivatives Market Operator
250,000	Liquidity Services (a)	10,215,000
	E-Auctions for Surplus & Salvage Goods
		116,280,467
	> CATV 0.7%
800,000	Liberty Global Series A (a)	50,392,000
	Cable TV Franchises Outside the US
720,000	Discovery Series C (a)	42,120,000
	Cable TV Programming
18,000	Jupiter Telecommunications (Japan)	22,418,191
	Largest Cable Service Provider in Japan
		114,930,191
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	95,656,250
	Electronic Components Distribution
		95,656,250

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value
	> Contract Manufacturing 0.4%
3,800,000	Sanmina-SCI (a)	$42,066,000
	Electronic Manufacturing Services
960,000	Plexus (a)	24,768,000
	Electronic Manufacturing Services
		66,834,000
	> Advertising 0.3%
1,200,000	Lamar Advertising (a)	46,500,000
	Outdoor Advertising
		46,500,000
	> Entertainment Programming 0.1%
1,100,000	IMAX (Canada) (a)(c)	24,728,000
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
		24,728,000
	> TV Broadcasting —%
2,500,000	Entravision Communications	4,150,000
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)	3,850,000
	Mid-market Affiliated TV Stations
		8,000,000
	> Consumer Software —%
273,500	Carbonite (a)(c)	2,529,875
	Online Data Storage
		2,529,875
Information: Total		4,673,434,716
Industrial Goods & Services 20.6%
	> Machinery 11.6%
10,125,000	Ametek	380,396,250
	Aerospace/Industrial Instruments
8,400,000	Donaldson (b)	275,856,000
	Industrial Air Filtration
3,125,000	Nordson	197,250,000
	Dispensing Systems for Adhesives & Coatings
3,725,000	Kennametal	149,000,000
	Consumable Cutting Tools
3,230,000	Moog (a)(b)	132,526,900
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,660,000	Pall	100,031,600
	Life Science, Water & Industrial Filtration
3,063,000	HEICO (b)	97,954,740
	FAA Approved Aircraft Replacement Parts
2,725,000	Generac	93,494,750
	Standby Power Generators
1,750,000	Clarcor	83,615,000
	Mobile Equipment & Industrial Filters
2,200,000	ESCO Technologies (b)	82,302,000
	Automatic Electric Meter Readers
1,600,000	Polypore International (a)(c)	74,400,000
	Battery Separators & Filtration Media
2,400,000	Oshkosh Corporation (a)	71,160,000
	Specialty Truck Manufacturer
Number of Shares		Value
1,610,000	Toro	$69,197,800
	Turf Maintenance Equipment
435,000	Valmont Industries	59,399,250
	Center Pivot Irrigation Systems & Utility Poles
600,000	Wabtec	52,524,000
	Freight & Transit Component Supplier
750,000	WABCO Holdings (a)	48,892,500
	Truck & Bus Component Supplier
170,000	Middleby (a)	21,795,700
	Manufacturer of Cooking Equipment
400,000	Neopost (France) (c)	21,212,712
	Postage Meter Machines
10,000,000	Marel (Iceland)	11,025,103
	Largest Manufacturer of Poultry & Fish Processing Equipment
1,000,000	Spartan Motors	4,930,000
	Specialty Truck & Chassis Manufacturer
		2,026,964,305
	> Industrial Materials & Specialty Chemicals 2.5%
1,730,000	Albemarle	107,467,600
	Specialty Chemicals for Refineries, Plastics, Pharma, Food
1,100,000	Ashland	88,451,000
	Diversified Chemicals Company
1,050,000	FMC Corporation	61,446,000
	Niche Specialty Chemicals
1,880,000	Drew Industries (b)	60,630,000
	RV & Manufactured Home Components
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	38,791,720
	Producer of Specialty Fertilizers, Lithium & Iodine
1,000,000	Novozymes (Denmark)	28,386,637
	Industrial Enzymes
1,200,000	Polyone	24,504,000
	Intermediate Stage Chemicals Producer
2,218,700	Kansai Paint (Japan)	23,910,669
	Paint Producer in Japan, India, China & Southeast Asia
200,000	Silgan Holdings	8,318,000
	Metal & Plastic Packaging
		441,905,626
	> Other Industrial Services 1.8%
2,600,000	Expeditors International of Washington	102,830,000
	International Freight Forwarder
2,700,000	LKQ (a)	56,970,000
	Alternative Auto Parts Distribution
1,500,000	Forward Air (b)	52,515,000
	Freight Transportation Between Airports
1,948,368	Imtech (Netherlands)	45,254,792
	Technical Installation & Maintenance
1,600,000	Mobile Mini (a)	33,328,000
	Portable Storage Units Leasing
1,512,352	Acorn Energy (b)(c)	11,811,469
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring

See accompanying notes to financial statements.

Number of Shares		Value
	> Other Industrial Services—continued
500,000	UTI Worldwide	$6,700,000
	Freight Forwarding & Logistics
		309,409,261
	> Construction 1.5%
2,850,000	Chicago Bridge & Iron	132,097,500
	Engineering & Construction for Liquefied Natural Gas & Petrochemicals
72,000	NVR (a)	66,240,000
	DC Homebuilder
1,050,000	Fortune Brands Home & Security (a)	30,681,000
	Home Building Supplies & Small Locks
1,800,000	Mills Estruturas e Servicos de Engenharia (Brazil)	29,890,110
	Civil Engineering & Construction
		258,908,610
	> Electrical Components 1.0%
1,765,000	Acuity Brands	119,543,450
	Commercial Lighting Fixtures
1,065,000	Thermon (a)	23,994,450
	Global Engineered Thermal Solutions
1,500,000	Ushio (Japan)	16,448,568
	Industrial Light Sources
351,000	Saft (France)	8,260,374
	Niche Battery Manufacturer
		168,246,842
	> Outsourcing Services 0.8%
2,800,000	Quanta Services (a)	76,412,000
	Electrical & Telecom Construction Services
1,800,000	Insperity (b)	58,608,000
	Professional Employer Organization
600,000	GP Strategies (a)	12,390,000
	Outsourced Training Services
		147,410,000
	> Industrial Distribution 0.6%
1,200,000	WESCO International (a)	80,916,000
	Industrial Distribution
294,180	Airgas	26,855,692
	Industrial Gas Distributor
		107,771,692
	> Waste Management 0.5%
2,050,000	Waste Connections	69,269,500
	Solid Waste Management
400,000	Clean Harbors (a)	22,004,000
	Hazardous Waste Services & Disposal
		91,273,500
	> Conglomerates 0.3%
2,695,419	Aalberts Industries (Netherlands)	56,431,490
	Flow Control & Heat Treatment
		56,431,490
Industrial Goods & Services: Total		3,608,321,326
Number of Shares		Value
Consumer Goods & Services 17.5%
	> Retail 5.7%
3,761,540	lululemon athletica (a)	$286,742,194
	Premium Active Apparel Retailer
7,185,000	Pier 1 Imports (b)	143,700,000
	Home Furnishing Retailer
2,431,000	Abercrombie & Fitch	116,615,070
	Teen Apparel Retailer
2,835,000	Shutterfly (a)(b)	84,681,450
	Internet Photo-centric Retailer
822,845	Fossil (a)	76,606,870
	Watch Designer & Retailer
640,000	ULTA	62,886,400
	Specialty Beauty Product Retailer
1,375,000	Williams-Sonoma	60,183,750
	Home Goods & Furnishing Retailer
4,100,000	Saks (a)(c)	43,091,000
	Luxury Department Store Retailer
1,925,000	American Eagle Outfitters	39,481,750
	Teen Apparel Retailer
525,000	DSW	34,487,250
	Branded Footwear Retailer
500,000	Casey's General Stores	26,550,000
	Owner/Operator of Convenience Stores
852,000	Massmart Holdings (South Africa)	19,317,084
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
1,371,366	Gaiam (a)(b)	4,333,517
	Healthy Living Catalogs & E-Commerce, Non-theatrical Media
		998,676,335
	> Travel 3.3%
4,520,690	Ryman Hospitality Properties (b)(c)	173,865,737
	Convention Hotels
4,400,000	Avis Budget Group (a)	87,208,000
	Second Largest Car Rental Company
1,430,000	Vail Resorts	77,348,700
	Ski Resort Operator & Developer
1,100,000	Expedia	67,595,000
	Online Travel Services Company
3,750,000	Hertz (a)	61,012,500
	Largest US Rental Car Operator
1,337,338	Choice Hotels	44,961,304
	Franchisor of Budget Hotel Brands
2,000,000	Localiza Rent A Car (Brazil)	36,630,037
	Car Rental
1,600,000	HomeAway (a)(c)	35,200,000
	Vacation Rental Online Marketplace
		583,821,278
	> Apparel 2.2%
1,660,000	PVH	184,276,600
	Apparel Wholesaler & Retailer
1,500,000	Coach	83,265,000
	Designer & Retailer of Branded Leather Accessories
762,000	Warnaco Group (a)	54,536,340
	Global Branded Apparel Manufacturer

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value
	> Apparel—continued
1,060,000	Deckers Outdoor (a)(c)	$42,686,200
	Fashion Footwear Wholesaler
600,000	Steven Madden (a)	25,362,000
	Wholesaler/Retailer of Fashion Footwear
		390,126,140
	> Consumer Goods Distribution 1.0%
2,015,000	Pool	85,274,800
	Distributor of Swimming Pool Supplies & Equipment
2,305,000	GNC Holdings	76,710,400
	Specialty Retailer of Health & Wellness Products
625,000	United Stationers	19,368,750
	Wholesale Distributor of Business Products
		181,353,950
	> Casinos & Gaming 1.0%
3,950,000	Pinnacle Entertainment (a)(b)	62,528,500
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)	50,520,000
	Macau Casino Operator
850,000	Penn National Gaming (a)	41,743,500
	Regional Casino Operator
12,000,000	MGM China Holdings (Hong Kong)	22,102,000
	Macau Casino Operator
		176,894,000
	> Other Consumer Services 0.9%
2,280,000	Lifetime Fitness (a)(b)	112,198,800
	Sport & Fitness Club Operator
17,000,000	Lifestyle International (Hong Kong)	42,052,554
	Mid- to High-end Department Store Operator in Hong Kong & China
1,062,500	Move (a)	8,064,375
	Real Estate Internet Websites
450,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	823,500
	Provide Real Estate Services in China
		163,139,229
	> Furniture & Textiles 0.9%
4,200,000	Knoll (b)	64,512,000
	Office Furniture
2,250,000	Herman Miller	48,195,000
	Office Furniture
2,325,000	Interface	37,386,000
	Modular Carpet
215,000	Caesarstone (Israel) (a)	3,472,250
	Quartz Countertops
		153,565,250
	> Food & Beverage 0.7%
600,000	Monster Beverage (a)	31,728,000
	Alternative Beverages
20,000,000	Olam International (Singapore) (c)	25,690,573
6,260,000	Olam International - Rights (Singapore) (a)(d)	1,482,136
	Agriculture Supply Chain Manager
1,675,000	Boulder Brands Inc (a)	21,607,500
	Healthy Food Products
Number of Shares		Value
1,800,000	Arcos Dorados (Brazil) (c)	$21,528,000
	McDonald's Master Franchise for Latin America
700,000	B&G Foods	19,817,000
	Acquiror of Small Food Brands
1,665,270	GLG Life Tech (Canada) (a)(b)(d)	434,636
	Produces an All-natural Sweetener Extracted from the Stevia Plant
		122,287,845
	> Restaurants 0.5%
2,000,000	AFC Enterprises (a)(b)	52,260,000
	Popeye's Restaurants
370,000	Domino's Pizza	16,113,500
	Franchisor of Pizza Restaurants
370,000	Cheesecake Factory	12,106,400
	Casual Dining Restaurants
675,000	Bravo Brio Restaurant Group (a)	9,065,250
	Upscale Casual Italian Restaurants
		89,545,150
	> Other Durable Goods 0.5%
595,000	Jarden	30,761,500
	Branded Household Products
850,000	Tesla Motors (a)(c)	28,789,500
	Design, Manufacture & Sell High Performance Electric Vehicles
460,000	Cavco Industries (a)(b)	22,990,800
	Manufactured Homes
		82,541,800
	> Educational Services 0.3%
1,300,000	DeVry	30,849,000
	Postsecondary Degree Services
800,000	New Oriental Education & Technology - ADR (China) (c)	15,544,000
	Education Service Provider
500,000	ITT Educational Services (a)(c)	8,655,000
	Postsecondary Degree Services
2,000,000	Voyager Learning - Contingent Value Rights (a)(d)(e)	220,000
	Education Services for the K-12 Market
		55,268,000
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(b)	53,424,000
	Personal Care, Housewares, Healthcare & Home Environment Products
		53,424,000
	> Other Entertainment 0.1%
265,000	CTS Eventim (Germany)	9,337,630
	Event Ticket Sales
		9,337,630
	> Leisure Products 0.1%
975,386	Skullcandy (a)(c)	7,598,257
	Lifestyle Branded Headphones
		7,598,257
Consumer Goods & Services: Total		3,067,578,864

See accompanying notes to financial statements.

Number of Shares		Value
Finance 11.2%
	> Banks 4.3%
2,638,000	BOK Financial	$143,665,480
	Tulsa-based S.W. Bank
7,756,800	Associated Banc-Corp	101,769,216
	Midwest Bank
2,337,313	Hancock Holding	74,186,315
	Gulf Coast Bank
1,348,000	City National	66,752,960
	Bank & Asset Manager
2,860,000	MB Financial (b)	56,485,000
	Chicago Bank
985,000	SVB Financial Group (a)	55,130,450
	Bank to Venture Capitalists
5,323,500	Valley National Bancorp (c)	49,508,550
	New Jersey/New York Bank
3,000,000	CVB Financial	31,200,000
	Inland Empire Business Bank
2,200,000	TCF Financial	26,730,000
	Great Lakes Bank
1,350,000	TriCo Bancshares (b)	22,612,500
	California Central Valley Bank
1,162,000	Sandy Spring Bancorp	22,566,040
	Baltimore, D.C. Bank
550,000	Wintrust Financial	20,185,000
	Chicago & Milwaukee Full Service Bank
4,299,507	First Busey	19,992,707
	Illinois Bank
2,500,000	First Commonwealth	17,050,000
	Western Pennsylvania Bank
705,072	Eagle Bancorp (a)	14,080,288
	Metro D.C. Bank
811,295	Hudson Valley	12,631,863
	Metro New York City Bank
2,136,500	TrustCo Bank	11,280,720
	New York State Bank
500,000	Oriental Financial Group (c)	6,675,000
	Puerto Rican Bank
		752,502,089
	> Insurance 2.5%
8,900,000	CNO Financial Group	83,037,000
	Life, Long-term Care & Medical Supplement Insurance
833,000	Allied World Holdings	65,640,400
	Commerical Lines Insurance/Reinsurance
3,300,000	Tower Group (b)	58,641,000
	Commercial & Personal Lines Insurance
1,400,000	The Hanover Insurance Group	54,236,000
	Commercial & Personal Lines Insurance
2,625,000	Selective Insurance Group	50,583,750
	Commercial & Personal Lines Insurance
1,100,000	HCC Insurance Holdings	40,931,000
	Specialty Insurance
1,500,000	Brown & Brown	38,190,000
	Insurance Broker
250,000	Enstar Group (a)	27,995,000
	Insurance/Reinsurance & Related Services
Number of Shares		Value
925,000	Kemper	$27,287,500
	Multi Line Insurance
		446,541,650
	> Finance Companies 1.7%
1,285,000	World Acceptance (a)(b)	95,809,600
	Personal Loans
2,150,000	McGrath Rentcorp (b)	62,393,000
	Temporary Space & IT Rentals
3,400,000	H & E Equipment Services (b)	51,238,000
	Heavy Equipment Leasing
1,397,834	CAI International (a)(b)	30,682,456
	International Container Leasing
1,091,000	Marlin Business Services (b)	21,885,460
	Small Equipment Leasing
450,000	Onex Capital (Canada)	18,941,892
	Private Equity
228,500	Textainer Group Holdings	7,188,610
	Top International Container Leasor
291,231	Regional Management (a)(c)	4,819,873
	Consumer Loans
		292,958,891
	> Brokerage & Money Management 1.5%
7,100,000	SEI Investments	165,714,000
	Mutual Fund Administration & Investment Management
3,052,000	Eaton Vance	97,206,200
	Specialty Mutual Funds
1,000,000	Artio Global Investors	1,900,000
	International Asset Manager
		264,820,200
	> Credit Cards 0.6%
550,000	Alliance Data Systems (a)	79,618,000
	Diversified Credit Card Provider
350,000	Wright Express (a)	26,379,500
	Pay Card Processor
		105,997,500
	> Diversified Financial Companies 0.4%
2,820,000	Leucadia National	67,087,800
	Holding Company
		67,087,800
	> Savings & Loans 0.2%
400,000	Financial Engines (a)	11,100,000
	Asset Management for 401k Plans
470,000	ViewPoint Financial	9,841,800
	Texas Thrift
1,010,000	Provident New York Bancorp	9,403,100
	New York State Thrift
452,146	Simplicity Bancorp (b)	6,759,583
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,574,545
	Northeast Thrift
		38,679,028
Finance: Total		1,968,587,158

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value
Health Care 8.6%
	> Biotechnology & Drug Delivery 4.4%
3,617,000	BioMarin Pharmaceutical (a)	$178,137,250
	Biotech Focused on Orphan Diseases
6,550,000	Seattle Genetics (a)(b)(c)	151,960,000
	Antibody-based Therapies for Cancer
800,000	Alexion Pharmaceuticals (a)	75,048,000
	Biotech Focused on Orphan Diseases
3,600,000	ARIAD Pharmaceuticals (a)	69,048,000
	Biotech Focused on Cancer
870,000	Onyx Pharmaceuticals (a)	65,711,100
	Commercial-stage Biotech Focused on Cancer
6,000,000	NPS Pharmaceuticals (a)(b)	54,600,000
	Orphan Drugs & Healthy Royalties
1,165,000	Synageva Biopharma (a)	53,927,850
	Biotech Focused on Orphan Diseases
2,202,196	Auxilium Pharmaceuticals (a)	40,806,692
	Biotech Focused on Niche Disease Areas
955,000	Sarepta Therapeutics (a)(c)	24,639,000
	Biotech Focused On Rare Diseases
2,025,000	InterMune (a)(c)	19,622,250
	Drugs for Pulmonary Fibrosis & Hepatitis C
3,000,000	Raptor Pharmaceutical (a)(b)(c)	17,550,000
	Orphan Drug Company
3,610,890	Ultragenyx (a)(d)(e)	9,999,999
	Biotech Focused On "Ultra-Orphan" Drugs
4,949,000	Chelsea Therapeutics International (a)(b)(c)	3,761,240
	Biotech Focused on Rare Diseases
359,944	MicroDose Therapeutx (a)(d)(e)	61,190
	Drug Inhaler Development
		764,872,571
	> Medical Supplies 2.3%
4,970,000	Cepheid (a)(b)	168,035,700
	Molecular Diagnostics
1,950,000	DENTSPLY International	77,239,500
	Leading Dental Supplies Manufacturer
950,000	Henry Schein (a)	76,437,000
	Largest Distributor of Healthcare Products
1,676,000	Patterson Companies	57,369,480
	Dental/Vet/Med Distributor
375,000	Techne	25,627,500
	Cytokines, Antibodies & Other Reagents for Life Science
		404,709,180
	> Medical Equipment & Devices 1.1%
1,024,683	Sirona Dental Systems (a)	66,051,066
	Manufacturer of Dental Equipment
1,475,000	PerkinElmer Inc.	46,816,500
	Analytical Instruments for Life Sciences
1,100,000	Haemonetics (a)	44,924,000
	Blood & Plasma Collection Equipment
725,000	Orthofix International (a)	28,514,250
	Bone Fixation & Stimulation Devices
		186,305,816
Number of Shares		Value
	> Health Care Services 0.5%
665,000	Mednax (a)	$52,880,800
	Physician Management for Pediatric & Anesthesia Practices
1,875,000	Health Management Associates (a)	17,475,000
	Non-urban Hospitals
825,000	HealthSouth (a)	17,415,750
	Inpatient Rehabalitation Facilities
		87,771,550
	> Pharmaceuticals 0.3%
4,000,000	Akorn (a)	53,440,000
	Develops, Manufactures & Sells Specialty Generic Drugs
2,040,000	Alimera Sciences (a)(b)	3,202,800
	Ophthalmology-focused Pharmaceutical Company
		56,642,800
Health Care: Total		1,500,301,917
Other Industries 6.7%
	> Real Estate 4.5%
3,625,000	Dupont Fabros Technology (b)	87,580,000
	Technology-focused Office Buildings
750,000	Federal Realty	78,015,000
	Shopping Centers
1,435,000	Post Properties	71,678,250
	Multifamily Properties
1,850,000	Extra Space Storage	67,321,500
	Self Storage Facilities
5,744,300	EdR (b)	61,119,352
	Student Housing
720,000	Digital Realty Trust	48,880,800
	Technology-focused Office Buildings
3,000,000	Associated Estates Realty (b)	48,360,000
	Multifamily Properties
2,450,000	Biomed Realty Trust	47,358,500
	Life Science-focused Office Buildings
50,000,000	Mapletree Logistics Trust (Singapore)	47,057,100
	Industrial Property Landlord
22,000,000	Ascendas REIT (Singapore)	43,052,265
	Industrial Property Landlord
1,300,000	St. Joe (a)(c)	30,004,000
	Florida Panhandle Landowner
325,000	Jones Lang LaSalle	27,280,500
	Real Estate Services
2,850,000	Summit Hotel Properties (b)	27,075,000
	Owner of Select Service Hotels
3,750,000	DCT Industrial Trust	24,337,500
	Industrial Properties
4,000,000	Kite Realty Group (b)	22,360,000
	Community Shopping Centers
2,800	Orix JREIT (Japan)	13,809,474
	Diversified REIT
544,330	Hudson Pacific Properties	11,463,590
	West Coast Office Buildings & Production Studios

See accompanying notes to financial statements.

Number of Shares		Value
	> Real Estate—continued
10,000,000	Mapletree Industrial Trust (Singapore)	$11,165,904
	Industrial Property Landlord
10,000,000	Mapletree Commercial Trust (Singapore)	9,995,931
	Retail & Office Property Landlord
358,151	Terreno Realty	5,529,851
	Industrial Properties
		783,444,517
	> Transportation 1.4%
3,100,000	Rush Enterprises, Class A (a)(b)	64,077,000
550,000	Rush Enterprises, Class B (a)(b)	9,520,500
	Truck Sales & Service
1,155,000	JB Hunt Transport Services	68,965,050
	Truck & Intermodal Carrier
602,000	Kirby (a)	37,257,780
	Largest Operator of US (Jones Act) Liquid Tank Barges
627,000	World Fuel Services	25,813,590
	Global Fuel Broker
1,773,000	Heartland Express	23,173,110
	Regional Trucker
300,000	Genesee & Wyoming (a)	22,824,000
	Short-line Operator
		251,631,030
	> Regulated Utilities 0.8%
2,000,000	Northeast Utilities	78,160,000
	Regulated Electric Utility
2,200,000	Pepco Holdings (c)	43,142,000
	Regulated Utility
700,000	Wisconsin Energy	25,795,000
	Wisconsin Utility
		147,097,000
Other Industries: Total		1,182,172,547
Energy & Minerals 6.4%
	> Oil Services 3.1%
4,635,000	FMC Technologies (a)	198,517,050
	Oil & Gas Well Head Manufacturer
2,114,000	Atwood Oceanics (a)	96,800,060
	Offshore Drilling Contractor
1,031,106	Fugro (Netherlands)	61,183,604
	Subsea Oilfield Services
1,334,000	ShawCor (Canada)	52,289,796
	Oil & Gas Pipeline Products
400,000	Dresser-Rand Group (a)	22,456,000
	Manufactures & Services Compressors
585,000	Rowan (a)	18,292,950
	Contract Offshore Driller
2,631,339	Horizon North Logistics (Canada)	18,173,619
	Provides Diversified Oil Service Offering in Northern Canada
499,000	Hornbeck Offshore (a)	17,135,660
	Supply Vessel Operator in US Gulf of Mexico
Number of Shares		Value
847,600	Black Diamond Group (Canada)	$17,084,930
	Provides Accommodations/ Equipment for Oil Sands Development
226,889	Chart Industries (a)	15,126,690
	Manufacturer of Natural Gas Processing/Storage Equipment
191,000	Oil States International (a)	13,664,140
	Diversified North American Oil Service Provider
150,000	Gulfmark Offshore	5,167,500
	Operator of Offshore Supply Vessels
4,025,000	Tuscany International Drilling (Colombia) (a)	930,683
	South America Based Drilling Rig Contractor
		536,822,682
	> Oil & Gas Producers 1.9%
2,700,000	Pacific Rubiales Energy (Colombia) (c)	62,729,466
	Oil Production & Exploration in Colombia
695,000	Range Resources	43,666,850
	Oil & Gas Producer
722,000	Rosetta Resources (a)	32,749,920
	Oil & Gas Producer Exploring in South Texas & Montana
590,000	SM Energy	30,803,900
	Oil & Gas Producer
1,477,000	Denbury Resources (a)	23,927,400
	Oil Producer Using Carbon Dioxide Injection
443,000	Cabot Oil and Gas	22,034,820
	Large Natural Gas Producer in Appalachia & Gulf Coast
1,159,000	Laredo Petroleum (a)	21,047,440
	Permian Basin Oil Producer
850,000	Tullow Oil (United Kingdom)	17,720,305
	Oil & Gas Producer
361,000	Baytex (Canada) (c)	15,558,530
	Oil & Gas Producer in Canada
340,000	PDC Energy (a)	11,291,400
	Oil & Gas Producer in US
27,000,000	Shamaran Petroleum (Iraq) (a)	10,586,106
	Oil Exploration in Kurdistan
25,000,000	Petroamerica Oil (Colombia) (a)(c)	8,796,622
	Oil Exploration & Production in Colombia
750,000	Athabasca Oil Sands (Canada) (a)	7,879,260
	Oil Sands & Unconventional Oil Development
37,500,000	Petromanas (Canada) (a)(b)	6,597,467
	Exploring for Oil in Albania
1,198,100	Pan Orient (Canada) (a)	3,529,137
	Asian Oil & Gas Explorer
493,000	Crew Energy (Canada) (a)	3,216,618
	Canadian Oil & Gas Producer
26,000,000	Petrodorado Energy (Colombia) (a)(b)	3,136,624
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value
	> Oil & Gas Producers—continued
511,600	Canacol (Colombia) (a)	$1,640,700
	Oil Producer in South America
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(e)	1,459,254
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	65,109
	Oil & Gas Exploration/Production in the North Sea
50,000,000	Gulf United Energy (Colombia) (a)(b)	390,000
	Prospecting for Oil Alongside Large Producers in Colombia
4,110,000	Santa Maria Petroleum (Colombia) (a)(b)(e)	337,163
890,000	Santa Maria Petroleum (Colombia) (a)(b)	76,053
	Explores for Oil & Gas in Latin America
393,600	Houston American Energy (a)(c)	86,592
	Oil & Gas Exploration/ Production in Colombia
		329,326,736
	> Mining 1.3%
387,000	Core Labs (Netherlands)	42,302,970
	Oil & Gas Reservoir Consulting
1,000,000	Silver Wheaton (Canada)	36,080,000
	Silver Mining Royalty Company
1,150,000	Allied Nevada Gold (a)	34,649,500
	Gold & Silver Mining
1,600,000	Alamos Gold (Canada)	28,068,764
	Gold Mining
4,432,000	Northam Platinum (South Africa)	20,060,723
	Platinum Mining in South Africa
7,500,000	Duluth Metals (Canada) (a)(b)	18,623,706
500,000	Duluth Exploration - Special Warrants (Canada) (a)(d)(e)	25,133
	Copper & Nickel Miner
1,900,000	Kirkland Lake Gold (Canada) (a)	11,174,223
	Gold Mining
1,150,000	Turquoise Hill Resources (Mongolia) (a)	8,786,569
	Copper Mine Project in Mongolia
16,000,000	Mongolian Mining (Mongolia) (a)	7,929,331
	Coking Coal Mining in Mongolia
2,050,000	Alexco Resource (a)	7,318,500
	Mining, Exploration & Environmental Services
1,282,902	Regis Resources (Australia) (a)	6,884,619
	Gold Mining in Australia
3,000,000	Kaminak Gold (a)(c)	4,976,375
	Exploration Stage Canadian Gold Miner
800,000	Augusta Resource (a)(c)	1,960,000
	US Copper/Molybdenum
Number of Shares		Value
4,000,000	Wolverine Minerals (Canada) (a)(b)(e)	$135,116
	Gold Mining
		228,975,529
	> Agricultural Commodities 0.1%
1,306,818	Union Agriculture Group (Uruguay) (a)(d)(e)	13,381,816
	Farmland Operator in Uruguay
		13,381,816
	> Alternative Energy —%
2,000,000	GT Advanced Technologies (a)(c)	6,040,000
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
1,210,300	Synthesis Energy Systems (China) (a)	1,295,021
	Owner/Operator of Gasification Plants
		7,335,021
Energy & Minerals: Total		1,115,841,784
Total Equities: 97.7% (Cost: $10,488,578,720)		17,116,238,312	(f)
Short-Term Investments: 2.3%
280,000,000	J.P. Morgan U.S. Government Money Market Fund - Capital Shares (7 day yield of 0.01%)	280,000,000
117,232,736	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	117,232,736
Total Short-Term Investments: 2.3% (Cost: $397,232,736)		397,232,736
Securities Lending Collateral 2.1%
371,676,935	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (g)	371,676,935
Total Securities Lending Collateral: (Cost: $371,676,935)		371,676,935
Total Investments: 102.1% (Cost: $11,257,488,391)(h)		17,885,147,983
Obligation to Return Collateral for Securities Loaned: (2.1)%		(371,676,935)
Cash and Other Assets Less Liabilities: 0.0%		10,394,863
Net Assets: 100.0%		$17,523,865,911

ADR - American Depositary Receipts

REIT - Real Estate Investment Trust

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in

See accompanying notes to financial statements.

> Notes to Statement of Investments

these affiliated companies during the year ended December 31, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/12	Value	Dividend
AboveNet (1)	1,400,000	-	1,400,000	-	$-	$-
Acorn Energy	1,500,000	12,352	-	1,512,352	11,811,469	210,184
AFC Enterprises	2,000,000	-	-	2,000,000	52,260,000	-
Alimera Sciences	2,040,000	-	-	2,040,000	3,202,800	-
Associated Estates Realty	3,700,000	-	700,000	3,000,000	48,360,000	2,568,931
Auxilium Pharmaceuticals (1)	3,033,715	216,285	1,047,804	2,202,196	40,806,692	-
Bally Technologies	3,725,000	-	-	3,725,000	166,544,750	-
Boingo Wireless	1,500,000	400,000	-	1,900,000	14,345,000	-
CAI International	1,123,400	274,434	-	1,397,834	30,682,456	-
Cavco Industries	460,000	-	-	460,000	22,990,800	-
Cepheid	3,200,000	1,770,000	-	4,970,000	168,035,700	-
Chelsea Therapeutics International	4,550,000	1,200,000	801,000	4,949,000	3,761,240	-
Cogent Communications (1)	2,520,000	-	320,000	2,200,000	49,808,000	462,000
Constant Contact (1)	2,350,000	-	1,150,000	1,200,000	17,052,000	-
Donaldson (2)	4,200,000	4,200,000	-	8,400,000	275,856,000	2,940,000
Drew Industries	1,500,000	380,000	-	1,880,000	60,630,000	3,760,000
Duluth Metals	7,500,000	-	-	7,500,000	18,623,706	-
Dupont Fabros Technology	3,350,000	765,000	490,000	3,625,000	87,580,000	2,295,710
EdR	3,000,000	2,744,300	-	5,744,300	61,119,352	1,120,000
eResearch Technology (1)	4,900,000	-	4,900,000	-	-	-
ESCO Technologies	2,200,000	-	-	2,200,000	82,302,000	704,000
Exa	-	872,060		872,060	8,485,144	-
ExlService Holdings	1,145,000	473,000	-	1,618,000	42,877,000	-
Forward Air	1,300,000	200,000	-	1,500,000	52,515,000	472,000
Gaiam	1,371,366	-	-	1,371,366	4,333,517	-
GLG Life Tech	1,750,000	-	84,730	1,665,270	434,636	-
Gulf United Energy	-	50,000,000	-	50,000,000	390,000	-
H & E Equipment Services	3,400,000	-	-	3,400,000	51,238,000	4,514,860
Hackett Group (3)	4,500,000	-	650,793	3,849,207	16,474,606	384,921
HEICO (2)	2,250,000	813,000	-	3,063,000	97,954,740	7,057,380
Helen of Troy	1,600,000	-	-	1,600,000	53,424,000	-
Horizon Pharma (1)	1,095,000	-	1,095,000	-	-	-
iGATE	3,400,000	300,000	-	3,700,000	58,349,000	-
II-VI	4,550,000	-	-	4,550,000	83,128,500	-
Insperity	1,210,000	590,000	-	1,800,000	58,608,000	2,681,215
Interline Brands (1)	2,600,000	-	2,600,000	-	-	-
IPG Photonics	2,780,000	-	-	2,780,000	185,287,000	1,807,000
IXYS (1)	1,900,000	-	1,050,000	850,000	7,769,000	49,409
Kenexa (1)	1,700,000	-	1,700,000	-	-	-
Kite Realty Group	3,500,000	500,000	-	4,000,000	22,360,000	840,000
Knoll	4,200,000	-	-	4,200,000	64,512,000	1,848,000
Lifetime Fitness	2,190,000	90,000	-	2,280,000	112,198,800	-
lululemon athletica (1)	5,740,000	-	1,978,460	3,761,540	286,742,194	-
Marlin Business Services	1,091,000	-	-	1,091,000	21,885,460	305,480
MB Financial	2,360,000	500,000	-	2,860,000	56,485,000	369,300
McGrath Rentcorp	2,150,000	-	-	2,150,000	62,393,000	2,010,250
Mettler-Toledo International	1,600,000	-	-	1,600,000	309,280,000	-
Micromet (1)	6,702,347	64,547	6,766,894	-	-	-
Moog	2,775,000	455,000	-	3,230,000	132,526,900	-
Navigant Consulting	2,800,000	904,600	-	3,704,600	41,343,336	-
NPS Pharmaceuticals	6,000,000	-	-	6,000,000	54,600,000	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	14,172,950	-
Petroamerica Oil (1)	30,275,000	-	5,275,000	25,000,000	8,796,622	-
Petrodorado Energy	26,000,000	-	-	26,000,000	3,136,624	-
PetroMagdalena Energy (1)	7,582,928	-	7,582,928	-	-	-
Petromanas	37,500,000	-	-	37,500,000	6,597,467	-
Pier 1 Imports	5,600,000	1,585,000	-	7,185,000	143,700,000	752,000
Pinnacle Entertainment	3,950,000	-	-	3,950,000	62,528,500	-
Raptor Pharmaceutical	3,455,000	745,000	1,200,000	3,000,000	17,550,000	-
Rush Enterprises	3,350,000	300,000	-	3,650,000	73,597,500	-

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/12	Value	Dividend
Ryman Hospitality Properties	3,850,000	670,690	-	4,520,690	$173,865,737	$24,418,477
Salem Communications (1)	1,527,700	-	1,527,700	-	-	-
Santa Maria Petroleum (2)	50,000,000	-	45,000,000	5,000,000	413,216	-
Seattle Genetics	6,153,000	397,000	-	6,550,000	151,960,000	-
Shutterfly	3,070,000	300,000	535,000	2,835,000	84,681,450	-
Simplicity Bancorp	452,146	-	-	452,146	6,759,583	135,644
SPS Commerce	900,000	-	-	900,000	33,543,000	-
Summit Hotel Properties	1,500,000	1,350,000	-	2,850,000	27,075,000	916,969
Tower Group	1,675,000	1,625,000	-	3,300,000	58,641,000	2,173,500
TriCo Bancshares	1,350,000	-	-	1,350,000	22,612,500	486,000
True Religion Apparel (1)	1,507,000	-	1,507,000	-	-	92,581
tw telecom	9,500,000	-	-	9,500,000	241,965,000	-
Tyler Technologies (1)	1,700,000	-	800,000	900,000	43,596,000	-
Virtusa	2,125,000	-	-	2,125,000	34,913,750	-
Warnaco Group (1)	2,190,000	-	1,428,000	762,000	54,536,340	-
Wolverine Minerals	4,000,000	-	-	4,000,000	135,116	-
World Acceptance	1,505,202	-	220,202	1,285,000	95,809,600	-
Total of Affiliated Transactions	349,894,804	74,697,268	91,810,511	332,781,561	$4,461,953,753		$65,375,811

(1) At December 31, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

(2) Includes the effects of a stock split.

(3) Includes the effects of a corporate action.

  The aggregate cost and value of these companies at December 31, 2012, were $2,466,414,630 and $3,952,846,905, respectively. Investments in affiliated companies represented 22.56% of the Fund's total net assets at December 31, 2012.

(c)  All or a portion of this security was on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $368,048,192.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2012, the market value of these securities amounted to $25,684,780, which represented 0.15% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$13,381,816
Ultragenyx	12/19/12	3,610,890	9,999,999	9,999,999
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591,152	1,459,254
Santa Maria Petroleum	1/14/11	4,110,000	5,193,292	337,163
Voyager Learning - Contingent Value Rights	12/24/09	2,000,000	-	220,000
Wolverine Minerals	6/3/11	4,000,000	2,004,903	135,116
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	525,688	65,109
MicroDose Therapeutx	11/24/00	359,944	2,004,000	61,190
Duluth Exploration - Special Warrants	8/19/11	500,000	-	25,133
			$38,319,034	$25,684,780

(f)  On December 31, 2012, the market value of foreign securities represented 8.30% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Canada	$262,540,827	1.50
Netherlands	205,172,856	1.17
Singapore	167,499,376	0.95
Sweden	137,820,900	0.79
Hong Kong	114,674,554	0.65
Brazil	88,048,147	0.50
Colombia	78,037,311	0.45
Japan	76,586,902	0.44
France	52,039,295	0.30
South Africa	39,377,807	0.22
Chile	38,791,720	0.22
Israel	30,256,250	0.17
Country	Value	Percentage of Net Assets
Denmark	$28,386,637	0.16
United Kingdom	19,244,668	0.11
China	17,662,521	0.10
Mongolia	16,715,900	0.10
Russia	15,681,390	0.09
India	15,539,898	0.09
Uruguay	13,381,816	0.08
Iceland	11,025,103	0.06
Iraq	10,586,106	0.06
Germany	9,337,630	0.05
Australia	6,884,619	0.04
Total Foreign Portfolio	$1,455,292,233	8.30

See accompanying notes to financial statements.

> Notes to Statement of Investments

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2012, for federal income tax purposes, the cost of investments was $11,326,139,898 and net unrealized appreciation was $6,559,008,085 consisting of gross unrealized appreciation of $7,244,753,464 and gross unrealized depreciation of $685,745,379.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 - quoted prices in active markets for identical securities

  •  Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 - prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,461,573,949	$211,860,767	$-	$4,673,434,716
Industrial Goods & Services	3,397,390,981	210,930,345	-	3,608,321,326
Consumer Goods & Services	2,946,942,251	120,416,613	220,000	3,067,578,864
Finance	1,968,587,158	-	-	1,968,587,158
Health Care	1,490,240,728	-	10,061,189	1,500,301,917
Other Industries	1,057,091,873	125,080,674	-	1,182,172,547
Energy & Minerals	986,659,611	115,775,224	13,406,949	1,115,841,784
Total Equities	16,308,486,551	784,063,623	23,688,138	17,116,238,312
Total Short-Term Investments	397,232,736	-	-	397,232,736
Total Securities Lending Collateral	371,676,935	-	-	371,676,935
Total Investments	$17,077,396,222	$784,063,623	$23,688,138	$17,885,147,983

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments

investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$-	$1,575,000	$1,575,000	$-

  Financial assets were transferred from Level 1 to Level 2 as trading halted during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/12	12/31/12
Purchases
Asia
> Japan
Benesse	0	453,000
Hamamatsu Photonics	423,900	609,900
Horiba	711,100	765,000
Itochu Techno-Science	249,100	406,000
Lifenet Insurance	813,400	1,575,000
Miraca Holdings	816,456	862,706
Nippon Paint	0	1,586,000
Rinnai	0	40,300
Shimano	0	64,400
> Taiwan
Chipbond	37,000	689,000
Far EasTone Telecom	36,606,000	39,592,000
Flexium Interconnect	0	5,891,000
Lung Yen	3,835,000	6,173,000
PC Home	3,000,141	3,101,000
Taiwan Mobile	16,410,000	17,000,000
> Hong Kong
Melco International	8,000,000	12,000,000
Vitasoy International	9,557,900	11,473,900
> Singapore
Mapletree Commercial Trust	39,467,000	40,000,000
> Korea
BS Financial Group	1,208,000	1,726,000
Hite Jinro	138,990	751,390
iMarketKorea	724,727	806,004
KCC	0	74,400
Lotte Chilsung Beverage	0	14,540
Nexen Tire	0	660,140
Paradise Co	0	567,986
Samsung Engineering	57,000	132,000
> India
Bharti Infratel	0	5,200,000
Bosch	0	60,000
TTK Prestige	63,000	95,000
Yes Bank	0	2,765,000
> Thailand
Samui Airport Property Fund	699,700	2,680,100
Siam Makro	0	1,343,600
Europe
> United Kingdom
Abcam	2,855,000	3,486,700
Elementis	4,999,847	6,960,000
Greggs	2,300,000	2,843,000
JLT Group	2,281,600	3,254,000
Spirax Sarco	655,000	819,974
	Number of Shares
	9/30/12	12/31/12
> Netherlands
Aalberts Industries	2,742,165	2,915,700
Imtech	1,515,723	2,114,073
> Germany
Pfeiffer Vacuum	130,050	200,000
> Switzerland
Dufry Group	375,000	408,000
Partners Group	260,000	282,000
Zehnder	330,000	380,000
> France
Norbert Dentressangle	285,704	308,400
> Italy
Geox	7,706,873	8,501,000
> Finland
Vacon	0	401,000
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	4,506,259	5,143,000
> Turkey
Bizim Toptan	0	543,494
Other Countries
> South Africa
Coronation Fund Managers	11,763,907	11,920,964
Massmart Holdings	1,574,575	2,230,504
> Australia
Challenger Financial	14,652,712	15,000,000
Commonwealth Property Office Fund	49,017,000	52,500,000
Regis Resources	311,805	1,840,985
SAI Global	3,338,561	5,640,000
> United States
Textainer Group Holdings	1,103,297	1,272,297
> New Zealand
Telecom NZ	3,598,749	10,879,000
Latin America
> Brazil
Arcos Dorados	1,730,000	1,800,000
Beadell Resources	0	17,793,303
> Chile
Viña Concha y Toro	10,115,274	12,956,011

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

		Number of Shares
		9/30/12	12/31/12
Sales
Asia
> Japan
Aeon Delight		1,221,938	964,000
Ain Pharmaciez		300,792	50,292
Disco		480,000	396,000
Miura		202,150	0
Park24		2,719,900	2,545,200
Torishima Pump Manufacturing		1,069,963	302,263
> Taiwan
Chroma Ate		11,794,000	10,520,000
Radiant Opto-Electronics		4,564,960	2,577,960
Simplo Technology		6,334,713	5,159,713
Tripod Technologies		8,012,470	5,625,135
> Hong Kong
AAC Technologies		10,038,000	8,518,000
> Singapore
Mapletree Industrial Trust		33,000,000	30,000,000
Olam International		25,000,000	15,000,000
> Korea
Grand Korea Leisure		852,150	0
> India
Jain Irrigation Systems		1,426,549	0
REI Agro		27,212,878	10,823,473
Shriram Transport Finance		1,550,000	0
> China
51	job - ADR	427,814	328,779
NetEase.com - ADR		419,323	0
RexLot Holdings		260,000,000	200,000,000
Europe
> United Kingdom
Asos		646,000	485,000
Premier Oil		1,907,154	1,403,932
Rotork		517,000	63,577
> Netherlands
BinckBank		449,113	0
Koninklijke TenCate		821,137	0
Vopak		317,424	266,124
	Number of Shares
	9/30/12	12/31/12
> Germany
Dürr	440,000	285,000
> France
Compagnie Française de l'Afrique Occidentale	377,000	0
> Italy
CIR	7,248,893	4,842,819
Fiat	3,791,000	0
Tod's	224,200	168,200
> Denmark
Novozymes	1,648,800	1,049,800
> Finland
Stockmann	1,430,429	1,168,630
> Ireland
Paddy Power	74,637	0
Other Countries
> South Africa
Adcock Ingram Holdings	3,938,965	0
> Australia
UGL	3,973,200	3,557,000
> Canada
Black Diamond Group	770,576	709,576
Horizon North Logistics	2,096,514	1,921,379
ShawCor	1,212,597	1,084,597
> United States
BioMarin Pharmaceutical	1,044,000	928,000
FMC Technologies	669,213	601,213
> Senegal
Sonatel	31,200	0
Latin America
> Brazil
Mills Estruturas e Servicos de Engenharia	1,880,200	1,800,000
MRV Engenharia	3,577,000	0
> Colombia
Gulf United Energy	22,525,000	19,893,109

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, December 31, 2012

Number of Shares		Value
		Equities: 97.1%
Asia 44.5%
	> Japan 16.0%
5,582,600	Kansai Paint	$60,163,024
	Paint Producer in Japan, India, China & Southeast Asia
21,500	Wacom (a)	56,604,038
	Computer Graphic Illustration Devices
20,227,000	Seven Bank	53,354,600
	ATM Processing Services
1,817,562	Glory	42,122,862
	Currency Handling Systems & Related Equipment
1,582,200	Hoshizaki Electric	42,069,705
	Commercial Kitchen Equipment
2,545,200	Park24	40,196,188
	Parking Lot Operator
2,981,100	Kuraray	39,079,727
	Special Resin, Fine Chemical, Fibers & Textures
7,780	Orix JREIT	38,370,609
	Diversified REIT
30,500	Jupiter Telecommunications	37,986,380
	Largest Cable Service Provider in Japan
862,706	Miraca Holdings	34,784,977
	Outsourced Lab Testing, Diagnostic Equipment & Reagents
937,651	Kintetsu World Express	31,355,399
	Airfreight Logistics
960,000	Sanrio (b)	30,627,735
	Character Goods & Licensing
2,552,000	NGK Insulators	30,273,569
	Ceramic Products for Auto, Power & Electronics
295,762	Nakanishi	29,464,651
	Dental Tools & Machinery
2,892,724	Start Today (b)	26,778,607
	Online Japanese Apparel Retailer
7,620	Kenedix Realty Investment	26,563,778
	Tokyo Mid-size Office REIT
4,900	Mori Hills REIT Investment	26,299,325
	Tokyo Centric Diversified REIT
2,380,000	Japan Airport Terminal	24,569,722
	Airport Terminal Operator at Haneda
345,000	FP Corporation	22,951,390
	Disposable Food Trays & Containers
1,613,429	Daiseki	22,315,284
	Waste Disposal & Recycling
765,000	Horiba	22,187,152
	Test & Measurement Instruments
609,900	Hamamatsu Photonics	22,175,238
	Optical Sensors for Medical & Industrial Applications
838,000	Doshisha	21,948,807
	Wholesaler
772,000	Misumi Group	21,098,587
	Industrial Components Distributor
396,000	Disco	20,642,364
	Semiconductor Dicing & Grinding Equipment
Number of Shares		Value
9,700	Advance Residence Investment	$19,881,813
	Residential REIT
790,000	Aeon Mall	19,434,841
	Suburban Shopping Mall Developer, Owner & Operator
964,000	Aeon Delight	18,870,214
	Facility Maintenance & Management
453,000	Benesse	18,852,223
	Education Service Provider
1,885,600	Asahi Diamond Industrial	18,659,274
	Consumable Diamond Tools
3,000	Global One Real Estate	17,876,022
	Office REIT
1,233,080	Nihon Parkerizing	17,737,580
	Metal Surface Treatment Agents & Processing
406,000	Itochu Techno-Science	16,718,418
	IT Network Equipment Sales & Services
732,108	Icom	16,347,318
	Two Way Radio Communication Equipment
1,940,200	Sintokogio	15,429,277
	Automated Casting Machines, Surface Treatment System & Consumables
1,405,739	Ushio	15,414,929
	Industrial Light Sources
672,000	Nabtesco	15,009,968
	Machinery Components
1,586,000	Nippon Paint	13,641,864
	Paints for Automotive, Decorative & Industrial Usage
1,575,000	Lifenet Insurance (b)(c)	13,483,021
	Online Life Insurance Company in Japan
64,400	Shimano	4,123,731
	Bicycle Components & Fishing Tackle
5,230	GLP J-REIT (c)	3,996,376
	Logistics REIT in Japan
50,292	Ain Pharmaciez	2,751,043
	Dispensing Pharmacy/ Drugstore Operator
40,300	Rinnai	2,738,139
	Gas Appliances for Household & Commercial Use
302,263	Torishima Pump Manufacturing	2,434,562
	Industrial Pump for Power Generation & Water Supply Systems
11,500	MonotaRO	370,509
	Online MRO Goods Distributor in Japan
		1,077,754,840
	> Taiwan 6.4%
39,592,000	Far EasTone Telecom	101,093,360
	Taiwan's Third Largest Mobile Operator
17,000,000	Taiwan Mobile	62,824,429
	Taiwan's Second Largest Mobile Operator

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value
	> Taiwan—continued
20,120,000	CTCI Corp	$39,971,832
	International Engineering Firm
2,035,000	St. Shine Optical	31,124,567
	World's Leading Disposable Contact Lens Original Equipment Manufacturer
6,607,000	Advantech	27,997,696
	Industrial PC & Components
5,159,713	Simplo Technology	26,226,350
	Battery Packs for Notebook & Tablet PCs
11,200,000	Taiwan Hon Chuan	24,644,221
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
10,520,000	Chroma Ate	23,546,438
	Automatic Test Systems, Testing & Measurement Instruments
5,891,000	Flexium Interconnect	20,876,932
	Flexible Printed Circuit for Mobile Electronics
6,173,000	Lung Yen	19,968,575
	Funeral Services & Columbaria
3,181,000	President Chain Store	17,067,196
	Taiwanese Convenience Chain Store Operator
3,101,000	PC Home	14,473,838
	Taiwanese Internet Retail Company
5,625,135	Tripod Technologies	12,161,109
	Printed Circuit Boards (PCB)
2,577,960	Radiant Opto-Electronics	10,705,050
	LCD Back Light Units & Modules
689,000	Chipbond	1,360,486
	Semiconductor Back-end Packaging Services
		434,042,079
	> Hong Kong 4.7%
6,500,000	Melco Crown Entertainment - ADR (b)(c)	109,460,000
	Macau Casino Operator
22,000,000	Lifestyle International	54,420,953
	Mid- to High-end Department Store Operator in Hong Kong & China
15,625,000	L'Occitane International	49,997,402
	Skin Care & Cosmetics Producer
8,518,000	AAC Technologies	30,203,290
	Miniature Acoustic Components
30,000,000	Sa Sa International	24,911,234
	Cosmetics Retailer
10,000,000	MGM China Holdings	18,418,333
	Macau Casino Operator
12,000,000	Melco International	14,246,925
	Macau Casino Operator
11,473,900	Vitasoy International	11,805,188
	Hong Kong Soy Food Brand
		313,463,325
Number of Shares		Value
	> Singapore 3.9%
22,000,000	Ascendas REIT	$43,052,265
	Industrial Property Landlord
40,000,000	Mapletree Commercial Trust	39,983,726
	Retail & Office Property Landlord
40,000,000	Mapletree Logistics Trust	37,645,680
	Industrial Property Landlord
30,000,000	Mapletree Industrial Trust	33,497,712
	Industrial Property Landlord
20,000,000	CDL Hospitality Trust	30,908,452
	Hotel Owner/Operator
15,000,000	Goodpack Limited	22,697,675
	International Bulk Container Leasing
15,000,000	Olam International (b)	19,267,930
4,695,000	Olam International - Rights (c)(d)	1,111,602
	Agriculture Supply Chain Manager
3,500,000	Singapore Exchange	20,338,826
	Singapore Equity & Derivatives Market Operator
4,772,000	Petra Foods	13,461,904
	Cocoa Processor & Chocolate Manufacturer
		261,965,772
	> Korea 3.2%
623,120	Woongjin Coway	25,347,945
	Household Appliance Rental Service Provider
806,004	iMarketKorea	21,472,051
	Procurement, Distribution of MRO (Maintenance, Repair, Operations) Goods
1,726,000	BS Financial Group	21,401,560
	Regional Bank in Busan (Korea's Second Largest City)
751,390	Hite Jinro (c)	21,331,271
	Beer & Spirits Manufacturer
74,400	KCC	20,792,755
	Paint & Housing Material Manufacturer
14,540	Lotte Chilsung Beverage	20,582,981
	Beverages & Liquor Manufacturer
132,000	Samsung Engineering	20,565,259
	Global Engineering, Procurement & Construction (EPC) Firm
305,540	Kepco Plant Service & Engineering	17,435,434
	Power Plant & Grid Maintenance
624,441	Handsome	17,228,710
	High-end Apparel Company
182,000	Hana Tour Service	10,433,840
	Wholesale Package Tour Provider
660,140	Nexen Tire	9,923,118
	Korean Tire Manufacturer
567,986	Paradise Co	9,189,084
	Korean 'Foreigner Only' Casino Operator
		215,704,008

See accompanying notes to financial statements.

Number of Shares			Value
	> India 2.9%
2,262,300	United Breweries		$38,785,528
	India's Largest Brewer
341,652	Asian Paints		27,828,983
	India's Largest Paint Company
2,765,000	Yes Bank		23,549,408
	Commercial Banking in India
8,945,000	Adani Ports & Special Economic Zone		22,228,970
	Indian West Coast Shipping Port
13,195,000	Redington India		20,998,407
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
5,200,000	Bharti Infratel (c)(e)		18,383,647
	Communication Towers
545,000	Colgate Palmolive India		15,731,036
	Consumer Products in Oral Care
60,000	Bosch		10,503,093
	Automotive Parts
1,600,000	Titan Industries		8,386,444
	Jewlery, Watches, Eyeglasses
95,000	TTK Prestige		5,902,783
	Branded Cooking Equipment
1,650,000	SKIL Ports and Logistics (c)		2,827,761
	Indian Container Port Project
10,823,473	REI Agro		2,113,728
	Basmati Rice Processing
			197,239,788
	> China 2.2%
22,168,300	Digital China		38,335,261
	IT Distribution & Systems Integration Services
24,290,000	Want Want		34,040,150
	Chinese Branded Consumer Food Company
1,000,000	New Oriental Education & Technology - ADR (b)		19,430,000
	Education Service Provider
328,779	51	job - ADR (c)	15,370,418
	Integrated Human Resource Services
200,000,000	RexLot Holdings		15,343,762
	Lottery Equipment Supplier in China
9,306,554	Zhaojin Mining Industry		14,895,917
	Gold Mining & Refining in China
30,000,000	AMVIG Holdings		10,953,638
	Chinese Tobacco Packaging Material Supplier
			148,369,146
	> Indonesia 1.9%
60,516,300	Tower Bersama Infrastructure (c)		35,822,064
	Communications Towers
31,764,600	Archipelago Resources (a)(c)		30,960,001
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
250,000,000	Ace Indonesia		21,383,607
	Home Improvement Retailer
40,047,000	MNC Skyvision (c)		9,972,794
	Largest Satellite Pay TV Operator in Indonesia
Number of Shares		Value
4,326,000	Mayora Indah	$9,010,277
	Consumer Branded Food Manufacturer
38,065,000	Surya Citra Media	8,886,771
	Free to Air TV in Indonesia
12,488,000	Mitra Adiperkasa	8,630,935
	Operator of Department Store & Specialty Retail Stores
6,217,500	Southern Arc Minerals (a)(c)	1,593,910
	Gold & Copper Exploration in Indonesia
		126,260,359
	> Thailand 1.1%
130,000,000	Home Product Center	54,052,147
	Home Improvement Retailer
1,343,600	Siam Makro	19,651,046
	General Merchadise Wholesaler in Thailand
2,680,100	Samui Airport Property Fund	1,471,908
	Thai Airport Operator
		75,175,101
	> Philippines 0.9%
73,221,250	SM Prime Holdings	29,515,107
	Shopping Mall Operator
19,454,700	Manila Water Company	15,194,696
	Water Utility Company in Philippines
7,931,700	Int'l Container Terminal	14,329,326
	Container Handling Terminals & Port Management
		59,039,129
	> Mongolia 0.8%
74,865,700	Mongolian Mining (c)	37,102,183
	Coking Coal Mining in Mongolia
1,049,943	Turquoise Hill Resources (c)	8,022,084
914,678	Turquoise Hill Resources (c)(f)	6,960,699
	Copper Mine Project in Mongolia
		52,084,966
	> Cambodia 0.5%
60,000,000	Nagacorp	36,656,769
	Casino/Entertainment Complex in Cambodia
		36,656,769
Asia: Total		2,997,755,282
Europe 30.2%
	> United Kingdom 6.2%
935,000	Intertek Group	47,494,916
	Testing, Inspection, Certification Services
3,254,000	JLT Group	42,140,366
	International Business Insurance Broker
8,785,000	BBA Aviation	32,058,608
	Aviation Support Services
See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value
	> United Kingdom—continued
3,789,000	Domino's Pizza UK & Ireland	$30,930,846
	Pizza Delivery in UK, Ireland & Germany
819,974	Spirax Sarco	30,702,717
	Steam Systems for Manufacturing & Process Industries
6,960,000	Elementis	26,574,986
	Clay-based Additives
2,321,211	WH Smith	25,404,201
	Newsprint, Books & General Stationery Retailer
875,000	Aggreko	24,971,247
	Temporary Power & Temperature Control Services
998,000	Rightmove	23,462,631
	Internet Real Estate Listings
3,486,700	Abcam	21,820,443
	Online Sales of Antibodies
485,000	Asos (c)	21,392,481
	Internet-based Retailer to Hipsters Up to Age 35
2,843,000	Greggs	21,208,037
	Bakery
1,761,742	Smith and Nephew	19,474,113
	Medical Equipment & Supplies
1,773,408	Shaftesbury	16,313,883
	London Prime Retail REIT
4,163,948	PureCircle (b)(c)	16,030,976
	Natural Sweeteners
382,581	Tullow Oil	7,975,826
	Oil & Gas Producer
1,403,932	Premier Oil (c)	7,768,633
	Oil & Gas Producer in Europe, Pakistan & Asia
63,577	Rotork	2,653,925
	Valve Actuators for Oil & Water Pipelines
2,272,000	Sterling Resources (b)(c)	1,713,079
	Oil & Gas Exploration - Europe
		420,091,914
	> Netherlands 4.0%
2,915,700	Aalberts Industries	61,043,309
	Flow Control & Heat Treatment
2,114,073	Imtech	49,103,626
	Technical Installation & Maintenance
1,574,145	UNIT4 (a)	47,517,926
	Business Software Development
1,252,514	Arcadis	29,738,991
	Engineering Consultants
1,118,268	TKH Group	28,945,194
	Dutch Industrial Conglomerate
368,000	Fugro	21,836,326
	Subsea Oilfield Services
266,124	Vopak	18,811,675
	World's Largest Operator of Petroleum & Chemical Storage Terminals
143,395	Core Labs	15,674,508
	Oil & Gas Reservoir Consulting
		272,671,555
Number of Shares		Value
	> Germany 3.8%
2,000,000	Wirecard	$49,374,898
	Online Payment Processing & Risk Management
148,295	Rational	42,837,140
	Commercial Ovens
1,050,000	NORMA Group	29,104,915
	Clamps for Automotive & Industrial Applications
285,000	Dürr	25,538,317
	Automotive Plant Engineering & Associated Capital Equipment
200,000	Pfeiffer Vacuum	24,372,438
	Vacuum Pumps
1,865,000	TAG Immobilien (b)	23,373,920
	Owner of Residential Properties in Germany
625,000	CTS Eventim	22,022,711
	Event Ticket Sales
165,400	Bertrandt	16,606,222
	Outsourced Engineering
333,000	Elringklinger	11,294,005
	Automobile Components
338,886	Deutsche Beteiligungs	8,750,900
	Private Equity Investment Management
		253,275,466
	> Switzerland 3.7%
282,000	Partners Group	65,192,651
	Private Markets Asset Management
255,000	Geberit (c)	56,527,204
	Plumbing Supplies
408,000	Dufry Group (c)	53,950,668
	Operates Airport Duty Free & Duty Paid Shops
15,500	Sika	35,850,662
	Chemicals for Construction & Industrial Applications
170,000	Kuehne & Nagel	20,495,059
	Freight Forwarding/Logistics
380,000	Zehnder	18,375,117
	Radiators & Heat Recovery Ventilation Systems
		250,391,361
	> France 3.7%
553,000	Eurofins Scientific	89,954,447
	Food, Pharmaceuticals & Materials Screening & Testing
729,700	Gemalto	65,866,252
	Digital Security Solutions
770,000	Neopost (b)	40,834,470
	Postage Meter Machines
308,400	Norbert Dentressangle	23,793,407
	Leading European Logistics & Transport Group
971,800	Saft	22,870,175
	Niche Battery Manufacturer
1,831,204	Hi-Media (b)(c)	5,042,671
	Online Advertiser in Europe
		248,361,422

See accompanying notes to financial statements.

Number of Shares		Value
	> Sweden 2.5%
3,957,522	Hexagon	$100,078,760
	Design, Measurement & Visualization Software & Equipment
4,150,024	Sweco (a)	46,585,386
	Engineering Consultants
666,777	Unibet	21,346,699
	European Online Gaming Operator
		168,010,845
	> Italy 1.3%
3,245,000	Pirelli (b)	37,387,904
	Global Tire Supplier
8,501,000	Geox	24,672,810
	Apparel & Shoe Maker
168,200	Tod's (b)	21,356,306
	Leather Shoes & Bags
4,842,819	CIR	5,105,689
	Italian Holding Company
		88,522,709
	> Denmark 1.1%
168,042	SimCorp	37,578,523
	Software for Investment Managers
1,049,800	Novozymes	29,800,291
	Industrial Enzymes
207,968	Solar	9,523,454
	Technical Wholesaler of Electrical, Plumbing & HVAC Equipment
		76,902,268
	> Finland 0.6%
401,000	Vacon	21,277,871
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
1,168,630	Stockmann	20,990,713
	Department Store & Fashion Retailer in Scandinavia & Russia
		42,268,584
	> Kazakhstan 0.6%
5,143,000	Halyk Savings Bank of Kazakhstan - GDR (c)	42,172,600
	Largest Retail Bank & Insurer in Kazakhstan
		42,172,600
	> Norway 0.5%
3,281,864	Atea	35,112,424
	Leading Nordic IT Hardware/ Software Reseller & Installation Company
		35,112,424
	> Iceland 0.5%
28,312,499	Marel (g)	22,314,448
7,670,000	Marel (g)	8,456,254
	Largest Manufacturer of Poultry & Fish Processing Equipment
		30,770,702
Number of Shares		Value
	> Czech Republic 0.4%
130,682	Komercni Banka	$27,625,776
	Leading Czech Universal Bank
		27,625,776
	> Belgium 0.4%
438,880	EVS Broadcast Equipment	25,805,303
	Digital Live Mobile Production Software & Systems
		25,805,303
	> Russia 0.4%
1,167,000	Yandex (c)	25,172,190
	Search Engine for Russian & Turkish Languages
		25,172,190
	> Portugal 0.4%
8,635,000	Redes Energéticas Nacionais	23,422,428
	Portuguese Power Transmission & Gas Transportation
		23,422,428
	> Turkey 0.1%
543,494	Bizim Toptan	8,492,943
	Cash & Carry Stores in Turkey
		8,492,943
Europe: Total		2,039,070,490
Other Countries 17.1%
	> South Africa 4.6%
1,170,188	Naspers	75,583,404
	Media in Africa, China, Russia & Other Emerging Markets
11,920,964	Coronation Fund Managers	55,812,561
	South African Fund Manager
2,230,504	Massmart Holdings	50,571,401
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
19,098,300	Rand Merchant Insurance	46,833,805
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
2,644,083	Mr. Price	43,820,805
	South African Retailer of Apparel, Household & Sporting Goods
8,679,940	Northam Platinum	39,288,328
	Platinum Mining in South Africa
		311,910,304
	> Australia 4.3%
52,500,000	Commonwealth Property Office Fund	55,930,038
	Australia Prime Office REIT
15,000,000	Challenger Financial	55,891,572
	Largest Annuity Provider
498,560	Cochlear	41,330,407
	Cochlear Implants
3,557,000	UGL	40,604,617
	Engineering & Facilities Management
7,059,010	IAG	34,768,051
	General Insurance Provider

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value
	> Australia—continued
2,500,000	Domino's Pizza Enterprises	$27,403,603
	Domino's Pizza Operator in Australia/New Zealand & France/Benelux
5,640,000	SAI Global	25,056,754
	Publishing, Certification, Compliance Services
1,840,985	Regis Resources (c)	9,879,539
	Gold Mining in Australia
		290,864,581
	> Canada 4.1%
1,403,772	CCL Industries	60,669,708
	Leading Global Label Manufacturer
1,084,597	ShawCor	42,513,760
	Oil & Gas Pipeline Products
3,047,000	CAE (b)	30,846,778
	Flight Simulator Equipment & Training Centers
653,200	Onex Capital	27,495,208
	Private Equity
582,942	AG Growth (b)	18,378,467
	Leading Manufacturer of Augers & Grain Handling Equipment
709,576	Black Diamond Group	14,302,804
	Provides Accommodations/ Equipment for Oil Sands Development
1,921,379	Horizon North Logistics	13,270,206
	Provides Diversified Oil Service Offering in Northern Canada
984,500	Alliance Grain Traders (b)	12,926,078
	Global Leader in Pulse Processing & Distribution
454,000	Celtic Exploration (c)	11,999,256
	Canadian Oil & Gas Producer
263,857	Baytex (b)	11,371,820
	Oil & Gas Producer in Canada
1,142,377	DeeThree Exploration (c)	7,476,500
1,130,000	DeeThree Exploration (c)(h)	7,358,519
	Canadian Oil & Gas Producer
1,611,000	Americas Petrogas (c)	4,858,751
	Oil & Gas Exploration in Argentina, Potash in Peru
1,607,306	Pan Orient (c)	4,734,499
	Asian Oil & Gas Explorer
450,000	Athabasca Oil Sands (c)	4,727,556
	Oil Sands & Unconventional Oil Development
332,700	Crew Energy (c)	2,170,728
	Canadian Oil & Gas Producer
		275,100,638
	> United States 3.1%
928,000	BioMarin Pharmaceutical (c)	45,704,000
	Biotech Focused on Orphan Diseases
952,080	Atwood Oceanics (c)	43,595,743
	Offshore Drilling Contractor
1,272,297	Textainer Group Holdings (b)	40,026,463
	Top International Container Leasor
601,213	FMC Technologies (c)	25,749,953
	Oil & Gas Well Head Manufacturer
Number of Shares		Value
428,228	World Fuel Services	$17,630,147
	Global Fuel Broker
548,900	Rowan (c)	17,164,103
	Contract Offshore Driller
439,500	Hornbeck Offshore (c)	15,092,430
	Supply Vessel Operator in US Gulf of Mexico
		204,962,839
	> Israel 0.7%
3,145,527	Israel Chemicals	37,882,033
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
625,000	Caesarstone (c)	10,093,750
	Quartz Countertops
		47,975,783
	> New Zealand 0.3%
10,879,000	Telecom NZ	20,591,900
	Primary Telecom Operator
		20,591,900
Other Countries: Total		1,151,406,045
Latin America 5.3%
	> Brazil 2.8%
3,700,000	Localiza Rent A Car	67,765,568
	Car Rental
1,800,000	Mills Estruturas e Servicos de Engenharia	29,890,110
	Civil Engineering & Construction
1,200,000	Multiplus	27,967,765
	Loyalty Program Operator in Brazil
5,000,000	Odontoprev	26,202,686
	Dental Insurance
1,800,000	Arcos Dorados (b)	21,528,000
	McDonald's Master Franchise for Latin America
17,793,303	Beadell Resources (c)	18,384,027
	Gold Mining in Brazil
		191,738,156
	> Mexico 1.5%
600,000	Grupo Aeroportuario del Sureste - ADR	68,400,000
	Mexican Airport Operator
11,945,000	Genomma Lab International (c)	24,543,698
	Develops, Markets & Distributes Consumer Products
1,728,500	Herdez	5,314,018
	Processed Foods Producer & Distributor
		98,257,716
	> Guatemala 0.4%
1,434,600	Tahoe Resources (c)	26,248,839
	Silver Project in Guatemala
		26,248,839
	> Chile 0.4%
12,956,011	Viña Concha y Toro	25,237,904
	Global Branded Wine Manufacturer
		25,237,904

See accompanying notes to financial statements.

Number of Shares		Value
	> Uruguay 0.2%
1,306,818	Union Agriculture Group (c)(d)(h)	$13,381,816
	Farmland Operator in Uruguay
		13,381,816
	> Argentina —%
7,425,000	Madalena Ventures (c)	2,873,856
	Oil & Gas Exploration in Argentina
		2,873,856
	> Colombia —%
785,077	Canacol (c)	2,517,740
	Oil Producer in South America
19,893,109	Gulf United Energy (c)	155,166
	Prospecting for Oil Alongside Large Producers in Colombia
		2,672,906
Latin America: Total		360,411,193
Total Equities: 97.1% (Cost: $4,951,432,379)		6,548,643,010	(i)
Short-Term Investments: 2.7%
180,857,939	J.P. Morgan U.S. Government Money Market Fund - Capital Shares (7 day yield of 0.01%)	180,857,939
Total Short-Term Investments: 2.7% (Cost: $180,857,939)		180,857,939
Number of Shares		Value
Securities Lending Collateral 1.9%
131,072,367	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (j)	$131,072,367
Total Securities Lending Collateral: (Cost: $131,072,367)		131,072,367
Total Investments: 101.7% (Cost: $5,263,362,685)(k)		6,860,573,316
Obligation to Return Collateral for Securities Loaned: (1.9)%		(131,072,367)
Cash and Other Assets Less Liabilities: 0.2%		14,296,657
Net Assets: 100.0%		$6,743,797,606

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

REIT - Real Estate Investment Trust

> Notes to Statement of Investments

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/12	Value	Dividend
Archipelago Resources	29,063,787	2,700,813	-	31,764,600	$30,960,001	$-
DeeThree Exploration (1)	4,061,377	-	1,789,000	2,272,377	14,835,019	-
Gulf United Energy (1)	22,525,000	-	2,631,891	19,893,109	155,166	-
Koninklijke TenCate (1)	1,371,573	53,685	1,425,258	-	-	1,476,185
Southern Arc Minerals	6,217,500	-	-	6,217,500	1,593,910	-
Sweco	4,150,024	-	-	4,150,024	46,585,386	1,845,111
UNIT4	1,591,702	-	17,557	1,574,145	47,517,926	796,615
United Drug (1)	9,074,112	-	9,074,112	-	-	196,099
Wacom	23,790	1,404	3,694	21,500	56,604,038	807,532
Workspace Group (1)	8,000,000	-	8,000,000	-	-	359,171
Total of Affiliated Transactions	86,078,865	2,755,902	22,941,512	65,893,255	$198,251,446	$5,480,713

(1) At December 31, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2012, was $112,040,756 and $183,261,261, respectively. Investments in affiliated companies represented 2.72% of the Fund's total net assets at December 31, 2012.

(b)  All or a portion of this security was on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $125,494,564.

(c)  Non-income producing security.

(d)  Illiquid security.

(e)  A portion of this security is to be delivered on a delayed basis.

(f)  Security is traded on a U.S. exchange.

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

> Notes to Statement of Investments

(g)  The common stock equity holdings of Marel are stated separately on the Statements of Investments due to the application of the onshore or offshore foreign currency exchange rate. The appropriate exchange rate is applied to each purchased security lot based on the applicable registration obtained from Marel's regulatory governing body, the Icelandic Central Bank.

(h)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2012, the market value of these securities amounted to $20,740,335, which represented 0.31% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,306,818	$15,000,000	$13,381,816
DeeThree Exploration	9/7/10	1,130,000	2,950,812	7,358,519
			$17,950,812	$20,740,335

(i)  On December 31, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$1,077,754,840	16.0
Euro	938,652,959	13.9
United States Dollar	553,873,590	8.2
British Pound	452,166,597	6.7
Taiwan Dollar	434,042,080	6.4
Hong Kong Dollar	391,331,005	5.8
Other currencies less than 5% of total net assets	2,700,821,939	40.1
Total Equities	$6,548,643,010	97.1

(j)  Investment made with cash collateral received from securities lending activity.

(k)  At December 31, 2012, for federal income tax purposes, the cost of investments was $5,426,082,628 and net unrealized appreciation was $1,434,490,688 consisting of gross unrealized appreciation of $1,728,170,866 and gross unrealized depreciation of $293,680,178.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

> Notes to Statement of Investments

The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$160,837,111	$2,836,918,171	$-	$2,997,755,282
Europe	42,559,777	1,996,510,713	-	2,039,070,490
Other Countries	482,798,708	668,607,337	-	1,151,406,045
Latin America	328,645,350	18,384,027	13,381,816	360,411,193
Total Equities	1,014,840,946	5,520,420,248	13,381,816	6,548,643,010
Total Short-Term Investments	180,857,939	-	-	180,857,939
Total Securities Lending Collateral	131,072,367	-	-	131,072,367
Total Investments	$1,326,771,252	$5,520,420,248	$13,381,816	$6,860,573,316

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$15,784,552	$-	$-	$15,784,552

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions no longer apply.

  The fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification

At December 31, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$610,132,159	9.0
Machinery	391,421,832	5.8
Industrial Materials & Specialty Chemicals	379,195,160	5.6
Construction	146,954,404	2.2
Conglomerates	95,094,193	1.4
Electrical Components	89,836,544	1.3
Industrial Distribution	54,063,689	0.8
Outsourcing Services	34,041,656	0.5
	1,800,739,637	26.6
> Consumer Goods & Services
Retail	430,388,693	6.4
Food & Beverage	288,797,260	4.3
Casinos & Gaming	224,661,571	3.3
Nondurables	156,567,113	2.3
Other Consumer Services	115,107,890	1.7
Consumer Goods Distribution	80,070,730	1.2
Other Durable Goods	78,450,790	1.2
Travel	78,199,408	1.2
Apparel	62,892,232	0.9
Restaurants	58,334,450	0.9
Educational Services	38,282,223	0.6
Other Entertainment	22,022,712	0.3
Furniture & Textiles	10,093,750	0.1
	1,643,868,822	24.4
> Information
Computer Hardware & Related Equipment	255,569,089	3.8
Mobile Communications	234,470,818	3.5
Business Software	185,175,209	2.7
Internet Related	124,218,225	1.8
Financial Processors	69,713,724	1.0
Instrumentation	67,908,828	1.0
Computer Services	51,830,841	0.8
Semiconductors & Related Equipment	42,879,782	0.6
Electronics Distribution	38,335,261	0.6
CATV	37,986,380	0.6
Telephone & Data Services	20,591,900	0.3
Satellite Broadcasting & Services	9,972,794	0.2
TV Broadcasting	8,886,770	0.1
Advertising	5,042,671	0.1
	1,152,582,292	17.1
	Value	Percentage of Net Assets
> Other Industries
Real Estate	$443,208,704	6.6
Transportation	135,865,184	2.0
Regulated Utilities	38,617,124	0.6
	617,691,012	9.2
> Finance
Insurance	219,319,501	3.3
Banks	168,103,945	2.5
Brokerage & Money Management	129,756,113	1.9
Finance Companies	67,521,672	1.0
	584,701,231	8.7
> Energy & Minerals
Mining	209,010,035	3.1
Oil Services	193,525,324	2.9
Oil & Gas Producers	77,701,929	1.1
Agricultural Commodities	26,307,895	0.4
Oil Refining, Marketing & Distribution	18,811,675	0.3
	525,356,858	7.8
> Health Care
Medical Equipment & Devices	90,269,171	1.3
Medical Supplies	52,945,010	0.8
Biotechnology & Drug Delivery	45,704,000	0.7
Health Care Services	34,784,977	0.5
	223,703,158	3.3
Total Equities:	6,548,643,010	97.1
Short-Term Investments:	180,857,939	2.7
Securities Lending Collateral:	131,072,367	1.9
Total Investments:	6,860,573,316	101.7
Obligation to Return Collateral for Securities Loaned:	(131,072,367)	(1.9)
Cash and Other Assets Less Liabilities:	14,296,657	0.2
Net Assets:	$6,743,797,606	100.0

See accompanying notes to financial statements.

Columbia Acorn USA Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/12	12/31/12
Purchases
Information
Exa	31,804	270,337
Liquidity Services	0	81,000
RealPage	0	125,442
Semtech	0	130,000
Industrial Goods & Services
Dorman Products	0	97,000
Drew Industries	496,000	539,000
Forward Air	109,000	207,000
Generac	155,000	183,963
Polyone	0	180,000
Thermon	0	260,000
Consumer Goods & Services
Boulder Brands Inc	0	149,000
Casey's General Stores	0	63,000
Choice Hotels	75,000	173,000
Ryman Hospitality Properties	849,700	997,722
Finance
CAI International	415,208	542,055
SEI Investments	0	139,000
Health Care
Sarepta Therapeutics	0	179,000
Techne	53,000	96,000
Other Industries
EdR	783,000	1,084,800
Energy & Minerals
Chart Industries	0	27,050
	Number of Shares
	9/30/12	12/31/12
Sales
Information
Ansys	375,000	329,000
Atmel	1,958,000	1,307,000
Concur Technologies	243,000	196,000
Micros Systems	698,000	633,000
SABA	337,000	25,050
Syntel	97,000	87,000
WMS Industries	167,000	83,500
Industrial Goods & Services
Acorn Energy	600,919	542,836
Ametek	1,264,000	1,082,000
Clean Harbors	50,000	0
GrafTech International	413,634	0
Oshkosh Corporation	146,000	76,000
TrueBlue	240,000	0
Consumer Goods & Services
Deckers Outdoor	73,000	0
Herman Miller	148,000	78,000
lululemon athletica	565,000	522,000
Pool	429,000	393,000
Skullcandy	230,000	213,494
Teavana	120,000	0
Vail Resorts	64,000	32,000
Warnaco Group	222,000	0
Finance
City National	211,000	190,000
Eaton Vance	306,500	203,500
Pacific Continental Bank	217,117	0
Health Care
Alexion Pharmaceuticals	75,000	63,000
Auxilium Pharmaceuticals	421,000	103,527
BioMarin Pharmaceutical	415,000	381,000
Hill-Rom Holdings	268,000	0
Isis Pharmaceuticals	643,000	0
Other Industries
Dupont Fabros Technology	625,000	499,100
Energy & Minerals
Hornbeck Offshore	125,000	0
Rosetta Resources	129,000	93,000
SM Energy	133,000	99,000

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, December 31, 2012

Number of Shares		Value
		Equities: 99.1%
Information 29.2%
	> Business Software 7.6%
910,000	Informatica (a)	$27,591,200
	Enterprise Data Integration Software
633,000	Micros Systems (a)	26,864,520
	Information Systems for Hotels, Restaurants & Retailers
329,000	Ansys (a)	22,154,860
	Simulation Software for Engineers & Designers
197,000	NetSuite (a)	13,258,100
	End-to-end IT Systems Solutions Delivered Over the Web
196,000	Concur Technologies (a)	13,233,920
	Web Enabled Cost & Expense Management Software
290,000	SPS Commerce (a)	10,808,300
	Supply Chain Management Software Delivered via the Web
125,442	RealPage (a)(b)	2,705,784
	Software for Managing Rental Properties Delivered Via the Web
270,337	Exa (a)	2,630,379
	Simulation Software
400,000	Velti (a)(b)	1,800,000
	Mobile Marketing Software Platform
25,050	SABA (a)	218,937
	Learning Management Systems
		121,266,000
	> Instrumentation 4.9%
525,000	IPG Photonics (b)	34,991,250
	Fiber Lasers
180,000	Mettler-Toledo International (a)	34,794,000
	Laboratory Equipment
151,000	Trimble Navigation (a)	9,026,780
	GPS-based Instruments
		78,812,030
	> Semiconductors & Related Equipment 3.9%
690,000	Microsemi (a)	14,517,600
	Analog/Mixed Signal Semiconductors
262,000	Ultratech (a)	9,772,600
	Semiconductor Equipment
1,307,000	Atmel (a)	8,560,850
	Microcontrollers, Radio Frequency & Memory Semiconductors
366,000	Monolithic Power Systems	8,154,480
	High Performance Analog & Mixed Signal Integrated Circuits
961,000	ON Semiconductor (a)	6,775,050
	Mixed Signal & Power Management Semiconductors
1,075,000	TriQuint Semiconductor (a)	5,203,000
	Radio Frequency Semiconductors
130,000	Semtech (a)	3,763,500
	Analog Semiconductors
390,000	Pericom Semiconductor (a)	3,131,700
	Interface Integrated Circuits & Frequency Control Products
Number of Shares		Value
50,000	Hittite Microwave (a)	$3,105,000
	Radio Frequency, Microwave & Millimeterwave Semiconductors
		62,983,780
	> Telephone & Data Services 2.5%
1,457,000	tw telecom (a)	37,109,790
	Fiber Optic Telephone/Data Services
400,000	Boingo Wireless (a)(b)	3,020,000
	Wholesale & Retail WiFi Networks
		40,129,790
	> Computer Hardware & Related Equipment 2.1%
1,317,000	II-VI (a)	24,061,590
	Laser Optics & Specialty Materials
160,000	Nice Systems - ADR (Israel) (a)	5,356,800
	Audio & Video Recording Solutions
97,000	Netgear (a)	3,823,740
	Networking Products for Small Business & Home
4,558	Rogers (a)	226,350
	Printed Circuit Materials & High-performance Foams
		33,468,480
	> Computer Services 2.1%
556,000	ExlService Holdings (a)	14,734,000
	Business Process Outsourcing
87,000	Syntel	4,662,330
	Offshore IT Services
359,000	WNS - ADR (India) (a)	3,740,780
	Offshore BPO (Business Process Outsourcing) Services
776,766	Hackett Group	3,324,559
	IT Integration & Best Practice Research
640,000	RCM Technologies (c)	3,232,000
	Technology & Engineering Services
192,000	Virtusa (a)	3,154,560
	Offshore IT Outsourcing
		32,848,229
	> Gaming Equipment & Services 1.9%
660,000	Bally Technologies (a)	29,508,600
	Slot Machines & Software
83,500	WMS Industries (a)	1,461,250
	Slot Machine Provider
		30,969,850
	> Telecommunications Equipment 1.7%
813,000	Ixia (a)	13,804,740
	Telecom Network Test Equipment
732,000	Finisar (a)	11,931,600
	Optical Subsystems & Components
323,278	Infinera (a)(b)	1,878,245
	Optical Networking Equipment
		27,614,585
	> Mobile Communications 1.3%
300,000	SBA Communications (a)	21,306,000
	Communications Towers
		21,306,000

See accompanying notes to financial statements.

Number of Shares		Value
	> Financial Processors 0.7%
153,000	Global Payments	$6,930,900
	Credit Card Processor
81,000	Liquidity Services (a)	3,309,660
	E-Auctions for Surplus & Salvage Goods
		10,240,560
	> Contract Manufacturing 0.4%
236,000	Plexus (a)	6,088,800
	Electronic Manufacturing Services
		6,088,800
	> TV Broadcasting 0.1%
875,000	Entravision Communications	1,452,500
	Spanish Language TV & Radio Stations
		1,452,500
Information: Total		467,180,604
Industrial Goods & Services 18.3%
	> Machinery 14.5%
747,200	Nordson	47,163,264
	Dispensing Systems for Adhesives & Coatings
1,082,000	Ametek	40,650,740
	Aerospace/Industrial Instruments
835,000	ESCO Technologies	31,237,350
	Automatic Electric Meter Readers
890,000	Donaldson	29,227,600
	Industrial Air Filtration
631,000	HEICO	20,179,380
	FAA Approved Aircraft Replacement Parts
436,000	Moog (a)	17,889,080
	Motion Control Products for Aerospace, Defense & Industrial Markets
260,000	Toro	11,174,800
	Turf Maintenance Equipment
227,000	Polypore International (a)(b)	10,555,500
	Battery Separators & Filtration Media
204,000	Kennametal	8,160,000
	Consumable Cutting Tools
183,963	Generac	6,311,771
	Standby Power Generators
97,000	Dorman Products	3,427,980
	Aftermarket Auto Parts Distributor
26,000	Middleby (a)	3,333,460
	Manufacturer of Cooking Equipment
76,000	Oshkosh Corporation (a)	2,253,400
	Specialty Truck Manufacturer
		231,564,325
	> Industrial Materials & Specialty Chemicals 1.3%
539,000	Drew Industries	17,382,750
	RV & Manufactured Home Components
180,000	Polyone	3,675,600
	Intermediate Stage Chemicals Producer
		21,058,350
Number of Shares		Value
	> Electrical Components 1.3%
209,000	Acuity Brands	$14,155,570
	Commercial Lighting Fixtures
260,000	Thermon (a)	5,857,800
	Global Engineered Thermal Solutions
		20,013,370
	> Other Industrial Services 0.7%
207,000	Forward Air	7,247,070
	Freight Transportation Between Airports
542,836	Acorn Energy (b)	4,239,549
	Frac Well Exploration/Monitoring Device, Sonar Security, Electric Grid Monitoring
		11,486,619
	> Construction 0.3%
180,000	Fortune Brands Home & Security (a)	5,259,600
	Home Building Supplies & Small Locks
		5,259,600
	> Waste Management 0.2%
90,000	Waste Connections	3,041,100
	Solid Waste Management
		3,041,100
Industrial Goods & Services: Total		292,423,364
Consumer Goods & Services 17.4%
	> Retail 6.2%
522,000	lululemon athletica (a)	39,792,060
	Premium Active Apparel Retailer
468,500	Abercrombie & Fitch	22,473,945
	Teen Apparel Retailer
805,000	Pier 1 Imports	16,100,000
	Home Furnishing Retailer
356,000	Shutterfly (a)	10,633,720
	Internet Photo-centric Retailer
715,000	Saks (a)(b)	7,514,650
	Luxury Department Store Retailer
63,000	Casey's General Stores	3,345,300
	Owner/Operator of Convenience Stores
		99,859,675
	> Travel 5.4%
997,722	Ryman Hospitality Properties	38,372,388
	Convention Hotels
1,300,950	Avis Budget Group (a)	25,784,829
	Second Largest Car Rental Company
675,000	Hertz (a)	10,982,250
	Largest US Rental Car Operator
173,000	Choice Hotels	5,816,260
	Franchisor of Budget Hotel Brands
140,000	HomeAway (a)(b)	3,080,000
	Vacation Rental Online Marketplace
32,000	Vail Resorts	1,730,880
	Ski Resort Operator & Developer
		85,766,607

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value
	> Furniture & Textiles 1.9%
880,000	Knoll	$13,516,800
	Office Furniture
756,000	Interface	12,156,480
	Modular Carpet
200,000	Caesarstone (Israel) (a)	3,230,000
	Quartz Countertops
78,000	Herman Miller	1,670,760
	Office Furniture
		30,574,040
	> Consumer Goods Distribution 1.0%
393,000	Pool	16,631,760
	Distributor of Swimming Pool Supplies & Equipment
		16,631,760
	> Other Consumer Services 0.7%
233,000	Lifetime Fitness (a)	11,465,930
	Sport & Fitness Club Operator
		11,465,930
	> Casinos & Gaming 0.7%
698,000	Pinnacle Entertainment (a)	11,049,340
	Regional Casino Operator
		11,049,340
	> Other Durable Goods 0.7%
206,000	Cavco Industries (a)	10,295,880
	Manufactured Homes
		10,295,880
	> Nondurables 0.6%
262,000	Helen of Troy (a)	8,748,180
	Personal Care, Housewares, Healthcare & Home Environment Products
		8,748,180
	> Food & Beverage 0.1%
149,000	Boulder Brands Inc (a)	1,922,100
	Healthy Food Products
		1,922,100
	> Leisure Products 0.1%
213,494	Skullcandy (a)(b)	1,663,118
	Lifestyle Branded Headphones
		1,663,118
	> Educational Services —%
37,350	ITT Educational Services (a)	646,529
	Postsecondary Degree Services
		646,529
Consumer Goods & Services: Total		278,623,159
Finance 13.4%
	> Banks 7.0%
833,000	MB Financial	16,451,750
	Chicago Bank
1,053,000	Associated Banc-Corp	13,815,360
	Midwest Bank
431,597	Lakeland Financial	11,152,466
	Indiana Bank
170,000	SVB Financial Group (a)	9,514,900
	Bank to Venture Capitalists
Number of Shares		Value
190,000	City National	$9,408,800
	Bank & Asset Manager
251,000	Hancock Holding	7,966,740
	Gulf Coast Bank
1,478,200	First Busey	6,873,630
	Illinois Bank
535,000	TCF Financial	6,500,250
	Great Lakes Bank
641,750	Valley National Bancorp (b)	5,968,275
	New Jersey/New York Bank
834,000	First Commonwealth	5,687,880
	Western Pennsylvania Bank
242,000	Eagle Bancorp (a)	4,832,740
	Metro D.C. Bank
764,000	TrustCo Bank	4,033,920
	New York State Bank
178,826	Sandy Spring Bancorp	3,472,801
	Baltimore, D.C. Bank
210,000	CVB Financial	2,184,000
	Inland Empire Business Bank
851,247	Guaranty Bancorp (a)	1,659,932
	Colorado Bank
105,700	Hudson Valley	1,645,749
	Metro New York City Bank
90,000	TriCo Bancshares	1,507,500
	California Central Valley Bank
		112,676,693
	> Finance Companies 4.1%
315,000	World Acceptance (a)	23,486,400
	Personal Loans
389,000	Textainer Group Holdings	12,237,940
	Top International Container Leasor
542,055	CAI International (a)	11,898,107
	International Container Leasing
346,000	McGrath Rentcorp	10,040,920
	Temporary Space & IT Rentals
357,861	H & E Equipment Services	5,392,966
	Heavy Equipment Leasing
100,000	Marlin Business Services	2,006,000
	Small Equipment Leasing
32,071	Regional Management (a)(b)	530,775
	Consumer Loans
		65,593,108
	> Savings & Loans 1.2%
602,487	ViewPoint Financial	12,616,078
	Texas Thrift
144,000	Berkshire Hills Bancorp	3,435,840
	Northeast Thrift
173,073	Simplicity Bancorp	2,587,441
	Los Angeles Savings & Loan
		18,639,359
	> Brokerage & Money Management 0.6%
203,500	Eaton Vance	6,481,475
	Specialty Mutual Funds
139,000	SEI Investments	3,244,260
	Mutual Fund Administration & Investment Management
		9,725,735

See accompanying notes to financial statements.

Number of Shares		Value
	> Insurance 0.5%
39,000	Enstar Group (a)	$4,367,220
	Insurance/Reinsurance & Related Services
50,000	Allied World Holdings	3,940,000
	Commerical Lines Insurance/Reinsurance
		8,307,220
Finance: Total		214,942,115
Health Care 9.2%
	> Biotechnology & Drug Delivery 5.6%
381,000	BioMarin Pharmaceutical (a)	18,764,250
	Biotech Focused on Orphan Diseases
696,000	Seattle Genetics (a)(b)	16,147,200
	Antibody-based Therapies for Cancer
1,196,450	NPS Pharmaceuticals (a)	10,887,695
	Orphan Drugs & Healthy Royalties
197,000	Synageva Biopharma (a)	9,119,130
	Biotech Focused on Orphan Diseases
466,000	ARIAD Pharmaceuticals (a)	8,937,880
	Biotech Focused on Cancer
100,000	Onyx Pharmaceuticals (a)	7,553,000
	Commercial-stage Biotech Focused on Cancer
63,000	Alexion Pharmaceuticals (a)	5,910,030
	Biotech Focused on Orphan Diseases
179,000	Sarepta Therapeutics (a)(b)	4,618,200
	Biotech Focused On Rare Diseases
400,000	InterMune (a)(b)	3,876,000
	Drugs for Pulmonary Fibrosis & Hepatitis C
103,527	Auxilium Pharmaceuticals (a)	1,918,355
	Biotech Focused on Niche Disease Areas
259,000	Raptor Pharmaceutical (a)(b)	1,515,150
	Orphan Drug Company
815,900	Chelsea Therapeutics International (a)(b)	620,084
	Biotech Focused on Rare Diseases
18,181	Metabolex (a)(d)(e)	3,636
	Diabetes Drug Development
		89,870,610
	> Medical Supplies 1.7%
587,600	Cepheid (a)	19,866,756
	Molecular Diagnostics
96,000	Techne	6,560,640
	Cytokines, Antibodies & Other Reagents for Life Science
		26,427,396
	> Medical Equipment & Devices 1.0%
246,012	Sirona Dental Systems (a)	15,857,934
	Manufacturer of Dental Equipment
		15,857,934
	> Pharmaceuticals 0.5%
642,000	Akorn (a)	8,577,120
	Develops, Manufactures & Sells Specialty Generic Drugs
133,180	Alimera Sciences (a)	209,093
	Ophthalmology-focused Pharmaceutical Company
		8,786,213
Number of Shares		Value
	> Health Care Services 0.4%
664,900	Health Management Associates (a)	$6,196,868
	Non-urban Hospitals
		6,196,868
Health Care: Total		147,139,021
Other Industries 7.4%
	> Real Estate 6.3%
915,000	Extra Space Storage	33,296,850
	Self Storage Facilities
499,100	Dupont Fabros Technology	12,058,256
	Technology-focused Office Buildings
1,084,800	EdR	11,542,272
	Student Housing
561,200	Biomed Realty Trust	10,847,996
	Life Science-focused Office Buildings
540,000	Associated Estates Realty	8,704,800
	Multifamily Properties
1,380,000	Kite Realty Group	7,714,200
	Community Shopping Centers
958,000	DCT Industrial Trust	6,217,420
	Industrial Properties
100,000	Post Properties	4,995,000
	Multifamily Properties
200,000	St. Joe (a)(b)	4,616,000
	Florida Panhandle Landowner
		99,992,794
	> Transportation 1.1%
515,091	Rush Enterprises, Class A (a)	10,646,931
115,000	Rush Enterprises, Class B (a)	1,990,650
	Truck Sales & Service
128,000	World Fuel Services	5,269,760
	Global Fuel Broker
		17,907,341
Other Industries: Total		117,900,135
Energy & Minerals 4.2%
	> Oil Services 2.2%
725,000	Atwood Oceanics (a)	33,197,750
	Offshore Drilling Contractor
27,050	Chart Industries (a)	1,803,423
	Manufacturer of Natural Gas Processing/Storage Equipment
		35,001,173
	> Oil & Gas Producers 1.3%
182,000	PDC Energy (a)	6,044,220
	Oil & Gas Producer in US
99,000	SM Energy	5,168,790
	Oil & Gas Producer
174,000	Approach Resources (a)	4,351,740
	Oil & Gas Producer in West Texas Permian
93,000	Rosetta Resources (a)	4,218,480
	Oil & Gas Producer Exploring in South Texas & Montana
See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value
	> Oil & Gas Producers—continued
510,000	Quicksilver Resources (a)	$1,458,600
	Natural Gas & Coal Seam Gas Producer
262,200	Houston American Energy (a)(b)	57,684
	Oil & Gas Exploration/Production in Colombia
		21,299,514
	> Mining 0.7%
77,000	Core Labs (Netherlands)	8,416,870
	Oil & Gas Reservoir Consulting
600,000	Alexco Resource (a)	2,142,000
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)(b)	441,000
	US Copper/Molybdenum Mine
		10,999,870
Energy & Minerals: Total		67,300,557
Total Equities: 99.1% (Cost: $1,033,776,261)		1,585,508,955	(f)
Short-Term Investments: 0.6%
10,223,537	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	10,223,537
Total Short-Term Investments: 0.6% (Cost: $10,223,537)		10,223,537
Number of Shares		Value
Securities Lending Collateral 3.2%
51,263,955	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (g)	$51,263,955
Total Securities Lending Collateral: (Cost: $51,263,955)		51,263,955
Total Investments: 102.9% (Cost: $1,095,263,753)(h)		1,646,996,447
Obligation to Return Collateral for Securities Loaned: (3.2)%		(51,263,955)
Cash and Other Assets Less Liabilities: 0.3%		4,362,181
Net Assets: 100.0%		$1,600,094,673

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $50,627,612.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in this affiliated company during the year ended December 31, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/12	Value	Dividend
RCM Technologies	640,000	-	-	640,000	$3,232,000	$640,000
Total of Affiliated Transactions	640,000	-	-	640,000	$3,232,000	$640,000

  The aggregate cost and value of these companies at December 31, 2012, were $3,624,095 and $3,232,000, respectively. Investments in affiliated companies represented 0.20% of the Fund's total net assets at December 31, 2012.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. This security is valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2012, the market value of this security amounted to $3,636, which represented less than 0.01% of total net assets.   Additional information on this security is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex	2/11/00	18,181	$1,999,910	$3,636
			$1,999,910	$3,636

(e)  Illiquid security.

See accompanying notes to financial statements.

> Notes to Statement of Investments

(f)  At December 31, 2012, the market value of foreign securities represented 1.30% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Israel	$8,586,800	0.54
Netherlands	8,416,870	0.53
India	3,740,780	0.23
Total Foreign Portfolio	$20,744,450	1.30

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2012, for federal income tax purposes, the cost of investments was $1,099,408,351 and net unrealized appreciation was $547,588,096 consisting of gross unrealized appreciation of $626,018,281 and gross unrealized depreciation of $78,430,185.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$467,180,604	$-	$-	$467,180,604
Industrial Goods & Services	292,423,364	-	-	292,423,364
Consumer Goods & Services	278,623,159	-	-	278,623,159
Finance	214,942,115	-	-	214,942,115
Health Care	147,135,385	-	3,636	147,139,021
Other Industries	117,900,135	-	-	117,900,135
Energy & Minerals	67,300,557	-	-	67,300,557
Total Equities	1,585,505,319	-	3,636	1,585,508,955
Total Short-Term Investments	10,223,537	-	-	10,223,537
Total Securities Lending Collateral	51,263,955	-	-	51,263,955
Total Investments	$1,646,992,811	$-	$3,636	$1,646,996,447

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/12	12/31/12
Purchases
Asia
> Singapore
Mapletree Logistics Trust	11,142,000	14,162,000
> Taiwan
Taiwan Mobile	3,810,000	4,810,000
> Japan
FP Corporation	0	55,400
Miraca Holdings	0	187,000
Park24	0	110,400
> Korea
Hite Jinro	28,690	156,680
Other Countries
> Australia
Challenger Financial	3,461,296	4,170,000
Commonwealth Property Office Fund	11,089,000	12,057,000
Regis Resources	95,201	562,088
> Canada
Alamos Gold	0	643,000
Central Fund of Canada	213,503	263,000
Goldcorp	464,000	500,000
> United States
Allied Nevada Gold	0	277,000
> New Zealand
Telecom NZ	744,857	1,980,000
Europe
> United Kingdom
JLT Group	296,000	501,000
> Netherlands
Imtech	123,416	184,186
> France
Gemalto	7,031	45,000
Latin America
> Guatemala
Tahoe Resources	401,000	588,000
> Brazil
Beadell Resources	0	2,755,603
	Number of Shares
	9/30/12	12/31/12
Sales
Asia
> Singapore
Mapletree Industrial Trust	20,395,000	16,000,000
> Taiwan
CTCI Corp	3,920,000	3,750,000
> Japan
Jupiter Telecommunications	13,964	0
Seven Bank	5,750,000	5,421,000
> China
Zhaojin Mining Industry	2,839,000	0
Other Countries
> Australia
IAG	1,652,046	1,335,000
UGL	1,058,050	498,000
> Canada
Kirkland Lake Gold	290,000	0
> United States
Atwood Oceanics	94,000	82,000
> South Africa
Adcock Ingram Holdings	1,001,517	0
Rand Merchant Insurance	4,798,015	3,106,606
> Israel
Israel Chemicals	349,000	307,000
Europe
> United Kingdom
Intertek Group	79,000	75,000
> Germany
Wirecard	538,000	355,000
> Iceland
Marel	3,958,835	3,488,000
> Denmark
Novozymes	125,000	0

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, December 31, 2012

Number of Shares		Value
		Equities: 94.0%
Asia 43.4%
	> Singapore 14.9%
13,130,000	Ascendas REIT	$25,694,375
	Industrial Property Landlord
16,000,000	Mapletree Industrial Trust	17,865,446
	Industrial Property Landlord
14,162,000	Mapletree Logistics Trust	13,328,453
	Industrial Property Landlord
		56,888,274
	> Taiwan 14.1%
11,103,000	Far EasTone Telecom	28,350,161
	Taiwan's Third Largest Mobile Operator
4,810,000	Taiwan Mobile	17,775,618
	Taiwan's Second Largest Mobile Operator
3,750,000	CTCI Corp	7,450,018
	International Engineering Firm
		53,575,797
	> Japan 9.4%
5,421,000	Seven Bank	14,299,466
	ATM Processing Services
869,000	Start Today (a)	8,044,532
	Online Japanese Apparel Retailer
187,000	Miraca Holdings	7,539,985
	Outsourced Lab Testing, Diagnostic Equipment & Reagents
55,400	FP Corporation	3,685,528
	Disposable Food Trays & Containers
110,400	Park24	1,743,540
	Parking Lot Operator
390	GLP J-REIT (b)	298,009
	Logistics REIT in Japan
		35,611,060
	> Indonesia 2.8%
11,136,600	Archipelago Resources (a)(b)	10,854,509
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
		10,854,509
	> Korea 1.2%
156,680	Hite Jinro (b)	4,448,001
	Beer & Spirits Manufacturer
		4,448,001
	> China 1.0%
2,770,000	Want Want	3,881,894
	Chinese Branded Consumer Food Company
		3,881,894
Asia: Total		165,259,535
Other Countries 29.7%
	> Australia 11.5%
4,170,000	Challenger Financial	15,537,857
	Largest Annuity Provider
Number of Shares		Value
12,057,000	Commonwealth Property Office Fund	$12,844,733
	Australia Prime Office REIT
1,335,000	IAG	6,575,334
	General Insurance Provider
498,000	UGL	5,684,875
	Engineering & Facilities Management
562,088	Regis Resources (b)	3,016,412
	Gold Mining in Australia
		43,659,211
	> Canada 8.8%
500,000	Goldcorp	18,350,000
	Gold Mining
643,000	Alamos Gold	11,280,135
	Gold Mining
91,400	CCL Industries	3,950,222
	Leading Global Label Manufacturer
		33,580,357
	> United States 3.9%
277,000	Allied Nevada Gold (b)	8,346,010
	Gold & Silver Mining
82,000	Atwood Oceanics (b)	3,754,780
	Offshore Drilling Contractor
52,000	SM Energy	2,714,920
	Oil & Gas Producer
		14,815,710
	> South Africa 3.6%
3,106,606	Rand Merchant Insurance	7,618,174
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
95,700	Naspers	6,181,342
	Media in Africa, China, Russia & Other Emerging Markets
		13,799,516
	> New Zealand 1.0%
1,980,000	Telecom NZ	3,747,767
	Primary Telecom Operator
		3,747,767
	> Israel 0.9%
307,000	Israel Chemicals	3,697,245
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		3,697,245
Other Countries: Total		113,299,806
Europe 10.7%
	> United Kingdom 2.7%
501,000	JLT Group	6,488,114
	International Business Insurance Broker
75,000	Intertek Group	3,809,753
	Testing, Inspection, Certification Services
		10,297,867

See accompanying notes to financial statements.

Number of Shares		Value
	> Germany 2.3%
355,000	Wirecard	$8,764,044
	Online Payment Processing & Risk Management
		8,764,044
	> Sweden 1.3%
192,000	Hexagon	4,855,342
	Design, Measurement & Visualization Software & Equipment
		4,855,342
	> Switzerland 1.2%
19,800	Partners Group	4,577,356
	Private Markets Asset Management
		4,577,356
	> Netherlands 1.1%
184,186	Imtech	4,278,093
	Technical Installation & Maintenance
		4,278,093
	> France 1.1%
45,000	Gemalto	4,061,918
	Digital Security Solutions
		4,061,918
	> Iceland 1.0%
3,488,000	Marel	3,845,556
	Largest Manufacturer of Poultry & Fish Processing Equipment
		3,845,556
Europe: Total		40,680,176
Latin America 10.2%
	> Mexico 6.0%
745,000	Fresnillo	22,850,303
	Silver & Metal Byproduct Mining in Mexico
		22,850,303
	> Guatemala 2.8%
588,000	Tahoe Resources (b)	10,758,621
	Silver Project in Guatemala
		10,758,621
	> Brazil 0.8%
2,755,603	Beadell Resources (b)	2,847,087
	Gold Mining in Brazil
		2,847,087
	> Uruguay 0.5%
191,666	Union Agriculture Group (b)(c)(d)	1,962,660
	Farmland Operator in Uruguay
		1,962,660
Number of Shares		Value
	> Colombia 0.1%
1,880,000	Santa Maria Petroleum (b)(d)	$154,225
	Explores for Oil & Gas in Latin America
		154,225
Latin America: Total		38,572,896
Total Equities: 94.0% (Cost: $298,860,688)		357,812,413 (e)
		Investment Funds 1.4%
Other Countries 1.4%
	> Canada 1.4%
263,000	Central Fund of Canada	5,530,890
	Allocated Gold & Silver Closed End Fund
Other Countries: Total		5,530,890
Total Investment Funds: 1.4% (Cost: $6,183,324)		5,530,890
Short-Term Investments: 4.3%
16,208,432	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	16,208,432
Total Short-Term Investments: 4.3% (Cost: $16,208,432)		16,208,432
Securities Lending Collateral 1.7%
6,389,590	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (f)	6,389,590
Total Securities Lending Collateral: (Cost: $6,389,590)		6,389,590
Total Investments: 101.4% (Cost: $327,642,034)(g)		385,941,325
Obligation to Return Collateral for Securities Loaned: (1.7)%		(6,389,590)
Cash and Other Assets Less Liabilities: 0.3%		902,319
Net Assets: 100.0%		$380,454,054

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, continued

> Notes to Statement of Investments

(a)  All or a portion of this security was on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $6,077,787.

(b)  Non-income producing security.

(c)  Illiquid security.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2012, the market value of these securities amounted to $2,116,885, which represented 0.56% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	191,666	$2,200,000	$1,962,660
Santa Maria Petroleum	1/14/11	1,880,000	2,375,897	154,225
			$4,575,897	$2,116,885

(e)  On December 31, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Singapore Dollar	$56,888,274	14.9
Taiwan Dollar	53,575,797	14.1
Australian Dollar	46,506,298	12.2
British Pound	44,002,679	11.6
United States Dollar	40,659,260	10.7
Japanese Yen	35,611,060	9.4
Canadian Dollar	20,612,313	5.4
Other currencies less than 5% of total net assets	59,956,732	15.7
Total Equities	$357,812,413	94.0

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At December 31, 2012, for federal income tax purposes, the cost of investments was $347,187,320 and net unrealized appreciation was $38,754,005 consisting of gross unrealized appreciation of $53,206,551 and gross unrealized depreciation of $14,452,546.

  At December 31, 2012, the Fund had entered into the following forward foreign currency exchange contract:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation (Depreciation)
USD	ZAR	173,346,000	$20,000,000	1/15/13	$(411,753)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

USD - United States Dollar

ZAR - South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

See accompanying notes to financial statements.

> Notes to Statement of Investments

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

  The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	(Level 1)	Other Significant Observable Quoted Prices (Level 2)	Significant Unobservable Inputs (Level 3)	Inputs Total
Equities
Asia	$-	$165,259,535	$-	$165,259,535
Other Countries	48,396,067	64,903,739	-	113,299,806
Europe	-	40,680,176	-	40,680,176
Latin America	10,758,621	25,851,615	1,962,660	38,572,896
Total Equities	59,154,688	296,695,065	1,962,660	357,812,413
Investment Funds
Other Countries	5,530,890	-	-	5,530,890
Total Short-Term Investments	16,208,432	-	-	16,208,432
Total Securities Lending Collateral	6,389,590	-	-	6,389,590
Total Investments	$87,283,600	$296,695,065	$1,962,660	$385,941,325
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(411,753)	-	(411,753)
Total Investments	$87,283,600	$296,283,312	$1,962,660	$385,529,572

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  There were no transfers of financial assets between levels 1 and 2 during the period.

  The Fund does not hold any significant investments categorized as Level 3.

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Energy & Minerals
Mining	$88,303,077	23.2
Oil Services	3,754,780	1.0
Oil & Gas Producers	2,869,145	0.7
Agricultural Commodities	1,962,660	0.5
	96,889,662	25.4
> Information
Mobile Communications	46,125,779	12.1
Financial Processors	8,764,044	2.3
Internet Related	6,181,342	1.6
Business Software	4,855,342	1.3
Computer Hardware & Related Equipment	4,061,918	1.1
Telephone & Data Services	3,747,767	1.0
	73,736,192	19.4
> Other Industries
Real Estate	70,031,015	18.4
	70,031,015	18.4
> Finance
Insurance	36,219,479	9.5
Banks	14,299,466	3.8
Brokerage & Money Management	4,577,356	1.2
	55,096,301	14.5
> Industrial Goods & Services
Other Industrial Services	15,516,261	4.1
Construction	7,450,018	2.0
Industrial Materials & Specialty Chemicals	7,382,773	1.9
Machinery	3,845,556	1.0
	34,194,608	9.0
	Value	Percentage of Net Assets
> Consumer Goods & Services
Food & Beverage	$8,329,896	2.2
Retail	8,044,532	2.1
Nondurables	3,950,222	1.0
	20,324,650	5.3
> Health Care
Health Care Services	7,539,985	2.0
	7,539,985	2.0
Total Equities:	357,812,413	94.0
Total Investment Funds:	5,530,890	1.4
Total Short-Term Investments:	16,208,432	4.3
Securities Lending Collateral:	6,389,590	1.7
Total Investments:	385,941,325	101.4
Obligation to Return Collateral for Securities Loaned:	(6,389,590)	(1.7)
Cash and Other Assets Less Liabilities:	902,319	0.3
Net Assets:	$380,454,054	100.0

See accompanying notes to financial statements.

Columbia Acorn Select Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/12	12/31/12
Purchases
Information
F5 Networks	80,000	140,000
Industrial Goods & Services
Airgas	0	74,233
Forward Air	0	106,509
Consumer Goods & Services
Choice Hotels	0	87,591
Ryman Hospitality Properties	900,000	1,020,783
Energy & Minerals
Kirkland Lake Gold (Canada)	925,000	1,200,000
	Number of Shares
	9/30/12	12/31/12
Sales
Information
Amphenol	540,000	510,000
Ansys	95,000	74,000
Concur Technologies	167,000	0
Crown Castle International	680,000	566,000
Sanmina-SCI	2,415,000	1,990,000
SBA Communications	455,000	431,000
WNS - ADR (India)	3,300,000	3,034,100
Industrial Goods & Services
Ametek	1,860,000	1,533,000
Donaldson	1,110,000	1,065,000
Expeditors International of Washington	230,000	0
Kennametal	835,000	713,000
Pall	605,000	426,000
Consumer Goods & Services
Abercrombie & Fitch	455,000	445,000
Coach	515,000	285,000
Hertz	4,020,000	2,976,000
lululemon athletica	288,000	209,000
RexLot Holdings (China)	208,000,000	187,475,000
Tiffany & Co.	149,000	0
Vail Resorts	235,000	205,000
Finance
City National	520,000	496,000
CNO Financial Group	6,315,000	5,539,000
Discover Financial Services	1,700,000	1,412,000
Energy & Minerals
Houston American Energy	1,455,000	0
Pacific Rubiales Energy (Colombia)	1,035,000	757,000
Shamaran Petroleum (Iraq)	27,100,000	26,965,500
Health Care
NPS Pharmaceuticals	1,875,000	1,444,255
Other Industries
Biomed Realty Trust	1,375,000	954,000
Wisconsin Energy	316,000	220,000

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, December 31, 2012

Number of Shares		Value
		Equities: 96.4%
Information 21.9%
	> Mobile Communications 8.0%
566,000	Crown Castle International (a)	$40,842,560
	Communications Towers
431,000	SBA Communications (a)	30,609,620
	Communications Towers
19,000,000	Globalstar (a)(b)(c)	5,795,000
	Satellite Mobile Voice & Data Carrier
		77,247,180
	> Computer Hardware & Related Equipment 3.4%
510,000	Amphenol	32,997,000
	Electronic Connectors
		32,997,000
	> Computer Services 3.3%
3,034,100	WNS - ADR (India) (a)(b)	31,615,322
	Offshore BPO (Business Process Outsourcing) Services
		31,615,322
	> Contract Manufacturing 2.3%
1,990,000	Sanmina-SCI (a)	22,029,300
	Electronic Manufacturing Services
		22,029,300
	> Instrumentation 2.2%
111,000	Mettler-Toledo International (a)	21,456,300
	Laboratory Equipment
		21,456,300
	> Telecommunications Equipment 1.4%
140,000	F5 Networks (a)	13,601,000
	Internet Traffic Management Equipment
		13,601,000
	> Semiconductors & Related Equipment 0.8%
1,140,000	Atmel (a)	7,467,000
	Microcontrollers, Radio Frequency & Memory Semiconductors
		7,467,000
	> Business Software 0.5%
74,000	Ansys (a)	4,983,160
	Simulation Software for Engineers & Designers
		4,983,160
Information: Total		211,396,262
Industrial Goods & Services 21.8%
	> Machinery 16.6%
1,533,000	Ametek	57,594,810
	Aerospace/Industrial Instruments
1,065,000	Donaldson	34,974,600
	Industrial Air Filtration
713,000	Kennametal	28,520,000
	Consumable Cutting Tools
426,000	Pall	25,670,760
	Life Science, Water & Industrial Filtration
214,000	Nordson	13,507,680
	Dispensing Systems for Adhesives & Coatings
		160,267,850
Number of Shares		Value
	> Outsourcing Services 2.4%
865,000	Quanta Services (a)	$23,605,850
	Electrical & Telecom Construction Services
		23,605,850
	> Industrial Materials & Specialty Chemicals 1.7%
273,000	FMC Corporation	15,975,960
	Niche Specialty Chemicals
		15,975,960
	> Industrial Distribution 0.7%
74,233	Airgas	6,776,731
	Industrial Gas Distributor
		6,776,731
	> Other Industrial Services 0.4%
106,509	Forward Air	3,728,880
	Freight Transportation Between Airports
		3,728,880
Industrial Goods & Services: Total		210,355,271
Consumer Goods & Services 18.2%
	> Travel 10.5%
2,976,000	Hertz (a)	48,419,520
	Largest US Rental Car Operator
1,020,783	Ryman Hospitality Properties	39,259,314
	Convention Hotels
205,000	Vail Resorts	11,088,450
	Ski Resort Operator & Developer
87,591	Choice Hotels	2,944,810
	Franchisor of Budget Hotel Brands
		101,712,094
	> Retail 3.9%
445,000	Abercrombie & Fitch	21,346,650
	Teen Apparel Retailer
209,000	lululemon athletica (a)	15,932,070
	Premium Active Apparel Retailer
		37,278,720
	> Apparel 1.6%
285,000	Coach	15,820,350
	Designer & Retailer of Branded Leather Accessories
		15,820,350
	> Casinos & Gaming 1.5%
187,475,000	RexLot Holdings (China)	14,382,858
	Lottery Equipment Supplier in China
		14,382,858
	> Educational Services 0.4%
223,000	ITT Educational Services (a)(c)	3,860,130
	Postsecondary Degree Services
		3,860,130
	> Other Consumer Services 0.3%
1,300,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(b)	2,379,000
	Provide Real Estate Services in China
		2,379,000

See accompanying notes to financial statements.

Number of Shares		Value
	> Food & Beverage —%
1,500,000	GLG Life Tech (Canada) (a)(d)	$391,500
	Produces an All-natural Sweetener Extracted from the Stevia Plant
		391,500
Consumer Goods & Services: Total		175,824,652
Finance 16.7%
	> Credit Cards 5.6%
1,412,000	Discover Financial Services	54,432,600
	Credit Card Company
		54,432,600
	> Insurance 5.3%
5,539,000	CNO Financial Group	51,678,870
	Life, Long-term Care & Medical Supplement Insurance
		51,678,870
	> Banks 4.0%
496,000	City National	24,561,920
	Bank & Asset Manager
1,075,000	Associated Banc-Corp	14,104,000
	Midwest Bank
		38,665,920
	> Brokerage & Money Management 1.8%
731,000	SEI Investments	17,061,540
	Mutual Fund Administration & Investment Management
		17,061,540
Finance: Total		161,838,930
Energy & Minerals 8.8%
	> Oil & Gas Producers 5.1%
757,000	Pacific Rubiales Energy (Colombia) (c)	17,587,483
	Oil Production & Exploration in Colombia
26,965,500	Shamaran Petroleum (Iraq) (a)	10,572,580
	Oil Exploration in Kurdistan
2,918,740	Canacol (Colombia) (a)	9,360,391
	Oil Producer in South America
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(b)(e)	4,169,297
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	186,026
	Oil & Gas Exploration/Production in the North Sea
33,700,000	Petrodorado Energy (Colombia) (a)(b)	4,065,547
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
17,575,000	Petromanas (Canada) (a)	3,092,013
	Exploring for Oil in Albania
		49,033,337
	> Agricultural Commodities 1.8%
1,742,424	Union Agriculture Group (Uruguay) (a)(d)(e)	17,842,422
	Farmland Operator in Uruguay
		17,842,422
Number of Shares		Value
	> Alternative Energy 0.9%
1,500,000	Canadian Solar (China) (a)(c)	$5,100,000
	Solar Cell & Module Manufacturer
2,200,000	Synthesis Energy Systems (China) (a)	2,354,000
	Owner/Operator of Gasification Plants
1,165,000	Real Goods Solar (a)	873,750
	Residential Solar Energy Installer
		8,327,750
	> Mining 0.7%
1,200,000	Kirkland Lake Gold (Canada) (a)(c)	7,057,404
	Gold Mining
		7,057,404
	> Oil Services 0.3%
10,559,800	Tuscany International Drilling (Colombia) (a)(c)	2,441,695
	South America Based Drilling Rig Contractor
		2,441,695
Energy & Minerals: Total		84,702,608
Health Care 5.1%
	> Medical Supplies 2.6%
176,000	Henry Schein (a)	14,160,960
	Largest Distributor of Healthcare Products
320,000	Cepheid (a)	10,819,200
	Molecular Diagnostics
		24,980,160
	> Biotechnology & Drug Delivery 2.5%
1,444,255	NPS Pharmaceuticals (a)	13,142,720
	Orphan Drugs & Healthy Royalties
468,000	Seattle Genetics (a)(c)	10,857,600
	Antibody-based Therapies for Cancer
		24,000,320
Health Care: Total		48,980,480
Other Industries 3.9%
	> Real Estate 3.1%
954,000	Biomed Realty Trust	18,440,820
	Life Science-focused Office Buildings
466,196	Dupont Fabros Technology	11,263,295
	Technology-focused Office Buildings
		29,704,115
	> Regulated Utilities 0.8%
220,000	Wisconsin Energy	8,107,000
	Wisconsin Utility
		8,107,000
Other Industries: Total		37,811,115
Total Equities: 96.4% (Cost: $658,483,772)		930,909,318	(f)

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

Number of Shares		Value
Short-Term Investments: 0.3%
2,654,408	J.P. Morgan U.S. Government Money Market Fund - Capital Shares (7 day yield of 0.01%)	$2,654,408
Total Short-Term Investments: 0.3% (Cost: $2,654,408)		2,654,408
Securities Lending Collateral 1.2%
11,106,378	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (g)	11,106,378
Total Securities Lending Collateral: (Cost: $11,106,378)		11,106,378
Total Investments: 97.9% (Cost: $672,244,558)(h)		944,670,104
Obligation to Return Collateral for Securities Loaned: (1.2)%		(11,106,378)
Cash and Other Assets Less Liabilities: 3.3%		32,063,188
Net Assets: 100.0%		$965,626,914

ADR - American Depositary Receipts

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2012, are as follows:

Security	Balance of Shares Held 12/31/11	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/12	Value	Dividend
Canacol (1)(2)	31,372,300	-	28,453,560	2,918,740	$9,360,391	$-
Canadian Overseas Petroleum	24,000,000	-	-	24,000,000	4,169,297	-
Canadian Solar (1)	2,700,000	601,200	1,801,200	1,500,000	5,100,000	-
Eacom Timber (1)	36,000,000	-	36,000,000	-	-	-
GLG Life Tech (1)	1,850,000	-	350,000	1,500,000	391,500	-
Globalstar	13,184,322	10,815,678	5,000,000	19,000,000	5,795,000	-
IFM Investments (Century 21 China RE) - ADR (2)	3,430,000	302,000	2,432,000	1,300,000	2,379,000	-
Petrodorado Energy	34,700,000	-	1,000,000	33,700,000	4,065,547	-
Real Goods Solar (1)	1,500,000	-	335,000	1,165,000	873,750	-
Sanmina-SCI (1)	6,100,000	-	4,110,000	1,990,000	22,029,300	-
Synthesis Energy Systems (1)	2,950,372	-	750,372	2,200,000	2,354,000	-
VisionChina Media - ADR (1)	7,000,000	-	7,000,000	-	-	-
WNS - ADR	4,254,230	-	1,220,130	3,034,100	31,615,322	-
Total of Affiliated Transactions	169,041,224	11,718,878	88,452,262	92,307,840	$88,133,107	$-

(1)  At December 31, 2012, the Fund owned less than five percent of the company's outstanding voting shares.

(2)  Includes the effects of a stock split.

  The aggregate cost and value of these companies at December 31, 2012, were $77,398,151 and $48,024,166, respectively. Investments in affiliated companies represented 4.97% of the Fund's total net assets at December 31, 2012.

See accompanying notes to financial statements.

> Notes to Statement of Investments

(c)  All or a portion of this security was on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $10,135,994.

(d)  Illiquid security.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2012, the market value of these securities amounted to $22,197,745, which represented 2.30% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-6/27/12	1,742,424	$20,000,000	$17,842,422
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260,435	4,169,297
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,501,964	186,026
			$31,762,399	$22,197,745

(f)  On December 31, 2012, the market value of foreign securities represented 13.73% of total net assets. The Fund's foreign portfolio was diversified as follows:

Country	Value	Percentage of Net Assets
Colombia	$33,455,116	3.47
India	31,615,322	3.27
China	24,215,858	2.51
Uruguay	17,842,422	1.85
Iraq	10,572,580	1.09
Canada	10,540,917	1.09
United Kingdom	4,355,323	0.45
Total Foreign Portfolio	$132,597,538	13.73

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2012, for federal income tax purposes, the cost of investments was $682,147,469 and net unrealized appreciation was $262,522,635 consisting of gross unrealized appreciation of $359,494,803 and gross unrealized depreciation of $96,972,168.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments

  The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$211,396,262	$-	$-	$211,396,262
Industrial Goods & Services	210,355,271	-	-	210,355,271
Consumer Goods & Services	161,050,294	14,774,358	-	175,824,652
Finance	161,838,930	-	-	161,838,930
Energy & Minerals	62,504,863	4,355,323	17,842,422	84,702,608
Health Care	48,980,480	-	-	48,980,480
Other Industries	37,811,115	-	-	37,811,115
Total Equities	893,937,215	19,129,681	17,842,422	930,909,318
Total Short-Term Investments	2,654,408	-	-	2,654,408
Total Securities Lending Collateral	11,106,378	-	-	11,106,378
Total Investments	$907,698,001	$19,129,681	$17,842,422	$944,670,104

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the investment manager's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes. Securities which have halted or temporarily stopped trading are valued at the last sale and adjusted by a premium or a discount to account for the anticipated re-opening price. These adjustments are determined by the investment manager's experience with similar securities or situations.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$-	$1,665,000	$1,665,000	$-

  Financial assets were transferred from Level 1 to Level 2 as trading halted during the period.

	Fair Value at 12/31/12	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Equities	$17,842,422	Market comparable companies	Discount for lack of marketability	-2	% to 3% (-8%)

  Certain common stock classified as Level 3 are valued at fair value, using a market approach, as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. To determine fair value for these securities, for which no market exists, the Committee utilizes the valuation technique it deems most appropriate in the circumstances, using some unobservable inputs, which may include but are not limited to trades of similar securities, estimated earnings of the company, market multiples derived from a set of comparable companies, and the position of the security within the company's capital structure. Significant increases or decreases to any of these inputs could result in a significantly lower or higher fair value measurement.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments, December 31, 2012

Number of Shares		Value
	> Affiliated Bond Funds: 54.0%
18,877,615	Columbia Short Term Bond Fund, Class I	$188,776,150
14,098,807	Columbia Income Opportunities Fund, Class I	141,974,994
14,950,850	Columbia Intermediate Bond Fund, Class I	141,734,058
Total Bond Funds: (Cost: $464,614,483)		472,485,202
	> Affiliated Stock Funds: 44.6%
5,273,173	Columbia Dividend Income Fund, Class I	77,832,029
1,899,103	Columbia Acorn International, Class I	77,597,366
1,924,624	Columbia Acorn Fund, Class I	58,643,291
3,628,435	Columbia Contrarian Core Fund, Class I	58,599,226
2,813,972	Columbia Select Large Cap Growth Fund, Class I (a)	39,198,626
2,773,358	Columbia Large Cap Enhanced Core Fund, Class I	39,076,617
1,523,738	Columbia Acorn Select, Class I (a)	39,053,399
Total Stock Funds: (Cost: $353,815,430)		390,000,554
Number of Shares		Value
	> Short-Term Investments 0.7%
5,795,466	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	$5,795,466
Total Short-Term Investments: (Cost: $5,795,466)		5,795,466
Total Investments: 99.3% (Cost: $824,225,379)(b)		868,281,222
Cash and Other Assets Less Liabilities: 0.7%		6,341,475
Net Assets: 100.0%		$874,622,697

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  At December 31, 2012, for federal income tax purposes, the cost of investments was $829,003,500 and net unrealized appreciation was $39,277,722 consisting of gross unrealized appreciation of $40,011,973 and gross unrealized depreciation of $734,251.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include mutual funds whose NAVs are published each day. Typical Level 2 securities include short-term investments valued at amortized cost.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments, continued

> Notes to Statement of Investments

The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Bond Funds	$472,485,202	$-	$-	$472,485,202
Total Stock Funds	390,000,554	-	-	390,000,554
Total Short-Term Investments	5,795,466	-	-	5,795,466
Total Investments	$868,281,222	$-	$-	$868,281,222

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/12	12/31/12
Purchases
Asia
> Taiwan
Advantech	22,169	32,169
CTCI Corp	81,762	99,762
Far Eastone Telecom	74,126	137,000
Flexium Interconnect	0	38,000
Lung Yen	20,500	30,500
PC Home	19,307	46,000
St. Shine Optical	8,000	11,000
Taiwan Hon Chuan	29,689	68,000
> Indonesia
Ace Indonesia	2,790,190	3,078,690
Archipelago Resources	191,539	255,898
Mayora Indah	28,000	48,500
MNC Skyvision	364,000	389,500
Surya Citra Media	373,516	428,440
> India
Adani Ports & Special Economic Zone	46,045	59,839
Bosch	0	597
Colgate Palmolive (India)	0	3,580
Redington India	61,400	74,582
Titan Industries	16,080	19,309
TTK Prestige	1,005	1,627
United Breweries	12,216	12,844
Yes Bank	0	11,731
> Hong Kong
AAC Technologies	31,027	46,027
Lifestyle International	56,589	71,589
Melco Crown Entertainment - ADR	8,650	9,081
Melco International	128,862	200,000
Sa Sa International	99,799	121,799
> Thailand
Home Product Center	372,000	472,000
Samui Airport Property Fund	7,700	180,800
Siam Makro	0	6,400
> China
AMVIG Holdings	212,000	312,000
Digital China	61,151	115,151
> Cambodia
Nagacorp	420,000	482,000
> Philippines
Manila Water Company	109,465	127,365
SM Prime Holdings	195,818	242,518
> Mongolia
Mongolian Mining	255,100	345,100
> Japan
Kansai Paint	5,760	13,760
	Number of Shares
	9/30/12	12/31/12
> Singapore
Petra Foods	32,000	40,000
> Korea
Paradise Co	0	6,500
Europe
> Kazakhstan
Halyk Savings Bank of Kazakhstan - GDR	23,202	35,257
> Sweden
Hexagon	8,731	10,359
> Switzerland
Dufry Group	1,320	1,866
> Italy
Pirelli	7,631	13,812
> Finland
Vacon	0	2,220
> Germany
Dürr	962	1,119
> Turkey
Bizim Toptan	0	2,496
Other Countries
> South Africa
Coronation Fund Managers	47,172	55,348
Massmart Holdings	5,847	8,306
Mr. Price	5,897	6,722
> United States
Atwood Oceanics	952	3,076
Textainer Group Holdings	4,404	5,419
> Canada
Alliance Grain Traders	7,801	9,973
Latin America
> Brazil
Arcos Dorados	4,622	9,977
Beadell Resources	0	101,706
Localiza Rent A Car	8,000	10,700
Multiplus	4,200	6,300
Odontoprev	0	18,500
> Mexico
Genomma Lab International	38,000	48,300
> Chile
Viña Concha y Toro	34,333	44,806
> Argentina
Madalena Ventures	81,500	106,000

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	9/30/12	12/31/12
Sales
Asia
> Taiwan
Radiant Opto-Electronics	15,735	10,735
Tripod Technologies	28,300	20,248
> China
NetEase.com - ADR	1,549	0
RexLot Holdings	1,575,000	0
Europe
> France
Compagnie Française de l'Afrique Occidentale	1,333	0
Other Countries
> South Africa
Adcock Ingram Holdings	10,076	0
Northam Platinum	10,854	0
Latin America
> Brazil
MRV Engenharia	12,425	0

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Statement of Investments, December 31, 2012

Number of Shares		Value
		Equities: 97.3%
Asia 61.8%
	> Taiwan 16.3%
137,000	Far EasTone Telecom	$349,813
	Taiwan's Third Largest Mobile Operator
46,000	PC Home	214,704
	Taiwanese Internet Retail Company
99,762	CTCI Corp	198,194
	International Engineering Firm
11,000	St. Shine Optical	168,241
	World's Leading Disposable Contact Lens Original Equipment Manufacturer
68,000	Taiwan Hon Chuan	149,626
	Beverage Packaging (Bottles, Caps, Labels) Manufacturer
32,169	Advantech	136,319
	Industrial PC & Components
38,000	Flexium Interconnect	134,667
	Flexible Printed Circuit for Mobile Electronics
30,500	Lung Yen	98,662
	Funeral Services & Columbaria
42,990	Chroma Ate	96,222
	Automatic Test Systems, Testing & Measurement Instruments
17,576	Simplo Technology	89,337
	Battery Packs for Notebook & Tablet PCs
10,735	Radiant Opto-Electronics	44,577
	LCD Back Light Units & Modules
20,248	Tripod Technologies	43,775
	Printed Circuit Boards (PCB)
		1,724,137
	> Indonesia 10.7%
537,609	Tower Bersama Infrastructure (a)	318,233
	Communications Towers
3,078,691	Ace Indonesia	263,334
	Home Improvement Retailer
255,898	Archipelago Resources (a)	249,416
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
48,500	Mayora Indah	101,017
	Consumer Branded Food Manufacturer
428,440	Surya Citra Media	100,025
	Free to Air TV in Indonesia
389,500	MNC Skyvision (a)	96,996
	Largest Satellite Pay TV Operator in Indonesia
		1,129,021
	> India 9.4%
12,844	United Breweries	220,201
	India's Largest Brewer
59,839	Adani Ports & Special Economic Zone	148,704
	Indian West Coast Shipping Port
74,582	Redington India	118,689
	Supply Chain Solutions for IT & Mobile Handsets in Emerging Markets
597	Bosch	104,506
	Automotive Parts
3,580	Colgate Palmolive India	103,334
	Consumer Products in Oral Care
Number of Shares			Value
19,309	Titan Industries		$101,209
	Jewlery, Watches, Eyeglasses
1,627	TTK Prestige		101,093
	Branded Cooking Equipment
11,731	Yes Bank		99,913
	Commercial Banking in India
			997,649
	> Hong Kong 7.8%
200,000	Melco International		237,449
	Macau Casino Operator
71,589	Lifestyle International		177,088
	Mid- to High-end Department Store Operator in Hong Kong & China
46,027	AAC Technologies		163,203
	Miniature Acoustic Components
9,081	Melco Crown Entertainment - ADR (a)		152,924
	Macau Casino Operator
121,799	Sa Sa International		101,139
	Cosmetics Retailer
			831,803
	> Thailand 3.7%
472,000	Home Product Center		196,251
	Home Improvement Retailer
180,800	Samui Airport Property Fund		99,295
	Thai Airport Operator
6,400	Siam Makro		93,604
	General Merchadise Wholesaler in Thailand
			389,150
	> China 3.4%
115,151	Digital China		199,128
	IT Distribution & Systems Integration Services
312,000	AMVIG Holdings		113,918
	Chinese Tobacco Packaging Material Supplier
1,057	51	job - ADR (a)	49,415
	Integrated Human Resource Services
			362,461
	> Cambodia 2.8%
482,000	Nagacorp		294,476
	Casino/Entertainment Complex in Cambodia
			294,476
	> Philippines 2.6%
127,365	Manila Water Company		99,476
	Water Utility Company in Philippines
242,518	SM Prime Holdings		97,757
	Shopping Mall Operator
44,487	Int'l Container Terminal		80,370
	Container Handling Terminals & Port Management
			277,603
	> Mongolia 1.6%
345,100	Mongolian Mining (a)		171,026
	Coking Coal Mining in Mongolia
			171,026
See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Statement of Investments, continued

Number of Shares		Value
	> Japan 1.4%
13,760	Kansai Paint	$148,290
	Paint Producer in Japan, India, China & Southeast Asia
		148,290
	> Singapore 1.1%
40,000	Petra Foods	112,841
	Cocoa Processor & Chocolate Manufacturer
		112,841
	> Korea 1.0%
6,500	Paradise Co	105,160
	Korean 'Foreigner Only' Casino Operator
		105,160
Asia: Total		6,543,617
Europe 12.8%
	> Kazakhstan 2.7%
35,257	Halyk Savings Bank of Kazakhstan - GDR (a)	289,107
	Largest Retail Bank & Insurer in Kazakhstan
		289,107
	> Sweden 2.5%
10,359	Hexagon	261,961
	Design, Measurement & Visualization Software & Equipment
		261,961
	> Switzerland 2.3%
1,866	Dufry Group (a)	246,745
	Operates Airport Duty Free & Duty Paid Shops
		246,745
	> Italy 1.5%
13,812	Pirelli	159,138
	Global Tire Supplier
		159,138
	> Czech Republic 1.3%
665	Komercni Banka	140,579
	Leading Czech Universal Bank
		140,579
	> Finland 1.1%
2,220	Vacon	117,798
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
		117,798
	> Germany 1.0%
1,119	Dürr	100,271
	Automotive Plant Engineering & Associated Capital Equipment
		100,271
	> Turkey 0.4%
2,496	Bizim Toptan	39,004
	Cash & Carry Stores in Turkey
		39,004
Europe: Total		1,354,603
Number of Shares		Value
Other Countries 12.4%
	> South Africa 7.2%
55,348	Coronation Fund Managers	$259,133
	South African Fund Manager
81,332	Rand Merchant Insurance	199,446
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
8,306	Massmart Holdings	188,319
	General Merchandise, Food & Home Improvement Stores; Wal-Mart Subsidiary
6,722	Mr. Price	111,405
	South African Retailer of Apparel, Household & Sporting Goods
		758,303
	> United States 2.9%
5,419	Textainer Group Holdings (b)	170,482
	Top International Container Leasor
3,076	Atwood Oceanics (a)	140,850
	Offshore Drilling Contractor
		311,332
	> Canada 2.3%
9,973	Alliance Grain Traders	130,941
	Global Leader in Pulse Processing & Distribution
36,607	Americas Petrogas (a)	110,406
	Oil & Gas Exploration in Argentina, Potash in Peru
		241,347
Other Countries: Total		1,310,982
Latin America 10.3%
	> Brazil 6.2%
10,700	Localiza Rent A Car	195,971
	Car Rental
6,300	Multiplus	146,831
	Loyalty Program Operator in Brazil
9,977	Arcos Dorados (b)	119,325
	McDonald's Master Franchise for Latin America
101,706	Beadell Resources (a)	105,082
	Gold Mining in Brazil
18,500	Odontoprev	96,950
	Dental Insurance
		664,159
	> Mexico 2.9%
1,808	Grupo Aeroportuario del Sureste - ADR	206,112
	Mexican Airport Operator
48,300	Genomma Lab International (a)	99,243
	Develops, Markets & Distributes Consumer Products
		305,355
	> Chile 0.8%
44,806	Viña Concha y Toro	87,281
	Global Branded Wine Manufacturer
		87,281

See accompanying notes to financial statements.

Number of Shares		Value
	> Argentina 0.4%
106,000	Madalena Ventures (a)	$41,027
	Oil & Gas Exploration in Argentina
		41,027
Latin America: Total		1,097,822
Total Equities: 97.3% (Cost: $8,851,918)		10,307,024	(c)
Short-Term Investments: 9.0%
952,603	J.P. Morgan U.S. Government Money Market Fund - Capital Shares (7 day yield of 0.01%)	952,603
Total Short-Term Investments: 9.0% (Cost: $952,603)		952,603
Number of Shares		Value
Securities Lending Collateral 0.8%
86,100	Dreyfus Government Cash Management Fund (7 day yield of 0.01%) (d)	$86,100
Total Securities Lending Collateral: (Cost: $86,100)		86,100
Total Investments: 107.1% (Cost: $9,890,621)(e)		11,345,727
Obligation to Return Collateral for Securities Loaned: (0.8)%		(86,100)
Cash and Other Assets Less Liabilities: (6.3)%		(669,816)
Net Assets: 100.0%		$10,589,811

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2012. The total market value of securities on loan at December 31, 2012 was $84,708.

(c)  On December 31, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Taiwan Dollar	$1,724,137	16.3
Hong Kong Dollar	1,457,427	13.8
United States Dollar	1,128,215	10.7
Indian Rupee	997,649	9.4
Indonesian Rupiah	879,604	8.3
South African Rand	758,303	7.2
Other currencies less than 5% of total net assets	3,361,689	31.6
Total Equities	$10,307,024	97.3

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At December 31, 2012, for federal income tax purposes, the cost of investments was $9,916,215 and net unrealized appreciation was $1,429,512 consisting of gross unrealized appreciation of $1,673,371 and gross unrealized depreciation of $243,859.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

Columbia Acorn Emerging Markets Fund

Statement of Investments, continued

> Notes to Statement of Investments

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$202,339	$6,341,278	$-	$6,543,617
Europe	-	1,354,603	-	1,354,603
Other Countries	552,679	758,303	-	1,310,982
Latin America	992,740	105,082	-	1,097,822
Total Equities	1,747,758	8,559,266	-	10,307,024
Total Short-Term Investments	952,603	-	-	952,603
Total Securities Lending Collateral	86,100	-	-	86,100
Total Investments	$2,786,461	$8,559,266	$-	$11,345,727

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Portfolio Diversification

At December 31, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Consumer Goods & Services
Retail	$1,555,713	14.7
Casinos & Gaming	790,008	7.5
Food & Beverage	787,495	7.4
Other Consumer Services	325,165	3.1
Other Durable Goods	260,231	2.5
Consumer Goods Distribution	222,023	2.1
Travel	195,971	1.8
Nondurables	99,243	0.9
	4,235,849	40.0
> Information
Mobile Communications	668,046	6.3
Computer Hardware & Related Equipment	477,211	4.5
Business Software	261,961	2.5
Electronics Distribution	199,129	1.9
Semiconductors & Related Equipment	134,667	1.3
TV Broadcasting	100,025	0.9
Satellite Broadcasting & Services	96,996	0.9
Instrumentation	96,223	0.9
	2,034,258	19.2
> Finance
Banks	529,599	5.0
Insurance	296,396	2.8
Brokerage & Money Management	259,133	2.5
Finance Companies	170,482	1.6
	1,255,610	11.9
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	411,834	3.9
Other Industrial Services	229,074	2.2
Machinery	204,777	1.9
Construction	198,194	1.9
Electrical Components	117,797	1.1
	1,161,676	11.0
> Energy & Minerals
Mining	525,524	5.0
Oil & Gas Producers	151,434	1.4
Oil Services	140,850	1.3
Agricultural Commodities	130,941	1.3
	948,749	9.0
> Other Industries
Transportation	305,407	2.9
Regulated Utilities	99,476	0.9
Real Estate	97,758	0.9
	502,641	4.7
	Value	Percentage of Net Assets
> Health Care
Medical Supplies	$168,241	1.5
	168,241	1.5
Total Equities:	10,307,024	97.3
Short-Term Investments:	952,603	9.0
Securities Lending Collateral:	86,100	0.8
Total Investments:	11,345,727	107.1
Obligation to Return Collateral for Securities Loaned:	(86,100)	(0.8)
Cash and Other Assets Less Liabilities:	(669,816)	(6.3)
Net Assets:	$10,589,811	100.0

See accompanying notes to financial statements.

Columbia Acorn European Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	9/30/12	12/31/12
Purchases
Europe
> United Kingdom
Abcam	3,190	5,300
BBA Aviation	7,480	9,339
Charles Taylor	22,220	28,000
Elementis	5,768	8,300
Greggs	3,200	5,000
IG Group	0	4,000
Intertek Group	500	660
JLT Group	1,827	5,500
Ocado	25,000	31,000
WH Smith	3,500	4,300
> France
Neopost	600	900
Saft	1,300	1,829
> Germany
CTS Eventim	590	882
Stratec Biomedical Systems	500	965
TAG Immobilien	0	2,500
> Switzerland
Dufry Group	480	638
> Netherlands
Aalberts Industries	3,400	3,573
Imtech	1,499	2,575
> Sweden
Sweco	4,570	5,745
> Italy
Geox	13,500	17,223
> Finland
Vacon	0	1,000
> Norway
Atea	5,310	6,044
> Belgium
EVS Broadcast Equipment	630	830
> Turkey
Bizim Toptan	0	761
Asia
> Indonesia
Archipelago Resources	0	83,300
> Hong Kong
L'Occitane International	13,000	18,000
	Number of Shares
	9/30/12	12/31/12
Sales
Europe
> United Kingdom
Premier Oil	2,315	0
Rotork	660	95
> Netherlands
Koninklijke TenCate	975	0
> Italy
Fiat	4,400	0
Other Countries
> United States
Velti	2,550	0

See accompanying notes to financial statements.

Columbia Acorn European Fund

Statement of Investments, December 31, 2012

Number of Shares			Value
			Equities: 93.7%
Europe 88.2%
	> United Kingdom 21.5%
28,000	Charles Taylor		$76,642
	Insurance Services
5,500	JLT Group		71,227
	International Business Insurance Broker
8,500	Domino's Pizza UK & Ireland		69,388
	Pizza Delivery in UK, Ireland & Germany
2,470	Rightmove		58,069
	Internet Real Estate Listings
4,300	WH Smith		47,061
	Newsprint, Books & General Stationery Retailer
31,000	Ocado (a)		44,285
	Leading Online Grocery Retailer
1,000	Asos (a)		44,108
	Internet-based Retailer to Hipsters Up to Age 35
5,000	Greggs		37,299
	Bakery
9,339	BBA Aviation		34,080
	Aviation Support Services
660	Intertek Group		33,526
	Testing, Inspection, Certification Services
886	Spirax Sarco		33,175
	Steam Systems for Manufacturing & Process Industries
5,300	Abcam		33,168
	Online Sales of Antibodies
8,300	Elementis		31,691
	Clay-based Additives
3,408	Shaftesbury		31,351
	London Prime Retail REIT
4,000	IG Group		29,439
	On-line Retail Spread Betting Platform
877	Aggreko		25,028
	Temporary Power & Temperature Control Services
95	Rotork		3,966
	Valve Actuators for Oil & Water Pipelines
			703,503
	> France 13.1%
570	Eurofins Scientific		92,720
	Food, Pharmaceuticals & Materials Screening & Testing
1,650	1000	mercis	89,077
	Interactive Advertising & Marketing
900	Gemalto		81,238
	Digital Security Solutions
900	Neopost		47,729
	Postage Meter Machines
1,829	Saft		43,043
	Niche Battery Manufacturer
556	Norbert Dentressangle		42,896
	Leading European Logistics & Transport Group
12,000	Hi-Media (a)		33,045
	Online Advertiser in Europe
			429,748
Number of Shares		Value
	> Germany 11.7%
2,906	Wirecard	$71,742
	Online Payment Processing & Risk Management
233	Rational	67,306
	Commercial Ovens
965	Stratec Biomedical Systems	48,141
	Diagnostic Instrumentation
420	Bertrandt	42,168
	Outsourced Engineering
1,166	NORMA Group	32,320
	Clamps for Automotive & Industrial Applications
360	Dürr	32,259
	Automotive Plant Engineering & Associated Capital Equipment
2,500	TAG Immobilien	31,332
	Owner of Residential Properties in Germany
882	CTS Eventim	31,079
	Event Ticket Sales
230	Pfeiffer Vacuum	28,028
	Vacuum Pumps
		384,375
	> Switzerland 10.4%
414	Geberit (a)	91,773
	Plumbing Supplies
384	Partners Group	88,773
	Private Markets Asset Management
638	Dufry Group (a)	84,364
	Operates Airport Duty Free & Duty Paid Shops
20	Sika	46,259
	Chemicals for Construction & Industrial Applications
643	Zehnder	31,093
	Radiators & Heat Recovery Ventilation Systems
		342,262
	> Netherlands 10.2%
3,573	Aalberts Industries	74,805
	Flow Control & Heat Treatment
2,011	UNIT4	60,705
	Business Software Development
2,575	Imtech	59,810
	Technical Installation & Maintenance
1,577	TKH Group	40,819
	Dutch Industrial Conglomerate
1,680	Arcadis	39,889
	Engineering Consultants
263	Core Labs	28,748
	Oil & Gas Reservoir Consulting
402	Vopak	28,416
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		333,192
	> Sweden 5.7%
3,370	Hexagon	85,221
	Design, Measurement & Visualization Software & Equipment
5,745	Sweco	64,490
	Engineering Consultants

See accompanying notes to financial statements.

Columbia Acorn European Fund

Statement of Investments, continued

Number of Shares		Value
	> Sweden—continued
1,211	Unibet	$38,770
	European Online Gaming Operator
		188,481
	> Italy 3.8%
17,223	Geox	49,987
	Apparel & Shoe Maker
300	Tod's	38,091
	Leather Shoes & Bags
2,800	Pirelli	32,261
	Global Tire Supplier
5,391	CIR	5,683
	Italian Holding Company
		126,022
	> Finland 2.2%
1,000	Vacon	53,062
	Leading Independent Manufacturer of Variable Speed Alternating Current Drives
1,063	Stockmann	19,093
	Department Store & Fashion Retailer in Scandinavia & Russia
		72,155
	> Norway 2.0%
6,044	Atea	64,664
	Leading Nordic IT Hardware/Software Reseller & Installation Company
		64,664
	> Belgium 1.5%
830	EVS Broadcast Equipment	48,802
	Digital Live Mobile Production Software & Systems
		48,802
	> Iceland 1.5%
43,750	Marel	48,235
	Largest Manufacturer of Poultry & Fish Processing Equipment
		48,235
	> Portugal 1.1%
13,480	Redes Energéticas Nacionais	36,565
	Portuguese Power Transmission & Gas Transportation
		36,565
	> Denmark 1.0%
700	Solar	32,055
	Technical Wholesaler of Electrical, Plumbing & HVAC Equipment
		32,055
	> Czech Republic 0.9%
140	Komercni Banka	29,596
	Leading Czech Universal Bank
		29,596
	> Russia 0.7%
1,049	Yandex (a)	22,627
	Search Engine for Russian & Turkish Languages
		22,627
Number of Shares		Value
	> Poland 0.5%
4,000	FX Energy (a)	$16,440
	Oil & Gas Producer in Poland
		16,440
	> Turkey 0.4%
761	Bizim Toptan (a)	11,892
	Cash & Carry Stores in Turkey
		11,892
Europe: Total		2,890,614
Asia 4.2%
	> Indonesia 2.5%
83,300	Archipelago Resources (a)	81,190
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
		81,190
	> Hong Kong 1.7%
18,000	L'Occitane International	57,597
	Skin Care & Cosmetics Producer
		57,597
Asia: Total		138,787
Other Countries 1.3%
	> Canada 1.3%
3,270	Alliance Grain Traders	42,934
	Global Leader in Pulse Processing & Distribution
		42,934
Other Countries: Total		42,934
Total Equities: 93.7% (Cost: $2,679,610)		3,072,335	(b)
Short-Term Investments: 8.2%
269,451	J.P. Morgan U.S. Government Money Market Fund - Agency Shares (7 day yield of 0.01%)	269,451
Total Short-Term Investments: 8.2% (Cost: $269,451)		269,451
Total Investments: 101.9% (Cost: $2,949,061)(c)		3,341,786
Cash and Other Assets Less Liabilities: (1.9)%		(63,751)
Net Assets: 100.0%		$3,278,035

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

> Notes to Statement of Investments

(a)  Non-income producing security.

(b)  On December 31, 2012, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$1,402,111	42.8
British Pound	784,693	23.9
Swiss Franc	342,262	10.4
Swedish Krona	188,481	5.8
Other currencies less than 5% of total net assets	354,788	10.8
Total Equities	$3,072,335	93.7

(c)  At December 31, 2012, for federal income tax purposes, the cost of investments was $2,957,119 and net unrealized appreciation was $384,667 consisting of gross unrealized appreciation of $452,659 and gross unrealized depreciation of $67,992.

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee (the Committee) of the Fund's Board of Trustees (the Board) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.

  Under the direction of the Board, the Committee is responsible for carrying out the valuation procedures approved by the Board.

  The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which the investment manager believes that available market quotations are unreliable, to review the appropriateness of the Trust's Portfolio Pricing Policy and the pricing procedures of the investment manager (the Policies), and to review the continuing appropriateness of the current value of any security subject to the Policies. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; and circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.

  For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Funds' securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.

The following table summarizes the inputs used, as of December 31, 2012, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$67,815	$2,822,799	$-	$2,890,614
Asia	-	138,787	-	138,787
Other Countries	42,934	-	-	42,934
Total Equities	110,749	2,961,586	-	3,072,335
Total Short-Term Investments	269,451	-	-	269,451
Total Investments	$380,200	$2,961,586	$-	$3,341,786

See accompanying notes to financial statements.

Columbia Acorn European Fund

Statement of Investments, continued

> Notes to Statement of Investments

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Columbia Acorn European Fund

Portfolio Diversification

At December 31, 2012, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$349,542	10.7
Machinery	293,017	8.9
Conglomerates	121,307	3.7
Electrical Components	96,106	2.9
Construction	91,774	2.8
Industrial Materials & Specialty Chemicals	77,950	2.4
Outsourcing Services	42,168	1.3
Industrial Distribution	32,055	1.0
	1,103,919	33.7
> Consumer Goods & Services
Retail	187,602	5.7
Nondurables	95,688	2.9
Restaurants	69,388	2.1
Apparel	69,080	2.1
Other Durable Goods	63,353	1.9
Consumer Goods Distribution	44,108	1.4
Casinos & Gaming	38,770	1.2
Food & Beverage	37,299	1.1
Other Entertainment	31,079	1.0
	636,367	19.4
> Information
Business Software	145,926	4.4
Computer Hardware & Related Equipment	130,041	4.0
Business Information & Marketing Services	89,077	2.7
Internet Related	80,696	2.5
Financial Processors	71,742	2.2
Computer Services	64,664	2.0
Advertising	33,045	1.0
	615,191	18.8
> Finance
Insurance	147,868	4.5
Brokerage & Money Management	118,212	3.6
Banks	29,596	0.9
	295,676	9.0
> Energy & Minerals
Mining	109,939	3.3
Agricultural Commodities	42,934	1.3
Oil Refining, Marketing & Distribution	28,416	0.9
Oil & Gas Producers	16,440	0.5
	197,729	6.0
	Value	Percentage of Net Assets
> Other Industries
Real Estate	$62,683	1.9
Transportation	42,896	1.3
Regulated Utilities	36,564	1.1
	142,143	4.3
> Health Care
Medical Equipment & Devices	48,141	1.5
Medical Supplies	33,169	1.0
	81,310	2.5
Total Equities:	3,072,335	93.7
Short-Term Investments:	269,451	8.2
Total Investments:	3,341,786	101.9
Cash and Other Assets Less Liabilities:	(63,751)	(1.9)
Net Assets:	$3,278,035	100.0

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2012	Columbia Acorn Fund			Columbia Acorn International		Columbia Acorn USA			Columbia Acorn International Select
Assets:
Unaffiliated investments, at cost		$8,791,073,761		$5,151,321,929			$1,091,639,658			$327,642,034
Affiliated investments, at cost (See Note 4)		2,466,414,630		112,040,756			3,624,095			—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $368,048,192; Columbia Acorn International $125,494,564; Columbia Acorn USA $50,627,612; Columbia Acorn International Select $6,077,787; Columbia Acorn Select $10,135,994; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $84,708; Columbia Acorn European Fund $—)		$13,932,301,078		$6,677,312,055			$1,643,764,447			$385,941,325
Affiliated investments, at value (See Note 4)		3,952,846,905		183,261,261			3,232,000			—
Cash		—		—			—			—
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $6,525,747; Columbia Acorn USA $—; Columbia Acorn International Select $61; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $1,168; Columbia Acorn European Fund $—)		—		6,750,603			—			62
Receivable for:
Investments sold		16,286,994		7,267,659			3,338,740			—
Fund shares sold		68,211,999		13,794,588			6,833,315			2,634,979
Dividends and interest		7,537,489		5,054,931			613,603			280,461
Securities lending income		1,529,160		215,947			169,559			7,005
Foreign tax reclaims		234,119		4,031,568			—			214,919
Expense reimbursement due from Adviser		—		3,472			—			—
Trustees' deferred compensation investments		2,668,496		774,532			228,226			—
Other assets		279,704		70,654			18,384			3,883
Total Assets		17,981,895,944		6,898,537,270			1,658,198,274			389,082,634
Liabilities:
Payable to custodian bank		218,390		—			11,582			—
Collateral on securities loaned		371,676,935		131,072,367			51,263,955			6,389,590
Unrealized depreciation on forward foreign currency exchange contracts		—		—			—			411,753
Payable for:
Investments purchased		20,285,925		10,036,277			4,251,671			588,894
Fund shares redeemed		58,768,193		10,080,883			1,713,554			1,036,400
Management fee		907,328		415,756			110,751			28,942
Administration fee		54,690		21,182			4,964			1,190
12b-1 Service and Distribution fees		128,684		29,239			5,657			2,376
Reports to shareholders		898,725		444,010			161,450			37,735
Deferred Trustees' fees		2,668,496		774,532			228,226			—
Transfer agent fees		1,996,074		506,158			255,326			28,746
Trustees' fees		16,852		19,641			1,579			35,622
Custody fees		930		279,308			2,155			16,290
Professional fee		292,774		128,924			50,264			32,041
Chief compliance officer expenses		19,744		5,464			1,980			253
Deferred foreign capital gains tax payable		—		779,466			—			—
Other liabilities		96,293		146,457			40,487			18,748
Total Liabilities		458,030,033		154,739,664			58,103,601			8,628,580
Net Assets		$17,523,865,911		$6,743,797,606			$1,600,094,673			$380,454,054
Composition of Net Assets:
Paid-in capital		$10,730,224,359		$5,408,888,462			$1,050,613,572			$338,142,976
Undistributed (Overdistributed) net investment income		(27,792,423)		(74,303,358)			(4,074,947)			(22,556,622)
Accumulated net realized gain (loss)		193,768,390		(187,066,939)			1,823,354			6,989,036
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		5,141,227,317		1,525,990,126			552,124,789			58,299,291
Affiliated investments (See Note 4)		1,486,432,275		71,220,505			(392,095)			—
Foreign currency translations		5,993		(151,724)			—			(8,874)
Forward foreign currency exchange contracts		—		—			—			(411,753)
Foreign capital gains tax		—		(779,466)			—			—
Net Assets		$17,523,865,911		$6,743,797,606			$1,600,094,673			$380,454,054
Net asset value per share – Class A (a)		$29.36		$40.79			$28.21			$25.61
(Net assets/shares)		($3,233,494,173/ 110,115,360)		($1,007,236,229/ 24,691,595)			($152,163,790/ 5,394,458)			($74,166,705/ 2,895,670)
Maximum offering price per share – Class A (b)		$31.15		$43.28			$29.93			$27.17
(Net asset value per share/front-end sales charge)	($29.36/0.9425)			($40.79/0.9425)		($28.21/0.9425)			($25.61/0.9425)
Net asset value and offering price per share – Class B (a)		$26.80		$39.67			$25.81			$24.40
(Net assets/shares)		($33,623,177/ 1,254,671)		($17,909,992/ 451,423)			($1,055,794/ 40,908)			($1,250,387/ 51,243)
Net asset value and offering price per share – Class C (a)		$26.34		$39.50			$25.49			$24.28
(Net assets/shares)		($756,709,209/ 28,728,670)		($92,747,897/ 2,347,814)			($31,410,280/ 1,232,210)			($9,785,692/ 403,025)
Net asset value and offering price per share – Class I (c)		$30.47		$40.86			$29.47	(d)		$25.85	(d)
(Net assets/shares)		($58,652,328/ 1,924,717)		($97,483,849/ 2,385,999)		($3,039/103)			($2,475/96)
Net asset value and offering price per share – Class R (c)		$—		$40.79			$—			$—
(Net assets/shares)	($	—/—)		($2,799,425/68,635)		($	—/—)		($	—/—)
Net asset value and offering price per share – Class R4 (c)		$30.90	(e)	$41.08	(d)(e)		$29.92	(e)		$25.99	(d)(e)
(Net assets/shares)	($17,087/553)			($15,459/376)		($14,930/499)			($13,006/500)
Net asset value and offering price per share – Class R5 (c)		$30.88	(d)(e)	$40.81			$29.90	(d)(e)		$25.98	(d)(e)
(Net assets/shares)	($2,524/82)			($242,486/5,942)		($2,487/83)			($2,167/83)
Net asset value and offering price per share – Class Y (c)		$30.90	(e)	$41.08	(e)		$29.93	(d)(e)		$25.98	(d)(e)
(Net assets/shares)		($67,012,003/ 2,168,603)		($30,856,334/ 751,123)		($2,486/83)			($2,166/83)
Net asset value and offering price per share – Class Z (c)		$30.45		$40.84			$29.45			$25.86
(Net assets/shares)		($13,374,355,410/ 439,157,444)		($5,494,505,935/ 134,552,036)			($1,415,441,867/ 48,061,766)			($295,231,456/ 11,417,033)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value.

(d)  Net asset value per share rounds to this amount due to fractional shares outstanding.

(e)  Shares commenced operations on November 8, 2012.

See accompanying notes to financial statements.

December 31, 2012	Columbia Acorn Select			Columbia Thermostat Fund			Columbia Acorn Emerging Markets Fund			Columbia Acorn European Fund
Assets:
Unaffiliated investments, at cost		$594,846,407			$—			$9,890,621			$2,949,061
Affiliated investments, at cost (See Note 4)		77,398,151			824,225,379			—			—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $368,048,192; Columbia Acorn International $125,494,564; Columbia Acorn USA $50,627,612; Columbia Acorn International Select $6,077,787; Columbia Acorn Select $10,135,994; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $84,708; Columbia Acorn European Fund $—)		$896,645,938			$—			$11,345,727			$3,341,786
Affiliated investments, at value (See Note 4)		48,024,166			868,281,222			—			—
Cash		68,495			—			—			—
Foreign currency (cost: Columbia Acorn Fund $—; Columbia Acorn International $6,525,747; Columbia Acorn USA $—; Columbia Acorn International Select $61; Columbia Acorn Select $—; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $1,168; Columbia Acorn European Fund $—)		—			—			1,168			—
Receivable for:
Investments sold		46,942,769			—			—			1,690
Fund shares sold		1,001,128			8,844,857			113,273			10,066
Dividends and interest		687,570			1,134,771			1,128			370
Securities lending income		35,665			—			49			1
Foreign tax reclaims		10,340			—			1,842			2,410
Expense reimbursement due from Adviser		—			7,003			3,306			2,953
Trustees' deferred compensation investments		270,217			—			—			—
Other assets		12,031			5,478			70			26
Total Assets		993,698,319			878,273,331			11,466,563			3,359,302
Liabilities:
Payable to custodian bank		—			—			—			—
Collateral on securities loaned		11,106,378			—			86,100			—
Unrealized depreciation on forward foreign currency exchange contracts		—			—			—			—
Payable for:
Investments purchased		1,776,748			2,587,560			703,201			790
Fund shares redeemed		14,494,223			862,727			14,518			23,910
Management fee		66,113			7,087			1,058			318
Administration fee		3,056			2,740			33			10
12b-1 Service and Distribution fees		10,743			27,362			107			18
Reports to shareholders		146,424			34,613			10,890			10,900
Deferred Trustees' fees		270,217			—			—			—
Transfer agent fees		121,709			48,342			459			66
Trustees' fees		1,078			20,647			468			334
Custody fees		1,813			834			7,253			5,090
Professional fee		42,013			20,398			25,195			25,137
Chief compliance officer expenses		1,432			1,233			3			1
Deferred foreign capital gains tax payable		—			—			12,859			—
Other liabilities		29,458			37,091			14,608			14,693
Total Liabilities		28,071,405			3,650,634			876,752			81,267
Net Assets		$965,626,914			$874,622,697			$10,589,811			$3,278,035
Composition of Net Assets:
Paid-in capital		$658,289,312			$843,632,414			$9,279,708			$2,895,563
Undistributed (Overdistributed) net investment income		2,866,367			650,727			(17,167)			(8,259)
Accumulated net realized gain (loss)		32,045,843			(13,716,287)			(114,816)			(2,063)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		301,799,531			—			1,455,106			392,725
Affiliated investments (See Note 4)		(29,373,985)			44,055,843			—			—
Foreign currency translations		(154)			—			(161)			69
Forward foreign currency exchange contracts		—			—			—			—
Foreign capital gains tax		—			—			(12,859)			—
Net Assets		$965,626,914			$874,622,697			$10,589,811			$3,278,035
Net asset value per share – Class A (a)		$24.72			$14.29			$12.04			$11.76
(Net assets/shares)		($271,628,345/ 10,989,670)			($323,749,858/ 22,652,039)			($3,103,467/ 257,660)			($453,307/ 38,560)
Maximum offering price per share – Class A (b)		$26.23			$15.16			$12.77			$12.48
(Net asset value per share/front-end sales charge)	($24.72/0.9425)			($14.29/0.9425)			($12.04/0.9425)			($11.76/0.9425)
Net asset value and offering price per share – Class B (a)		$22.75			$14.39			$—			$—
(Net assets/shares)		($9,937,628/ 436,746)			($4,479,695/ 311,294)		($	—/—)		($	—/—)
Net asset value and offering price per share – Class C (a)		$22.48			$14.39			$12.01			$11.73
(Net assets/shares)		($57,308,635/ 2,548,954)			($253,640,911/ 17,628,876)			($615,451/ 51,234)			($88,963/ 7,582)
Net asset value and offering price per share – Class I (c)		$25.63			$—			$12.08			$11.75	(d)
(Net assets/shares)		($39,053,882/ 1,523,839)		($	—/—)		($6,101/505)			($5,985/509)
Net asset value and offering price per share – Class R (c)		$—			$—			$—			$—
(Net assets/shares)	($	—/—)		($	—/—)		($	—/—)		($	—/—)
Net asset value and offering price per share – Class R4 (c)		$25.92	(e)		$14.19	(e)		$12.14	(d)(e)		$—
(Net assets/shares)	($15,008/579)			($15,114/1,065)			($15,924/1,311)			($	—/—)
Net asset value and offering price per share – Class R5 (c)		$25.93	(d)(e)		$14.19	(d)(e)		$12.14	(d)(e)		$11.86	(d)(e)
(Net assets/shares)	($2,501/96)			($2,520/178)			($2,653/219)			($2,650/223)
Net asset value and offering price per share – Class Y (c)		$25.98	(d)(e)		$14.18	(d)(e)		$—			$—
(Net assets/shares)	($2,502/96)			($2,518/178)			($	—/—)		($	—/—)
Net asset value and offering price per share – Class Z (c)		$25.57			$14.13			$12.07			$11.76
(Net assets/shares)		($587,678,413/ 22,983,300)			($292,732,081/ 20,721,743)			($6,846,215/ 567,354)			($2,727,130/ 231,922)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations For the Year Ended December 31, 2012

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select
Investment Income:
Dividend income	$159,371,982	$163,085,641	$20,822,554	$11,895,529
Dividend income from affiliates (See Note 4)	64,771,821	3,449,258	640,000	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—
Interest income	80	39,718	—	3,706
Securities lending income, net	13,829,543	1,953,896	1,754,009	38,971
	237,973,426	168,528,513	23,216,563	11,938,206
Foreign taxes withheld	(2,724,315)	(15,916,807)	(13,608)	(1,238,581)
Total Investment Income	235,249,111	152,611,706	23,202,955	10,699,625
Expenses:
Management fee	112,165,480	47,191,198	14,027,089	3,407,749
Administration fee	6,786,725	2,408,151	631,621	140,638
12b-1 Service and Distribution fees:
Class A	8,411,136	2,428,249	404,377	156,318
Class B	369,947	159,618	12,846	11,380
Class C	7,641,208	964,952	320,406	91,391
Class R	—	6,596	—	—
Transfer agent fees:
Class A	3,092,580	1,518,464	161,367	72,453
Class B	86,533	80,272	4,728	3,578
Class C	628,306	138,828	25,903	13,840
Class R	—	1,940	—	—
Class R4	3	3	3	3
Class R5	—	353	—	—
Class Z	7,557,416	2,732,248	1,510,571	199,463
Trustees' fees	970,891	336,803	92,597	27,839
Custody fees	762,741	1,675,551	20,961	115,015
Registration and blue sky fees	252,212	214,331	150,912	146,958
Reports to shareholders	2,480,740	1,393,048	522,940	142,414
Audit fees	98,941	154,323	45,526	46,202
Legal fees	1,636,932	576,736	155,016	33,150
Interest expense (See Note 5)	—	—	742	247
Chief compliance officer expenses (See Note 4)	479,405	168,581	44,835	8,809
Organizational expenses (See Note 4)	—	—	—	—
Other expenses	779,409	448,035	80,017	20,227
Total Expenses	154,200,605	62,598,280	18,212,457	4,637,674
Less custody earnings credit	(762,741)	(323,112)	(10,325)	(27,768)
Less reimbursement of expenses by Investment Manager (See Note 4)	—	(414,204)	—	—
Net Expenses	153,437,864	61,860,964	18,202,132	4,609,906
Net Investment Income	81,811,247	90,750,742	5,000,823	6,089,719
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
Unaffiliated investments	1,113,526,734	141,080,163	120,638,007	37,862,228
Affiliated investments (See Note 4)	4,469,667	(103,501)	—	—
Foreign currency transactions	(251,943)	(2,522,072)	—	(133,506)
Forward foreign currency exchange contracts	—	5,422,582	—	(324,460)
Distributions from affiliated investment company shares	—	—	—	—
Net realized gain (loss)	1,117,744,458	143,877,172	120,638,007	37,404,262
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	1,224,609,167	923,634,193	149,564,276	26,469,865
Affiliated investments (See Note 4)	408,220,687	31,907,664	(83,200)	—
Foreign currency translations	18,321	(71,882)	—	3,771
Forward foreign currency exchange contracts	—	(4,539,004)	—	536,271
Foreign capital gains tax	—	1,541,277	—	—
Net change in unrealized appreciation (depreciation)	1,632,848,175	952,472,248	149,481,076	27,009,907
Net realized and unrealized gain	2,750,592,633	1,096,349,420	270,119,083	64,414,169
Net Increase in Net Assets from Operations	$2,832,403,880	$1,187,100,162	$275,119,906	$70,503,888

See accompanying notes to financial statements.

	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
Investment Income:
Dividend income	$15,090,039	$—	$172,638	$52,254
Dividend income from affiliates (See Note 4)	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	13,324,451	—	—
Interest income	—	—	3	11
Securities lending income, net	2,022,571	—	340	167
	17,112,610	13,324,451	172,981	52,432
Foreign taxes withheld	(80,355)	—	(15,229)	(6,061)
Total Investment Income	17,032,255	13,324,451	157,752	46,371
Expenses:
Management fee	9,810,516	482,102	78,222	26,888
Administration fee	458,713	186,962	2,427	876
12b-1 Service and Distribution fees:
Class A	796,812	455,829	3,350	572
Class B	130,133	50,533	—	—
Class C	630,190	1,232,329	2,606	369
Class R	—	—	—	—
Transfer agent fees:
Class A	342,668	154,868	1,534	124
Class B	35,367	11,640	—	—
Class C	69,251	101,936	381	2
Class R	—	—	—	—
Class R4	3	3	3	—
Class R5	—	—	—	—
Class Z	573,742	104,168	2,190	446
Trustees' fees	71,690	23,389	558	331
Custody fees	36,722	9,384	46,534	17,572
Registration and blue sky fees	139,093	195,995	119,534	106,557
Reports to shareholders	390,663	170,911	38,338	37,432
Audit fees	45,366	24,255	62,868	53,960
Legal fees	109,566	37,009	489	164
Interest expense (See Note 5)	1,408	—	—	—
Chief compliance officer expenses (See Note 4)	29,484	13,837	159	41
Organizational expenses (See Note 4)	—	—	26,291	24,026
Other expenses	194,700	15,093	5,461	4,284
Total Expenses	13,866,087	3,270,243	390,945	273,644
Less custody earnings credit	(33,584)	(4,387)	(398)	(207)
Less reimbursement of expenses by Investment Manager (See Note 4)	—	(321,910)	(292,249)	(242,324)
Net Expenses	13,832,503	2,943,946	98,298	31,113
Net Investment Income	3,199,752	10,380,505	59,454	15,258
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
Unaffiliated investments	146,050,604	—	(60,595)	9,793
Affiliated investments (See Note 4)	(32,861,769)	(680,088)	—	—
Foreign currency transactions	(9,264)	—	(678)	(1,082)
Forward foreign currency exchange contracts	—	—	—	—
Distributions from affiliated investment company shares	—	10,645,025	—	—
Net realized gain (loss)	113,179,571	9,964,937	(61,273)	8,711
Net change in net unrealized appreciation (depreciation) on:
Unaffiliated investments	9,007,034	—	1,589,015	478,541
Affiliated investments (See Note 4)	76,071,172	30,128,824	—	—
Foreign currency translations	(154)	—	(160)	107
Forward foreign currency exchange contracts	—	—	—	—
Foreign capital gains tax	—	—	(11,580)	—
Net change in unrealized appreciation (depreciation)	85,078,052	30,128,824	1,577,275	478,648
Net realized and unrealized gain	198,257,623	40,093,761	1,516,002	487,359
Net Increase in Net Assets from Operations	$201,457,375	$50,474,266	$1,575,456	$502,617

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2012 (a)(b)(c)	2011	2012 (a)(c)	2011 (d)	2012 (a)(b)(c)	2011	2012 (a)(b)(c)	2011
Operations:
Net investment income (loss)	$81,811,247	$(26,857,762)	$90,750,742	$70,395,348	$5,000,823	$(9,383,201)	$6,089,719	$3,857,076
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	1,113,274,791	756,713,680	143,980,673	226,123,538	120,638,007	41,208,252	37,404,262	45,952,002
Net realized gain (loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	4,469,667	(10,816,845)	(103,501)	(3,603,000)	—	(511,503)	—	—
Reimbursement from affiliate (See Note 4)	—	—	—	174,055	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	1,224,627,488	(1,530,795,009)	920,564,584	(1,230,964,786)	149,564,276	(112,789,973)	27,009,907	(89,001,498)
Net change in net unrealized appreciation (depreciation) on affiliated investment companies and affiliated investment company shares	408,220,687	(43,543,412)	31,907,664	22,439,508	(83,200)	875,717	—	—
Net Increase (Decrease) in Net Assets from Operations	2,832,403,880	(855,299,348)	1,187,100,162	(915,435,337)	275,119,906	(80,600,708)	70,503,888	(39,192,420)
Distributions to Shareholders From:
Net investment income – Class A	(6,663,987)	(2,049,259)	(14,411,473)	(21,972,254)	(599,485)	—	(4,362,966)	(1,392,316)
Net realized gain – Class A	(197,512,972)	(144,445,416)	—	—	(11,879,641)	(1,096,345)	(5,497,945)	(901,438)
Net investment income – Class B	—	—	(110,407)	(600,382)	—	—	(72,287)	(22,776)
Net realized gain – Class B	(2,528,156)	(4,964,015)	—	—	(115,000)	(20,402)	(103,484)	(30,723)
Net investment income – Class C	—	—	(564,735)	(2,368,917)	—	—	(545,569)	(70,087)
Net realized gain – Class C	(50,561,092)	(35,290,933)	—	—	(2,747,308)	(216,751)	(788,458)	(150,074)
Net investment income – Class I	(314,994)	(33,681)	(2,000,370)	(675,509)	(23)	—	(176)	(79)
Net realized gain – Class I	(3,228,769)	(670,263)	—	—	(1,468)	(16,297)	(212)	(38)
Net investment income – Class R	—	—	(25,256)	—	—	—	—	—
Net investment income – Class R4	(56)	—	(223)	—	(79)	—	(894)	—
Net realized gain – Class R4	(717)	—	—	—	(1,157)	—	(1,048)	—
Net investment income – Class R5	(11)	—	(16,524)	—	(15)	—	(150)	—
Net realized gain – Class R5	(119)	—	—	—	(193)	—	(175)	—
Net investment income – Class Y	(88,761)	—	(19,488)	—	(16)	—	(151)	—
Net realized gain – Class Y	(850,641)	—	—	—	(193)	—	(174)	—
Net investment income – Class Z	(63,442,374)	(36,822,645)	(111,633,313)	(131,454,754)	(8,664,877)	—	(19,872,784)	(9,039,073)
Net realized gain – Class Z	(774,147,758)	(521,914,461)	—	—	(105,839,468)	(8,480,983)	(23,989,252)	(4,185,448)
Total Distributions to Shareholders	(1,099,340,407)	(746,190,673)	(128,781,789)	(157,071,816)	(129,848,923)	(9,830,778)	(55,235,725)	(15,792,052)
Share Transactions:
Subscriptions – Class A	504,132,337	881,347,513	192,174,434	302,658,475	23,184,962	41,839,313	28,487,144	18,154,050
Distributions reinvested – Class A	192,504,936	134,124,557	13,849,288	18,983,083	11,472,496	993,440	9,540,300	2,039,159
Net assets of shares issued in connection with Merger – Class A	—	—	—	204,929,893	—	—	—	—
Redemptions – Class A	(1,043,161,042)	(1,072,697,473)	(288,655,100)	(251,676,760)	(65,386,017)	(80,479,403)	(22,115,770)	(26,421,899)
Net Increase (Decrease) – Class A	(346,523,769)	(57,225,403)	(82,631,378)	274,894,691	(30,728,559)	(37,646,650)	15,911,674	(6,228,690)
Distributions reinvested – Class B (f)	2,488,680	4,776,785	109,244	558,478	112,821	26,565	171,043	51,060
Net assets of shares issued in connection with Merger – Class B	—	—	—	12,516,646	—	—	—	—
Redemptions – Class B	(42,408,789)	(215,635,845)	(10,614,723)	(13,183,025)	(1,506,892)	(6,779,156)	(821,529)	(1,017,074)
Net Increase (Decrease) – Class B	(39,920,109)	(210,859,060)	(10,505,479)	(107,901)	(1,394,071)	(6,752,591)	(650,486)	(966,014)
Subscriptions – Class C	75,456,034	101,180,823	9,589,255	19,818,591	1,894,599	2,254,840	1,909,549	966,467
Distributions reinvested – Class C	41,007,235	27,312,778	462,763	1,844,621	2,504,682	193,429	1,184,774	188,226
Net assets of shares issued in connection with Merger – Class C	—	—	—	25,563,134	—	—	—	—
Redemptions – Class C	(147,063,884)	(154,449,467)	(31,713,431)	(42,186,965)	(6,051,022)	(5,936,913)	(2,386,931)	(2,975,326)
Net Increase (Decrease) – Class C	(30,600,615)	(25,955,866)	(21,661,413)	5,039,381	(1,651,741)	(3,488,644)	707,392	(1,820,633)

(a)  Class R4 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(b)  Class R5 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(c)  Class Y shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(d)  Class R and Class R5 shares reflect activity for the period from August 15, 2011 (commencement of operations) through December 31, 2011.

(e)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

(f)  Presentation for fiscal year 2011 has been changed to conform to that of the current year.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2012 (a)(b)(c)	2011	2012 (a)(b)(c)	2011	2012 (a)(b)	2011 (e)	2012 (b)	2011 (e)
Operations:
Net investment income (loss)	$3,199,752	$(7,973,307)	$10,380,505	$2,784,210	$59,454	$1,307	$15,258	$(3,253)
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	146,041,340	209,797,019	—	—	(61,273)	(57,599)	8,711	5,764
Net realized gain (loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	(32,861,769)	(66,391,196)	9,964,937	8,878,053	—	—	—	—
Reimbursement from affiliate (See Note 4)	—	—	—	—	—	—	—	—
Net change in net unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	9,006,880	(347,747,328)	—	—	1,577,275	(135,189)	478,648	(85,854)
Net change in net unrealized appreciation (depreciation) on affiliated investment companies and affiliated investment company shares	76,071,172	(112,603,396)	30,128,824	(4,865,908)	—	—	—	—
Net Increase (Decrease) in Net Assets from Operations	201,457,375	(324,918,208)	50,474,266	6,796,355	1,575,456	(191,481)	502,617	(83,343)
Distributions to Shareholders From:
Net investment income – Class A	—	(7,161,966)	(5,054,209)	(1,706,583)	(15,490)	—	(1,646)	(796)
Net realized gain – Class A	(22,932,516)	—	—	—	—	—	(87)	(207)
Net investment income – Class B	—	(499,744)	(54,808)	(351,024)	—	—	—	—
Net realized gain – Class B	(1,087,328)	—	—	—	—	—	—	—
Net investment income – Class C	—	(672,184)	(2,121,887)	(405,817)	—	—	(20)	(16)
Net realized gain – Class C	(5,136,384)	—	—	—	—	—	(8)	(8)
Net investment income – Class I	—	(140,882)	—	—	(61)	—	(48)	(38)
Net realized gain – Class I	(2,740,487)	—	—	—	—	—	(2)	(8)
Net investment income – Class R	—	—	—	—	—	—	—	—
Net investment income – Class R4	—	—	(272)	—	(135)	—	—	—
Net realized gain – Class R4	(872)	—	—	—	—	—	—	—
Net investment income – Class R5	—	—	(45)	—	(24)	—	(17)	—
Net realized gain – Class R5	(145)	—	—	—	—	—	—	—
Net investment income – Class Y	—	—	(46)	—	—	—	—	—
Net realized gain – Class Y	(145)	—	—	—	—	—	—	—
Net investment income – Class Z	—	(22,715,133)	(5,300,668)	(1,460,001)	(60,520)	—	(20,402)	(10,925)
Net realized gain – Class Z	(51,934,084)	—	—	—	—	—	(815)	(2,458)
Total Distributions to Shareholders	(83,831,961)	(31,189,909)	(12,531,935)	(3,923,425)	(76,230)	—	(23,045)	(14,456)
Share Transactions:
Subscriptions – Class A	40,027,597	72,440,740	273,105,947	44,384,781	2,701,324	351,565	295,687	163,602
Distributions reinvested – Class A	21,373,765	6,306,938	4,549,410	1,390,763	15,419	—	1,697	1,003
Net assets of shares issued in connection with Merger – Class A	—	—	—	—	—	—	—	—
Redemptions – Class A	(159,108,074)	(203,498,579)	(48,212,223)	(11,538,308)	(234,401)	(12,847)	(46,529)	—
Net Increase (Decrease) – Class A	(97,706,712)	(124,750,901)	229,443,134	34,237,236	2,482,342	338,718	250,855	164,605
Distributions reinvested – Class B (f)	1,050,259	464,296	52,935	381,262	—	—	—	—
Net assets of shares issued in connection with Merger – Class B	—	—	—	—	—	—	—	—
Redemptions – Class B	(19,619,654)	(37,412,784)	(7,803,976)	(18,369,136)	—	—	—	—
Net Increase (Decrease) – Class B	(18,569,395)	(36,948,488)	(7,751,041)	(17,987,874)	—	—	—	—
Subscriptions – Class C	3,033,655	3,602,724	220,660,384	15,268,427	479,073	137,805	102,697	5,000
Distributions reinvested – Class C	4,111,417	494,683	1,498,365	312,780	—	—	28	23
Net assets of shares issued in connection with Merger – Class C	—	—	—	—	—	—	—	—
Redemptions – Class C	(17,080,513)	(23,948,063)	(11,490,278)	(4,725,014)	(62,650)	(10,000)	(23,910)	—
Net Increase (Decrease) – Class C	(9,935,441)	(19,850,656)	210,668,471	10,856,193	416,423	127,805	78,815	5,023

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2012 (a)(b)(c)	2011	2012 (a)(c)	2011 (d)	2012 (a)(b)(c)	2011	2012 (a)(b)(c)	2011
Subscriptions – Class I	67,198,938	17,610,293	89,544,891	27,930,224	2,149,882	11,069,761	—	—
Distributions reinvested – Class I	3,543,577	703,825	1,999,919	675,441	1,223	16,280	—	—
Net assets of shares issued in connection with Merger – Class I	—	—	—	152,987,093	—	—	—	—
Redemptions – Class I	(30,814,450)	(13,595,009)	(56,555,211)	(184,759,915)	(4,920,409)	(38,709,258)	—	—
Net Increase (Decrease) – Class I	39,928,065	4,719,109	34,989,599	(3,167,157)	(2,769,304)	(27,623,217)	—	—
Subscriptions – Class R	—	—	4,849,766	369,489	—	—	—	—
Distributions reinvested – Class R	—	—	20,880	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R	—	—	—	2,027,456	—	—	—	—
Redemptions – Class R	—	—	(4,484,989)	(76,789)	—	—	—	—
Net Increase – Class R	—	—	385,657	2,320,156	—	—	—	—
Subscriptions – Class R4	16,900	—	15,000	—	15,000	—	15,000	—
Net Increase – Class R4	16,900	—	15,000	—	15,000	—	15,000	—
Subscriptions – Class R5	2,500	—	445	2,624	2,500	—	2,500	—
Distributions reinvested – Class R5	—	—	5,613	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R5	—	—	—	2,232,537	—	—	—	—
Redemptions – Class R5	—	—	(2,089,711)	(7)	—	—	—	—
Net Increase (Decrease) – Class R5	2,500	—	(2,083,653)	2,235,154	2,500	—	2,500	—
Subscriptions – Class Y	66,583,143	—	30,626,355	—	2,500	—	2,500	—
Distributions reinvested – Class Y	939,270	—	19,448	—	—	—	—	—
Redemptions – Class Y	(326,942)	—	—	—	—	—	—	—
Net Increase – Class Y	67,195,471	—	30,645,803	—	2,500	—	2,500	—
Subscriptions – Class Z	1,687,350,294	2,172,346,851	1,168,999,243	965,616,527	222,245,731	349,840,792	86,732,266	45,935,610
Distributions reinvested – Class Z	734,024,683	471,639,563	86,747,474	91,323,594	102,214,147	7,533,719	21,542,287	5,069,068
Redemptions – Class Z	(2,657,246,336)	(2,515,311,322)	(936,482,410)	(973,864,897)	(391,557,641)	(331,532,754)	(85,460,095)	(113,289,031)
Net Increase (Decrease) – Class Z	(235,871,359)	128,675,092	319,264,307	83,075,224	(67,097,763)	25,841,757	22,814,458	(62,284,353)
Net Increase (Decrease) from Share Transactions	(545,772,916)	(160,646,128)	268,418,443	364,289,548	(103,621,438)	(49,669,345)	38,803,038	(71,299,690)
Increase from regulatory settlements (See Note 7)	—	—	107,802	107,617	—	—	—	—
Increase from contribution from affiliate (See Note 4)	—	—	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	1,187,290,557	(1,762,136,149)	1,326,844,618	(708,109,988)	41,649,545	(140,100,831)	54,071,201	(126,284,162)
Net Assets:
Beginning of period	16,336,575,354	18,098,711,503	5,416,952,988	6,125,062,976	1,558,445,128	1,698,545,959	326,382,853	452,667,015
End of period	$17,523,865,911	$16,336,575,354	$6,743,797,606	$5,416,952,988	$1,600,094,673	$1,558,445,128	$380,454,054	$326,382,853
Undistributed (Overdistributed) net investment income	$(27,792,423)	$(32,073,997)	$(74,303,358)	$(60,514,153)	$(4,074,947)	$(167,486)	$(22,556,622)	$(5,294,000)

(a)  Class R4 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(b)  Class R5 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(c)  Class Y shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(d)  Class R and Class R5 shares reflect activity for the period from August 15, 2011 (commencement of operations) through December 31, 2011.

(e)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

(f)  Presentation for fiscal year 2011 has been changed to conform to that of the current year.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2012 (a)(b)(c)	2011	2012 (a)(b)(c)	2011	2012 (a)(b)	2011 (e)	2012 (b)	2011 (e)
Subscriptions – Class I	45,199,109	12,447,313	—	—	—	5,000	—	5,000
Distributions reinvested – Class I	2,740,281	140,834	—	—	61	—	50	46
Net assets of shares issued in connection with Merger – Class I	—	—	—	—	—	—	—	—
Redemptions – Class I	(20,749,765)	(8,781,953)	—	—	—	—	—	—
Net Increase (Decrease) – Class I	27,189,625	3,806,194	—	—	61	5,000	50	5,046
Subscriptions – Class R	—	—	—	—	—	—	—	—
Distributions reinvested – Class R	—	—	—	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R	—	—	—	—	—	—	—	—
Redemptions – Class R	—	—	—	—	—	—	—	—
Net Increase – Class R	—	—	—	—	—	—	—	—
Subscriptions – Class R4	15,000	—	15,000	—	15,000	—	—	—
Net Increase – Class R4	15,000	—	15,000	—	15,000	—	—	—
Subscriptions – Class R5	2,500	—	2,500	—	2,500	—	2,500	—
Distributions reinvested – Class R5	—	—	—	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R5	—	—	—	—	—	—	—	—
Redemptions – Class R5	—	—	—	—	—	—	—	—
Net Increase (Decrease) – Class R5	2,500	—	2,500	—	2,500	—	2,500	—
Subscriptions – Class Y	2,500	—	2,500	—	—	—	—	—
Distributions reinvested – Class Y	—	—	—	—	—	—	—	—
Redemptions – Class Y	—	—	—	—	—	—	—	—
Net Increase – Class Y	2,500	—	2,500	—	—	—	—	—
Subscriptions – Class Z	92,416,113	177,361,634	280,471,623	42,101,307	3,279,578	2,948,759	774,240	1,588,892
Distributions reinvested – Class Z	40,196,957	17,487,932	3,443,888	1,165,088	58,786	—	20,822	13,383
Redemptions – Class Z	(476,230,534)	(653,288,529)	(69,222,297)	(14,913,772)	(392,871)	(35)	(7,954)	(15)
Net Increase (Decrease) – Class Z	(343,617,464)	(458,438,963)	214,693,214	28,352,623	2,945,493	2,948,724	787,108	1,602,260
Net Increase (Decrease) from Share Transactions	(442,619,387)	(636,182,814)	647,073,778	55,458,178	5,861,819	3,420,247	1,119,328	1,776,934
Increase from regulatory settlements (See Note 7)	—	—	—	—	—	—	—	—
Increase from contribution from affiliate (See Note 4)	—	56,666	—	—	—	—	—	—
Total Increase (Decrease) in Net Assets	(324,993,973)	(992,234,265)	685,016,109	58,331,108	7,361,045	3,228,766	1,598,900	1,679,135
Net Assets:
Beginning of period	1,290,620,887	2,282,855,152	189,606,588	131,275,480	3,228,766	—	1,679,135	—
End of period	$965,626,914	$1,290,620,887	$874,622,697	$189,606,588	$10,589,811	$3,228,766	$3,278,035	$1,679,135
Undistributed (Overdistributed) net investment income	$2,866,367	$(324,122)	$650,727	$470,857	$(17,167)	$(922)	$(8,259)	$(340)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2012 (a)(b)(c)	2011	2012 (a)(c)	2011 (d)	2012 (a)(b)(c)	2011	2012 (a)(b)(c)	2011
Subscriptions – Class A	17,231,624	30,308,575	5,036,565	7,713,244	809,060	1,506,914	1,023,664	665,384
Shares issued in reinvestment and capital gains – Class A	6,767,946	4,849,511	349,670	463,002	419,501	37,645	374,787	78,166
Shares issued in connection with merger – Class A	—	—	—	5,466,934	—	—	—	—
Less shares redeemed – Class A	(35,802,801)	(37,724,697)	(7,580,692)	(6,592,650)	(2,274,459)	(2,878,665)	(825,702)	(979,677)
Net Increase (Decrease) – Class A	(11,803,231)	(2,566,611)	(2,194,457)	7,050,530	(1,045,898)	(1,334,106)	572,749	(236,127)
Shares issued in reinvestment and capital gains – Class B (f)	95,443	184,819	2,774	13,998	4,518	1,075	7,046	2,043
Shares issued in connection with merger – Class B	—	—	—	342,758	—	—	—	—
Less shares redeemed – Class B	(1,578,470)	(8,045,886)	(290,213)	(352,784)	(57,586)	(267,391)	(32,062)	(39,168)
Net Increase (Decrease) – Class B	(1,483,027)	(7,861,067)	(287,439)	3,972	(53,068)	(266,316)	(25,016)	(37,125)
Subscriptions – Class C	2,852,549	3,778,865	259,798	519,373	72,817	90,021	71,372	36,299
Shares issued in reinvestment and capital gains – Class C	1,604,270	1,085,991	11,902	46,324	101,628	8,013	49,061	7,679
Shares issued in connection with merger – Class C	—	—	—	702,540	—	—	—	—
Less shares redeemed – Class C	(5,562,067)	(5,913,273)	(870,089)	(1,110,263)	(231,588)	(230,475)	(93,117)	(115,449)
Net Increase (Decrease) – Class C	(1,105,248)	(1,048,417)	(598,389)	157,974	(57,143)	(132,441)	27,316	(71,471)
Subscriptions – Class I	2,226,501	639,251	2,338,136	764,242	69,785	370,935	—	—
Shares issued in reinvestment and capital gains – Class I	119,925	24,710	50,947	16,426	42	593	—	—
Shares issued in connection with merger – Class I	—	—	—	4,062,014	—	—	—	—
Less shares redeemed – Class I	(1,016,424)	(454,350)	(1,469,126)	(5,003,583)	(167,312)	(1,288,985)	—	—
Net Increase (Decrease) – Class I	1,330,002	209,611	919,957	(160,901)	(97,485)	(917,457)	—	—
Subscriptions – Class R	—	—	123,992	10,551	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	521	—	—	—	—	—
Shares issued in connection with merger – Class R	—	—	—	54,059	—	—	—	—
Less shares redeemed – Class R	—	—	(118,346)	(2,142)	—	—	—	—
Net Increase – Class R	—	—	6,167	62,468	—	—	—	—
Subscriptions – Class R4	553	—	376	—	499	—	500	—
Net Increase – Class R4	553	—	376	—	499	—	500	—
Subscriptions – Class R5	82	—	8	66	83	—	83	—
Shares issued in reinvestment and capital gains – Class R5	—	—	145	—	—	—	—	—
Shares issued in connection with merger – Class R5	—	—	—	59,324	—	—	—	—
Less shares redeemed – Class R5	—	—	(53,601)	—	—	—	—	—
Net Increase (Decrease) – Class R5	82	—	(53,448)	59,390	83	—	83	—
Subscriptions – Class Y	2,148,017	—	750,647	—	83	—	83	—
Shares issued in reinvestment and capital gains – Class Y	31,278	—	476	—	—	—	—	—
Less shares redeemed – Class Y	(10,692)	—	—	—	—	—	—	—
Net Increase – Class Y	2,168,603	—	751,123	—	83	—	83	—
Subscriptions – Class Z	55,847,077	72,817,179	30,630,548	24,482,095	7,413,473	12,164,332	3,087,336	1,655,528
Shares issued in reinvestment and capital gains – Class Z	24,884,327	16,442,041	2,218,261	2,221,985	3,580,586	274,452	838,401	192,067
Less shares redeemed – Class Z	(87,379,864)	(85,040,148)	(24,297,024)	(25,537,246)	(13,185,688)	(11,564,391)	(3,121,838)	(4,157,219)
Net Increase (Decrease) – Class Z	(6,648,460)	4,219,072	8,551,785	1,166,834	(2,191,629)	874,393	803,899	(2,309,624)
Net Increase (Decrease) in Shares of Beneficial Interest	(17,540,726)	(7,047,412)	7,095,675	8,340,267	(3,444,558)	(1,775,927)	1,379,614	(2,654,347)

(a)  Class R4 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(b)  Class R5 shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(c)  Class Y shares reflect activity for the period from November 8, 2012 (commencement of operations) through December 31, 2012.

(d)  Class R and Class R5 shares reflect activity for the period from August 15, 2011 (commencement of operations) through December 31, 2011.

(e)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

(f)  Presentation for fiscal year 2011 has been changed to conform to that of the current year.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2012 (a)(b)(c)	2011	2012 (a)(b)(c)	2011	2012 (a)(b)	2011 (e)	2012 (b)	2011 (e)
Subscriptions – Class A	1,572,755	2,804,118	19,574,784	3,467,554	242,160	37,163	26,410	16,225
Shares issued in reinvestment and capital gains – Class A	878,414	242,109	319,205	109,048	1,308	—	152	104
Shares issued in connection with merger – Class A	—	—	—	—	—	—	—	—
Less shares redeemed – Class A	(6,287,849)	(8,092,457)	(3,461,158)	(898,243)	(21,619)	(1,352)	(4,331)	—
Net Increase (Decrease) – Class A	(3,836,680)	(5,046,230)	16,432,831	2,678,359	221,849	35,811	22,231	16,329
Shares issued in reinvestment and capital gains – Class B (f)	46,775	19,069	3,716	29,853	—	—	—	—
Shares issued in connection with merger – Class B	—	—	—	—	—	—	—	—
Less shares redeemed – Class B	(830,866)	(1,568,983)	(568,981)	(1,427,236)	—	—	—	—
Net Increase (Decrease) – Class B	(784,091)	(1,549,914)	(565,265)	(1,397,383)	—	—	—	—
Subscriptions – Class C	130,998	145,444	15,757,125	1,195,517	43,007	14,831	9,113	500
Shares issued in reinvestment and capital gains – Class C	185,145	20,476	104,556	24,387	—	—	3	2
Shares issued in connection with merger – Class C	—	—	—	—	—	—	—	—
Less shares redeemed – Class C	(733,680)	(1,010,864)	(818,151)	(367,683)	(5,549)	(1,055)	(2,036)	—
Net Increase (Decrease) – Class C	(417,537)	(844,944)	15,043,530	852,221	37,458	13,776	7,080	502
Subscriptions – Class I	1,751,104	519,581	—	—	—	500	—	500
Shares issued in reinvestment and capital gains – Class I	108,517	5,262	—	—	5	—	4	5
Shares issued in connection with merger – Class I	—	—	—	—	—	—	—	—
Less shares redeemed – Class I	(798,545)	(334,605)	—	—	—	—	—	—
Net Increase (Decrease) – Class I	1,061,076	190,238	—	—	5	500	4	505
Subscriptions – Class R	—	—	—	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class R	—	—	—	—	—	—	—	—
Shares issued in connection with merger – Class R	—	—	—	—	—	—	—	—
Less shares redeemed – Class R	—	—	—	—	—	—	—	—
Net Increase – Class R	—	—	—	—	—	—	—	—
Subscriptions – Class R4	579	—	1,065	—	1,311	—	—	—
Net Increase – Class R4	579	—	1,065	—	1,311	—	—	—
Subscriptions – Class R5	96	—	178	—	219	—	223	—
Shares issued in reinvestment and capital gains – Class R5	—	—	—	—	—	—	—	—
Shares issued in connection with merger – Class R5	—	—	—	—	—	—	—	—
Less shares redeemed – Class R5	—	—	—	—	—	—	—	—
Net Increase (Decrease) – Class R5	96	—	178	—	219	—	223	—
Subscriptions – Class Y	96	—	178	—	—	—	—	—
Shares issued in reinvestment and capital gains – Class Y	—	—	—	—	—	—	—	—
Less shares redeemed – Class Y	—	—	—	—	—	—	—	—
Net Increase – Class Y	96	—	178	—	—	—	—	—
Subscriptions – Class Z	3,534,761	6,576,496	20,385,294	3,337,874	299,290	298,053	70,205	159,229
Shares issued in reinvestment and capital gains – Class Z	1,598,571	653,510	244,437	92,364	5,008	—	1,859	1,384
Less shares redeemed – Class Z	(18,152,892)	(25,141,231)	(5,049,709)	(1,192,353)	(34,993)	(4)	(754)	(1)
Net Increase (Decrease) – Class Z	(13,019,560)	(17,911,225)	15,580,022	2,237,885	269,305	298,049	71,310	160,612
Net Increase (Decrease) in Shares of Beneficial Interest	(16,996,021)	(25,162,075)	46,492,539	4,371,082	530,147	348,136	100,848	177,948

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

Columbia Acorn Fund

		Income from Investment Operations			Less Distributions to Shareholders
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions to Shareholders	Increase from regulatory settlements
Class A
Year Ended December 31, 2012	$26.63	0.08	4.53	4.61	(0.06)	(1.82)	(1.88)	—
Year Ended December 31, 2011	$29.24	(0.10)	(1.30)	(1.40)	(0.02)	(1.19)	(1.21)	—
Year Ended December 31, 2010	$23.98	(0.06)	6.18	6.12	(0.02)	(0.84)	(0.86)	0.00	(d)
Year Ended December 31, 2009	$17.22	(0.02)	6.78	6.76	—	—	—	0.00	(d)
Year Ended December 31, 2008	$28.87	(0.01)	(10.98)	(10.99)	—	(0.66)	(0.66)	—
Class B
Year Ended December 31, 2012	$24.53	(0.11)	4.20	4.09	—	(1.82)	(1.82)	—
Year Ended December 31, 2011	$27.14	(0.27)	(1.15)	(1.42)	—	(1.19)	(1.19)	—
Year Ended December 31, 2010	$22.43	(0.21)	5.76	5.55	—	(0.84)	(0.84)	0.00	(d)
Year Ended December 31, 2009	$16.21	(0.14)	6.36	6.22	—	—	—	0.00	(d)
Year Ended December 31, 2008	$27.39	(0.15)	(10.37)	(10.52)	—	(0.66)	(0.66)	—
Class C
Year Ended December 31, 2012	$24.18	(0.12)	4.10	3.98	—	(1.82)	(1.82)	—
Year Ended December 31, 2011	$26.85	(0.29)	(1.19)	(1.48)	—	(1.19)	(1.19)	—
Year Ended December 31, 2010	$22.23	(0.24)	5.70	5.46	—	(0.84)	(0.84)	0.00	(d)
Year Ended December 31, 2009	$16.09	(0.17)	6.31	6.14	—	—	—	0.00	(d)
Year Ended December 31, 2008	$27.25	(0.19)	(10.31)	(10.50)	—	(0.66)	(0.66)	—
Class I
Year Ended December 31, 2012	$27.57	0.26	4.62	4.88	(0.16)	(1.82)	(1.98)	—
Year Ended December 31, 2011	$30.19	0.01	(1.35)	(1.34)	(0.09)	(1.19)	(1.28)	—
Year Ended December 31, 2010 (e)	$26.80	(0.01)	4.26	4.25	(0.02)	(0.84)	(0.86)	—
Class R4
Year Ended December 31, 2012 (g)	$30.59	0.05	1.84	1.89	(0.12)	(1.46)	(1.58)	—
Class R5
Year Ended December 31, 2012 (h)	$30.59	0.06	1.83	1.89	(0.14)	(1.46)	(1.60)	—
Class Y
Year Ended December 31, 2012 (i)	$30.62	0.09	1.80	1.89	(0.15)	(1.46)	(1.61)	—
Class Z
Year Ended December 31, 2012	$27.56	0.17	4.69	4.86	(0.15)	(1.82)	(1.97)	—
Year Ended December 31, 2011	$30.19	(0.01)	(1.34)	(1.35)	(0.09)	(1.19)	(1.28)	—
Year Ended December 31, 2010	$24.68	0.02	6.37	6.39	(0.04)	(0.84)	(0.88)	0.00	(d)
Year Ended December 31, 2009	$17.71	0.04	6.98	7.02	(0.05)	—	(0.05)	0.00	(d)
Year Ended December 31, 2008	$29.61	0.06	(11.29)	(11.23)	(0.01)	(0.66)	(0.67)	—

(a)  Certain line items from prior years have been reclassified to conform to the current presentation.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Rounds to less than $0.01 per share.

(e)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(f)  Annualized.

(g)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(h)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (b)(c)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2012	$29.36	17.62%	1.06%		1.06%		0.27%		16%	$3,233,494
Year Ended December 31, 2011	$26.63	(4.91)%	1.06%		1.06%		(0.33)%		18%	$3,246,833
Year Ended December 31, 2010	$29.24	25.61%	1.07%		1.07%		(0.22)%		28%	$3,639,788
Year Ended December 31, 2009	$23.98	39.26%	1.07%		1.07%		(0.12)%		27%	$2,937,761
Year Ended December 31, 2008	$17.22	(38.72)%	1.05%		1.05%		(0.04)%		21%	$2,221,100
Class B
Year Ended December 31, 2012	$26.80	16.98%	1.65%		1.64%		(0.42)%		16%	$33,623
Year Ended December 31, 2011	$24.53	(5.34)%	1.67%		1.67%		(0.98)%		18%	$67,153
Year Ended December 31, 2010	$27.14	24.81%	1.69%		1.69%		(0.88)%		28%	$287,650
Year Ended December 31, 2009	$22.43	38.37%	1.74%		1.74%		(0.77)%		27%	$525,072
Year Ended December 31, 2008	$16.21	(39.11)%	1.65%		1.65%		(0.64)%		21%	$581,587
Class C
Year Ended December 31, 2012	$26.34	16.77%	1.80%		1.80%		(0.46)%		16%	$756,709
Year Ended December 31, 2011	$24.18	(5.63)%	1.82%		1.82%		(1.10)%		18%	$721,446
Year Ended December 31, 2010	$26.85	24.63%	1.85%		1.85%		(1.00)%		28%	$829,181
Year Ended December 31, 2009	$22.23	38.16%	1.89%		1.89%		(0.93)%		27%	$736,818
Year Ended December 31, 2008	$16.09	(39.23)%	1.83%		1.83%		(0.82)%		21%	$622,665
Class I
Year Ended December 31, 2012	$30.47	18.02%	0.72%		0.72%		0.86%		16%	$58,652
Year Ended December 31, 2011	$27.57	(4.57)%	0.72%		0.72%		0.02%		18%	$16,397
Year Ended December 31, 2010 (e)	$30.19	15.94%	0.71	%(f)	0.71	%(f)	(0.13	)%(f)	28%	$11,627
Class R4
Year Ended December 31, 2012 (g)	$30.90	6.31%	0.87	%(f)	0.86	%(f)	1.24	%(f)	16%	$17
Class R5
Year Ended December 31, 2012 (h)	$30.88	6.33%	0.82	%(f)	0.81	%(f)	1.29	%(f)	16%	$3
Class Y
Year Ended December 31, 2012 (i)	$30.90	6.34%	0.75	%(f)	0.75	%(f)	2.21	%(f)	16%	$67,012
Class Z
Year Ended December 31, 2012	$30.45	17.93%	0.78%		0.78%		0.57%		16%	$13,374,355
Year Ended December 31, 2011	$27.56	(4.61)%	0.76%		0.76%		(0.03)%		18%	$12,284,748
Year Ended December 31, 2010	$30.19	26.00%	0.76%		0.76%		0.09%		28%	$13,330,466
Year Ended December 31, 2009	$24.68	39.65%	0.77%		0.77%		0.18%		27%	$10,527,500
Year Ended December 31, 2008	$17.71	(38.55)%	0.76%		0.76%		0.26%		21%	$7,445,862

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International

		Income from Investment Operations						Less Distributions to Shareholders
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from investment operations	From net investment income	From net realized gains	Total Distributions to Shareholders	Redemption fees added to paid in capital
Class A
Year Ended December 31, 2012	$34.15	0.47		6.75	—		7.22	(0.58)	—	(0.58)	—
Year Ended December 31, 2011	$40.87	0.32		(6.02)	0.00	(c)	(5.70)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010	$34.13	0.22		7.21	—		7.43	(0.69)	—	(0.69)	0.00	(c)
Year Ended December 31, 2009	$23.03	0.23		11.27	—		11.50	(0.41)	—	(0.41)	0.00	(c)
Year Ended December 31, 2008	$43.42	0.47		(20.20)	—		(19.73)	(0.06)	(0.60)	(0.66)	0.00	(c)
Class B
Year Ended December 31, 2012	$33.17	0.19		6.55	—		6.74	(0.24)	—	(0.24)	—
Year Ended December 31, 2011	$39.96	0.06		(5.85)	0.00	(c)	(5.79)	(1.00)	—	(1.00)	—
Year Ended December 31, 2010	$33.22	0.03		7.02	—		7.05	(0.31)	—	(0.31)	0.00	(c)
Year Ended December 31, 2009	$22.41	0.08		10.92	—		11.00	(0.20)	—	(0.20)	0.00	(c)
Year Ended December 31, 2008	$42.46	0.27		(19.72)	—		(19.45)	—	(0.60)	(0.60)	0.00	(c)
Class C
Year Ended December 31, 2012	$33.03	0.18		6.52	—		6.70	(0.23)	—	(0.23)	—
Year Ended December 31, 2011	$39.79	0.04		(5.86)	0.00	(c)	(5.82)	(0.94)	—	(0.94)	—
Year Ended December 31, 2010	$33.08	(0.05)		7.03	—		6.98	(0.27)	—	(0.27)	0.00	(c)
Year Ended December 31, 2009	$22.30	0.02		10.89	—		10.91	(0.14)	—	(0.14)	0.00	(c)
Year Ended December 31, 2008	$42.32	0.21		(19.63)	—		(19.42)	—	(0.60)	(0.60)	0.00	(c)
Class I
Year Ended December 31, 2012	$34.33	0.57		6.83	—		7.40	(0.87)	—	(0.87)	—
Year Ended December 31, 2011	$40.92	0.37		(5.94)	0.00	(c)	(5.57)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010 (g)	$37.69	0.08		3.49	—		3.57	(0.34)	—	(0.34)	0.00	(c)
Class R
Year Ended December 31, 2012	$34.11	0.21		6.89	—		7.10	(0.42)	—	(0.42)	—
Year Ended December 31, 2011 (i)	$40.11	(0.00	)(c)	(6.00)	0.00	(c)	(6.00)	—	—	—	—
Class R4
Year Ended December 31, 2012 (j)	$39.86	(0.00	)(c)	1.81	—		1.81	(0.59)	—	(0.59)	—
Class R5
Year Ended December 31, 2012	$34.31	0.75		6.62	—		7.37	(0.87)	—	(0.87)	—
Year Ended December 31, 2011 (k)	$40.24	0.09		(6.02)	0.00	(c)	(5.93)	—	—	—	—
Class Y
Year Ended December 31, 2012 (l)	$39.90	0.04		1.78	—		1.82	(0.64)	—	(0.64)	—
Class Z
Year Ended December 31, 2012	$34.31	0.59		6.78	—		7.37	(0.84)	—	(0.84)	—
Year Ended December 31, 2011	$40.92	0.48		(6.07)	0.00	(c)	(5.59)	(1.02)	—	(1.02)	—
Year Ended December 31, 2010	$34.26	0.35		7.23	—		7.58	(0.92)	—	(0.92)	0.00	(c)
Year Ended December 31, 2009	$23.13	0.34		11.31	—		11.65	(0.53)	—	(0.53)	0.00	(c)
Year Ended December 31, 2008	$43.60	0.60		(20.26)	—		(19.66)	(0.21)	(0.60)	(0.81)	0.00	(c)

(a)  Certain line items from prior years have been reclassified to conform to the current presentation.

(b)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(c)  Rounds to less than $0.01 per share.

(d)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by less than 0.01%.

(g)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(h)  Annualized.

(i)  Class R shares commenced operations on August 15, 2011. Per share data and total return reflect activity from that date.

(j)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(k)  Class R5 shares commenced operations on August 15, 2011. Per share data and total return reflect activity from that date.

(l)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
	Increase from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (b)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2012	0.00	(c)	$40.79	21.21	%(d)	1.28%		1.24	%(e)	1.22%		33%	$1,007,236
Year Ended December 31, 2011	0.00	(c)	$34.15	(14.37	%)(d)(f)	1.32%		1.30	%(e)	0.84%		32%	$918,112
Year Ended December 31, 2010	0.00	(c)	$40.87	22.23%		1.35%		1.35	%(e)	0.62%		25%	$810,603
Year Ended December 31, 2009	0.01		$34.13	50.40%		1.36%		1.36	%(e)	0.85%		31%	$578,599
Year Ended December 31, 2008	—		$23.03	(46.09%)		1.31%		1.31%		1.36%		38%	$366,820
Class B
Year Ended December 31, 2012	0.00	(c)	$39.67	20.33	%(d)	2.00%		1.97	%(e)	0.51%		33%	$17,910
Year Ended December 31, 2011	0.00	(c)	$33.17	(14.92	%)(d)(f)	1.98%		1.96	%(e)	0.15%		32%	$24,510
Year Ended December 31, 2010	0.00	(c)	$39.96	21.49%		1.96%		1.96	%(e)	0.08%		25%	$29,368
Year Ended December 31, 2009	0.01		$33.22	49.36%		2.03%		2.03	%(e)	0.29%		31%	$38,835
Year Ended December 31, 2008	—		$22.41	(46.41%)		1.90%		1.90%		0.77%		38%	$39,153
Class C
Year Ended December 31, 2012	0.00	(c)	$39.50	20.31	%(d)	2.02%		2.00	%(e)	0.48%		33%	$92,748
Year Ended December 31, 2011	0.00	(c)	$33.03	(15.02	%)(d)(f)	2.07%		2.06	%(e)	0.10%		32%	$97,328
Year Ended December 31, 2010	0.00	(c)	$39.79	21.34%		2.11%		2.11	%(e)	(0.13%)		25%	$110,931
Year Ended December 31, 2009	0.01		$33.08	49.12%		2.17%		2.17	%(e)	0.07%		31%	$85,625
Year Ended December 31, 2008	—		$22.30	(46.50%)		2.08%		2.08%		0.60%		38%	$62,906
Class I
Year Ended December 31, 2012	0.00	(c)	$40.86	21.69%		0.88%		0.88	%(e)	1.48%		33%	$97,484
Year Ended December 31, 2011	0.00	(c)	$34.33	(14.02	%)(f)	0.91%		0.91	%(e)	0.99%		32%	$50,335
Year Ended December 31, 2010 (g)	—		$40.92	9.50%		0.94	%(h)	0.94	%(e)(h)	0.77	%(h)	25%	$66,581
Class R
Year Ended December 31, 2012	0.00	(c)	$40.79	20.83%		1.52%		1.51	%(e)	0.54%		33%	$2,799
Year Ended December 31, 2011 (i)	0.00	(c)	$34.11	(14.96%)		1.59	%(h)	1.59	%(e)(h)	(0.02	%)(h)	32%	$2,130
Class R4
Year Ended December 31, 2012 (j)	—		$41.08	4.57		1.03	%(h)	1.02	%(e)(h)	(0.02	%)(h)	33%	$15
Class R5
Year Ended December 31, 2012	0.00	(c)	$40.81	21.61%		0.89%		0.89	%(e)	1.99%		33%	$242
Year Ended December 31, 2011 (k)	0.00	(c)	$34.31	(14.74%)		0.91	%(h)	0.91	%(e)(h)	0.65	%(h)	32%	$2,038
Class Y
Year Ended December 31, 2012 (l)	—		$41.08	4.59%		0.91	%(h)	0.90	%(e)(h)	0.75	%(h)	33%	$30,856
Class Z
Year Ended December 31, 2012	0.00	(c)	$40.84	21.60%		0.93%		0.93	%(e)	1.53%		33%	$5,494,506
Year Ended December 31, 2011	0.00	(c)	$34.31	(14.06	%)(f)	0.95%		0.95	%(e)	1.24%		32%	$4,322,500
Year Ended December 31, 2010	0.00	(c)	$40.92	22.70%		0.97%		0.97	%(e)	0.99%		25%	$5,107,580
Year Ended December 31, 2009	0.01		$34.26	50.97%		0.99%		0.99	%(e)	1.23%		31%	$3,727,679
Year Ended December 31, 2008	—		$23.13	(45.89%)		0.96%		0.96%		1.72%		38%	$2,371,688

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

		Income from Investment Operations			Less Distributions to Shareholders
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions to Shareholders	Increase from regulatory settlements
Class A
Year Ended December 31, 2012	$25.94	0.02	4.73	4.75	(0.11)	(2.37)	(2.48)	—
Year Ended December 31, 2011	$27.54	(0.22)	(1.21)	(1.43)	—	(0.17)	(0.17)	—
Year Ended December 31, 2010	$22.43	(0.15)	5.26	5.11	—	—	—	—
Year Ended December 31, 2009	$15.90	(0.11)	6.64	6.53	—	—	—	0.00	(e)
Year Ended December 31, 2008	$27.23	(0.14)	(10.23)	(10.37)	—	(0.96)	(0.96)	—
Class B
Year Ended December 31, 2012	$23.98	(0.19)	4.39	4.20	—	(2.37)	(2.37)	—
Year Ended December 31, 2011	$25.60	(0.37)	(1.08)	(1.45)	—	(0.17)	(0.17)	—
Year Ended December 31, 2010	$20.99	(0.30)	4.91	4.61	—	—	—	—
Year Ended December 31, 2009	$14.98	(0.22)	6.23	6.01	—	—	—	0.00	(e)
Year Ended December 31, 2008	$25.87	(0.27)	(9.66)	(9.93)	—	(0.96)	(0.96)	—
Class C
Year Ended December 31, 2012	$23.72	(0.16)	4.30	4.14	—	(2.37)	(2.37)	—
Year Ended December 31, 2011	$25.39	(0.39)	(1.11)	(1.50)	—	(0.17)	(0.17)	—
Year Ended December 31, 2010	$20.84	(0.31)	4.86	4.55	—	—	—	—
Year Ended December 31, 2009	$14.89	(0.24)	6.19	5.95	—	—	—	0.00	(e)
Year Ended December 31, 2008	$25.77	(0.30)	(9.62)	(9.92)	—	(0.96)	(0.96)	—
Class I
Year Ended December 31, 2012	$27.00	(0.10)	5.16	5.06	(0.22)	(2.37)	(2.59)	—
Year Ended December 31, 2011	$28.56	(0.14)	(1.25)	(1.39)	—	(0.17)	(0.17)	—
Year Ended December 31, 2010 (f)	$24.24	(0.03)	4.35	4.32	—	—	—	—
Class R4
Year Ended December 31, 2012 (h)	$30.06	0.06	2.28	2.34	(0.16)	(2.32)	(2.48)	—
Class R5
Year Ended December 31, 2012 (i)	$30.06	0.07	2.27	2.34	(0.18)	(2.32)	(2.50)	—
Class Y
Year Ended December 31, 2012 (j)	$30.10	0.07	2.27	2.34	(0.19)	(2.32)	(2.51)	—
Class Z
Year Ended December 31, 2012	$26.98	0.11	4.92	5.03	(0.19)	(2.37)	(2.56)	—
Year Ended December 31, 2011	$28.56	(0.14)	(1.27)	(1.41)	—	(0.17)	(0.17)	—
Year Ended December 31, 2010	$23.19	(0.08)	5.45	5.37	—	—	—	—
Year Ended December 31, 2009	$16.39	(0.07)	6.87	6.80	—	—	—	0.00	(e)
Year Ended December 31, 2008	$27.97	(0.07)	(10.55)	(10.62)	—	(0.96)	(0.96)	—

(a)  Certain line items from prior years have been reclassified to conform to the current presentation.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Rounds to less than $0.01 per share.

(f)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(g)  Annualized.

(h)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(j)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
	Net Asset Value, End of Period	Total Return	Total gross expenses (a)		Total net expenses (b)(c)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2012	$28.21	18.67%	1.32	%(d)	1.32	%(d)	0.08%		14%	$152,164
Year Ended December 31, 2011	$25.94	(5.21)%	1.30%		1.30%		(0.78)%		20%	$167,038
Year Ended December 31, 2010	$27.54	22.78%	1.30%		1.30%		(0.64)%		32%	$214,097
Year Ended December 31, 2009	$22.43	41.07%	1.32%		1.32%		(0.64)%		28%	$178,605
Year Ended December 31, 2008	$15.90	(39.38)%	1.29%		1.29%		(0.60)%		23%	$136,597
Class B
Year Ended December 31, 2012	$25.81	17.87%	1.99	%(d)	1.99	%(d)	(0.71)%		14%	$1,056
Year Ended December 31, 2011	$23.98	(5.68)%	1.92%		1.92%		(1.42)%		20%	$2,253
Year Ended December 31, 2010	$25.60	21.96%	1.98%		1.98%		(1.37)%		32%	$9,222
Year Ended December 31, 2009	$20.99	40.12%	2.02%		2.02%		(1.33)%		28%	$20,903
Year Ended December 31, 2008	$14.98	(39.75)%	1.92%		1.92%		(1.24)%		23%	$23,633
Class C
Year Ended December 31, 2012	$25.49	17.82%	2.05	%(d)	2.05	%(d)	(0.61)%		14%	$31,410
Year Ended December 31, 2011	$23.72	(5.92)%	2.05%		2.05%		(1.53)%		20%	$30,584
Year Ended December 31, 2010	$25.39	21.83%	2.08%		2.08%		(1.41)%		32%	$36,101
Year Ended December 31, 2009	$20.84	39.96%	2.13%		2.13%		(1.45)%		28%	$32,508
Year Ended December 31, 2008	$14.89	(39.87)%	2.08%		2.08%		(1.39)%		23%	$25,899
Class I
Year Ended December 31, 2012	$29.47	19.10%	0.96%		0.96%		(0.33)%		14%	$3
Year Ended December 31, 2011	$27.00	(4.88)%	0.94%		0.94%		(0.47)%		20%	$2,635
Year Ended December 31, 2010 (f)	$28.56	17.82%	0.94	%(g)	0.94	%(g)	(0.35	)%(g)	32%	$28,993
Class R4
Year Ended December 31, 2012 (h)	$29.92	8.06%	1.14	%(d)(g)	1.14	%(d)(g)	1.51	%(g)	14%	$15
Class R5
Year Ended December 31, 2012 (i)	$29.90	8.06%	1.12	%(g)	1.12	%(g)	1.53	%(g)	14%	$2
Class Y
Year Ended December 31, 2012 (j)	$29.93	8.07%	1.04	%(g)	1.04	%(g)	1.62	%(g)	14%	$2
Class Z
Year Ended December 31, 2012	$29.45	18.98%	1.07	%(d)	1.07	%(d)	0.36%		14%	$1,415,442
Year Ended December 31, 2011	$26.98	(4.95)%	1.00%		1.00%		(0.48)%		20%	$1,355,934
Year Ended December 31, 2010	$28.56	23.16%	1.01%		1.01%		(0.34)%		32%	$1,410,133
Year Ended December 31, 2009	$23.19	41.49%	1.03%		1.03%		(0.36)%		28%	$1,157,593
Year Ended December 31, 2008	$16.39	(39.22)%	1.01%		1.01%		(0.32)%		23%	$758,267

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International Select

		Income from Investment Operations				Less Distributions to Shareholders
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total Distributions to Shareholders	Redemption fees added to paid in capital
Class A
Year Ended December 31, 2012	$24.26	0.39	4.92		5.31	(1.75)	(2.21)	(3.96)	—
Year Ended December 31, 2011	$28.01	0.18	(2.95)		(2.77)	(0.59)	(0.39)	(0.98)	—
Year Ended December 31, 2010	$23.39	0.08	4.84		4.92	(0.30)	—	(0.30)	0.00	(f)
Year Ended December 31, 2009	$17.99	0.10	5.43		5.53	(0.15)	—	(0.15)	0.00	(f)
Year Ended December 31, 2008	$31.74	0.20	(13.41)		(13.21)	—	(0.54)	(0.54)	0.00	(f)
Class B
Year Ended December 31, 2012	$23.27	0.23	4.69		4.92	(1.58)	(2.21)	(3.79)	—
Year Ended December 31, 2011	$26.72	0.01	(2.82)		(2.81)	(0.25)	(0.39)	(0.64)	—
Year Ended December 31, 2010	$22.34	(0.06)	4.62		4.56	(0.18)	—	(0.18)	0.00	(f)
Year Ended December 31, 2009	$17.16	(0.01)	5.17		5.16	—	—	—	0.00	(f)
Year Ended December 31, 2008	$30.50	0.04	(12.84)		(12.80)	—	(0.54)	(0.54)	0.00	(f)
Class C
Year Ended December 31, 2012	$23.17	0.18	4.67		4.85	(1.53)	(2.21)	(3.74)	—
Year Ended December 31, 2011	$26.58	(0.04)	(2.81)		(2.85)	(0.17)	(0.39)	(0.56)	—
Year Ended December 31, 2010	$22.21	(0.10)	4.60		4.50	(0.13)	—	(0.13)	0.00	(f)
Year Ended December 31, 2009	$17.08	(0.06)	5.17		5.11	—	—	—	0.00	(f)
Year Ended December 31, 2008	$30.42	0.00 (f)	(12.80)		(12.80)	—	(0.54)	(0.54)	0.00	(f)
Class I
Year Ended December 31, 2012	$24.45	0.51	4.94		5.45	(1.84)	(2.21)	(4.05)	—
Year Ended December 31, 2011	$28.33	0.31	(2.97)		(2.66)	(0.83)	(0.39)	(1.22)	—
Year Ended December 31, 2010 (h)	$26.11	0.03	2.19		2.22	—	—	—	—
Class R4
Year Ended December 31, 2012 (j)	$29.98	(0.02)	(0.09	)(k)	(0.11)	(1.79)	(2.09)	(3.88)	—
Class R5
Year Ended December 31, 2012 (l)	$29.98	(0.02)	(0.09	)(k)	(0.11)	(1.80)	(2.09)	(3.89)	—
Class Y
Year Ended December 31, 2012 (m)	$29.99	(0.02)	(0.09	)(k)	(0.11)	(1.81)	(2.09)	(3.90)	—
Class Z
Year Ended December 31, 2012	$24.46	0.49	4.95		5.44	(1.83)	(2.21)	(4.04)	—
Year Ended December 31, 2011	$28.33	0.29	(2.98)		(2.69)	(0.79)	(0.39)	(1.18)	—
Year Ended December 31, 2010	$23.64	0.18	4.89		5.07	(0.38)	—	(0.38)	0.00	(f)
Year Ended December 31, 2009	$18.19	0.17	5.50		5.67	(0.24)	—	(0.24)	0.00	(f)
Year Ended December 31, 2008	$32.02	0.28	(13.53)		(13.25)	(0.04)	(0.54)	(0.58)	0.00	(f)

(a)  Certain line items from prior years have been reclassified to conform to the current presentation.

(b)  Includes interest expense which rounds to less than 0.01%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than $0.01 per share.

(g)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(h)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(i)  Annualized.

(j)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(k)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(l)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(m)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

						Ratio to Average Net Assets						Supplemental Data
	Increase from regulatory settlements		Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2012	—		$25.61	22.05%		1.49	%(b)	1.49	%(b)(c)(d)	1.43%		63%	$74,167
Year Ended December 31, 2011	—		$24.26	(10.11)%		1.51%		1.51	%(c)(e)	0.66%		44%	$56,350
Year Ended December 31, 2010	0.00	(f)	$28.01	21.41%		1.56%		1.56	%(c)(e)	0.33%		42%	$71,668
Year Ended December 31, 2009	0.02		$23.39	31.01%		1.56%		1.56	%(e)	0.53%		56%	$64,664
Year Ended December 31, 2008	—		$17.99	(42.30)%		1.54%		1.54	%(e)	0.78%		68%	$46,522
Class B
Year Ended December 31, 2012	—		$24.40	21.29%		2.11	%(b)	2.10	%(b)(c)(d)	0.87%		63%	$1,250
Year Ended December 31, 2011	—		$23.27	(10.64)%		2.14%		2.14	%(c)(e)	0.04%		44%	$1,774
Year Ended December 31, 2010	0.00	(f)	$26.72	20.63	%(g)	2.24%		2.20	%(c)(e)	(0.27)%		42%	$3,030
Year Ended December 31, 2009	0.02		$22.34	30.19	%(g)	2.32%		2.20	%(e)	(0.05)%		56%	$3,887
Year Ended December 31, 2008	—		$17.16	(42.68)%		2.17%		2.17	%(e)	0.16%		68%	$4,444
Class C
Year Ended December 31, 2012	—		$24.28	21.10%		2.28	%(b)	2.27	%(b)(c)(d)	0.67%		63%	$9,786
Year Ended December 31, 2011	—		$23.17	(10.81)%		2.31%		2.31	%(c)(e)	(0.14)%		44%	$8,704
Year Ended December 31, 2010	0.00	(f)	$26.58	20.45%		2.36%		2.36	%(c)(e)	(0.45)%		42%	$11,885
Year Ended December 31, 2009	0.02		$22.21	30.04%		2.42%		2.42	%(e)	(0.30)%		56%	$11,096
Year Ended December 31, 2008	—		$17.08	(42.79)%		2.34%		2.34	%(e)	0.01%		68%	$9,747
Class I
Year Ended December 31, 2012	—		$25.85	22.48%		1.15%		1.14	%(c)(d)	1.84%		63%	$2
Year Ended December 31, 2011	—		$24.45	(9.68)%		1.04%		1.04	%(c)(e)	1.12%		44%	$2
Year Ended December 31, 2010 (h)	—		$28.33	8.50%		1.14	%(i)	1.14	%(c)(e)(i)	0.44	%(i)	42%	$3
Class R4
Year Ended December 31, 2012 (j)	—		$25.99	(0.27)%		1.30	%(b)(i)	1.30	%(b)(c)(d)(i)	(0.55	)%(i)	63%	$13
Class R5
Year Ended December 31, 2012 (l)	—		$25.98	(0.27)%		1.29	%(i)	1.28	%(c)(d)(i)	(0.55	)%(i)	63%	$2
Class Y
Year Ended December 31, 2012 (m)	—		$25.98	(0.25)%		1.21	%(i)	1.20	%(c)(d)(i)	(0.48	)%(i)	63%	$2
Class Z
Year Ended December 31, 2012	—		$25.86	22.42%		1.20	%(b)	1.19	%(b)(c)(d)	1.77%		63%	$295,231
Year Ended December 31, 2011	—		$24.46	(9.76)%		1.14%		1.14	%(c)(e)	1.03%		44%	$259,553
Year Ended December 31, 2010	0.00	(f)	$28.33	21.89%		1.16%		1.16	%(c)(e)	0.75%		42%	$366,081
Year Ended December 31, 2009	0.02		$23.64	31.52%		1.20%		1.20	%(e)	0.84%		56%	$331,027
Year Ended December 31, 2008	—		$18.19	(42.10)%		1.21%		1.21	%(e)	1.09%		68%	$186,194

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

		Income from Investment Operations					Less Distributions to Shareholders
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Reimbursement from affiliate		Total from investment operations	From net investment income	From net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2012	$22.95	0.03	3.78	—		3.81	—	(2.04)	(2.04)
Year Ended December 31, 2011	$27.94	(0.15)	(4.46)	—		(4.61)	(0.38)	—	(0.38)
Year Ended December 31, 2010	$22.81	(0.18)	5.31	—		5.13	—	—	—
Year Ended December 31, 2009	$13.77	(0.14)	9.18	—		9.04	—	—	—
Year Ended December 31, 2008	$27.89	(0.18)	(13.25)	—		(13.43)	—	(0.69)	(0.69)
Class B
Year Ended December 31, 2012	$21.40	(0.15)	3.54	—		3.39	—	(2.04)	(2.04)
Year Ended December 31, 2011	$26.06	(0.30)	(4.13)	—		(4.43)	(0.23)	—	(0.23)
Year Ended December 31, 2010	$21.41	(0.31)	4.96	—		4.65	—	—	—
Year Ended December 31, 2009	$13.02	(0.24)	8.63	—		8.39	—	—	—
Year Ended December 31, 2008	$26.57	(0.31)	(12.55)	—		(12.86)	—	(0.69)	(0.69)
Class C
Year Ended December 31, 2012	$21.20	(0.14)	3.46	—		3.32	—	(2.04)	(2.04)
Year Ended December 31, 2011	$25.83	(0.32)	(4.12)	—		(4.44)	(0.19)	—	(0.19)
Year Ended December 31, 2010	$21.25	(0.34)	4.92	—		4.58	—	—	—
Year Ended December 31, 2009	$12.94	(0.26)	8.57	—		8.31	—	—	—
Year Ended December 31, 2008	$26.46	(0.34)	(12.49)	—		(12.83)	—	(0.69)	(0.69)
Class I
Year Ended December 31, 2012	$23.65	0.23	3.79	—		4.02	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.74	(0.03)	(4.59)	—		(4.62)	(0.47)	—	(0.47)
Year Ended December 31, 2010 (f)	$24.74	0.01	3.99	—		4.00	—	—	—
Class R4
Year Ended December 31, 2012 (h)	$25.91	0.00 (i)	1.52	—		1.52	—	(1.51)	(1.51)
Class R5
Year Ended December 31, 2012 (j)	$25.91	0.00 (i)	1.53	—		1.53	—	(1.51)	(1.51)
Class Y
Year Ended December 31, 2012 (k)	$25.96	0.01	1.52	—		1.53	—	(1.51)	(1.51)
Class Z
Year Ended December 31, 2012	$23.62	0.11	3.88	—		3.99	—	(2.04)	(2.04)
Year Ended December 31, 2011	$28.73	(0.07)	(4.58)	0.00	(i)	(4.65)	(0.46)	—	(0.46)
Year Ended December 31, 2010	$23.38	(0.10)	5.45	—		5.35	—	—	—
Year Ended December 31, 2009	$14.07	(0.08)	9.39	—		9.31	—	—	—
Year Ended December 31, 2008	$28.41	(0.12)	(13.53)	—		(13.65)	—	(0.69)	(0.69)

(a)  Certain line items from prior years have been reclassified to conform to the current presentation.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Total return includes a voluntary reimbursement by the Investment Manager for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.01% and $0.01, respectively.

(f)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(g)  Annualized.

(h)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Rounds to less than $0.01 per share.

(j)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(k)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  During the year ended December 31, 2011, the Fund received a reimbursement by an affiliate. Had the Fund not received this payment, total return would have been lower by 0.01%.
See accompanying notes to financial statements.

				Ratio to Average Net Assets						Supplemental Data
	Net Asset Value, End of Period	Total Return		Total gross expenses (a)		Total net expenses (b)(c)		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2012	$24.72	16.87%		1.31	%(d)	1.31	%(d)	0.13%		15%	$271,628
Year Ended December 31, 2011	$22.95	(16.65)%		1.28%		1.28%		(0.57)%		21%	$340,325
Year Ended December 31, 2010	$27.94	22.49%		1.28%		1.28%		(0.73)%		28%	$555,263
Year Ended December 31, 2009	$22.81	65.65%		1.30%		1.30%		(0.78)%		19%	$522,443
Year Ended December 31, 2008	$13.77	(49.31	)%(e)	1.24%		1.24%		(0.80)%		28%	$395,794
Class B
Year Ended December 31, 2012	$22.75	16.11%		1.91	%(d)	1.90	%(d)	(0.62)%		15%	$9,938
Year Ended December 31, 2011	$21.40	(17.11)%		1.88%		1.88%		(1.21)%		21%	$26,126
Year Ended December 31, 2010	$26.06	21.72%		1.92%		1.92%		(1.39)%		28%	$72,203
Year Ended December 31, 2009	$21.41	64.44%		2.01%		2.01%		(1.49)%		19%	$88,004
Year Ended December 31, 2008	$13.02	(49.62	)%(e)	1.87%		1.87%		(1.43)%		28%	$73,152
Class C
Year Ended December 31, 2012	$22.48	15.93%		2.07	%(d)	2.06	%(d)	(0.59)%		15%	$57,309
Year Ended December 31, 2011	$21.20	(17.27)%		2.05%		2.05%		(1.34)%		21%	$62,887
Year Ended December 31, 2010	$25.83	21.55%		2.07%		2.07%		(1.52)%		28%	$98,445
Year Ended December 31, 2009	$21.25	64.22%		2.14%		2.14%		(1.62)%		19%	$93,121
Year Ended December 31, 2008	$12.94	(49.71	)%(e)	2.04%		2.04%		(1.60)%		28%	$70,962
Class I
Year Ended December 31, 2012	$25.63	17.26%		0.96	%(d)	0.95	%(d)	0.89%		15%	$39,054
Year Ended December 31, 2011	$23.65	(16.25)%		0.92%		0.92%		(0.12)%		21%	$10,944
Year Ended December 31, 2010 (f)	$28.74	16.17%		0.91	%(g)	0.91	%(g)	0.18	%(g)	28%	$7,832
Class R4
Year Ended December 31, 2012 (h)	$25.92	5.92%		1.07	%(g)	1.06	%(g)	0.02	%(g)	15%	$15
Class R5
Year Ended December 31, 2012 (j)	$25.93	5.96%		0.99	%(g)	0.99	%(g)	0.08	%(g)	15%	$3
Class Y
Year Ended December 31, 2012 (k)	$25.98	5.94%		0.92	%(g)	0.92	%(g)	0.15	%(g)	15%	$3
Class Z
Year Ended December 31, 2012	$25.57	17.15%		1.03	%(d)	1.03	%(d)	0.40%		15%	$587,678
Year Ended December 31, 2011	$23.62	(16.37	)%(l)	0.97%		0.97%		(0.28)%		21%	$850,338
Year Ended December 31, 2010	$28.73	22.88%		0.97%		0.97%		(0.41)%		28%	$1,549,112
Year Ended December 31, 2009	$23.38	66.17%		0.99%		0.99%		(0.47)%		19%	$1,241,277
Year Ended December 31, 2008	$14.07	(49.18	)%(e)	0.95%		0.95%		(0.51)%		28%	$779,892

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Thermostat Fund

		Income from Investment Operations			Less Distributions to Shareholders
	Net Asset Value, Beginning of Period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2012	$12.82	0.32	1.39	1.71	(0.24)		—	(0.24)
Year Ended December 31, 2011	$12.58	0.28	0.30	0.58	(0.34)		—	(0.34)
Year Ended December 31, 2010	$10.90	0.19	1.67	1.86	(0.18)		—	(0.18)
Year Ended December 31, 2009	$8.26	0.11	2.53	2.64	(0.00	)(e)	—	(0.00	)(e)
Year Ended December 31, 2008	$12.31	0.22	(3.98)	(3.76)	(0.22)		(0.07)	(0.29)
Class B
Year Ended December 31, 2012	$12.91	0.20	1.45	1.65	(0.17)		—	(0.17)
Year Ended December 31, 2011	$12.64	0.15	0.38	0.53	(0.26)		—	(0.26)
Year Ended December 31, 2010	$10.93	0.13	1.67	1.80	(0.09)		—	(0.09)
Year Ended December 31, 2009	$8.32	0.06	2.55	2.61	—		—	—
Year Ended December 31, 2008	$12.38	0.16	(4.00)	(3.84)	(0.15)		(0.07)	(0.22)
Class C
Year Ended December 31, 2012	$12.91	0.22	1.39	1.61	(0.13)		—	(0.13)
Year Ended December 31, 2011	$12.62	0.18	0.31	0.49	(0.20)		—	(0.20)
Year Ended December 31, 2010	$10.91	0.10	1.68	1.78	(0.07)		—	(0.07)
Year Ended December 31, 2009	$8.33	0.03	2.55	2.58	—		—	—
Year Ended December 31, 2008	$12.37	0.13	(3.97)	(3.84)	(0.13)		(0.07)	(0.20)
Class R4
Year Ended December 31, 2012 (f)	$14.08	0.09	0.28	0.37	(0.26)		—	(0.26)
Class R5
Year Ended December 31, 2012 (h)	$14.08	0.09	0.27	0.36	(0.25)		—	(0.25)
Class Y
Year Ended December 31, 2012 (i)	$14.08	0.09	0.27	0.36	(0.26)		—	(0.26)
Class Z
Year Ended December 31, 2012	$12.67	0.34	1.39	1.73	(0.27)		—	(0.27)
Year Ended December 31, 2011	$12.44	0.31	0.29	0.60	(0.37)		—	(0.37)
Year Ended December 31, 2010	$10.80	0.21	1.66	1.87	(0.23)		—	(0.23)
Year Ended December 31, 2009	$8.19	0.13	2.51	2.64	(0.03)		—	(0.03)
Year Ended December 31, 2008	$12.26	0.24	(3.96)	(3.72)	(0.28)		(0.07)	(0.35)

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to less than $0.01 per share.

(f)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(g)  Annualized.

(h)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(i)  Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
	Net Asset Value, End of Period	Total Return (a)	Total gross expenses (b)		Total net expenses (c)(d)		Net investment income		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2012	$14.29	13.34%	0.58%		0.50%		2.28%		109%	$323,750
Year Ended December 31, 2011	$12.82	4.62%	0.67%		0.50%		2.17%		130%	$79,744
Year Ended December 31, 2010	$12.58	17.28%	0.72%		0.50%		1.64%		118%	$44,527
Year Ended December 31, 2009	$10.90	31.98%	0.78%		0.50%		1.17%		17%	$42,976
Year Ended December 31, 2008	$8.26	(30.67)%	0.68%		0.50%		1.99%		130%	$41,032
Class B
Year Ended December 31, 2012	$14.39	12.78%	1.16%		1.00%		1.47%		109%	$4,480
Year Ended December 31, 2011	$12.91	4.19%	1.23%		1.00%		1.18%		130%	$11,318
Year Ended December 31, 2010	$12.64	16.64%	1.28%		1.00%		1.10%		118%	$28,752
Year Ended December 31, 2009	$10.93	31.37%	1.32%		1.00%		0.64%		17%	$32,758
Year Ended December 31, 2008	$8.32	(31.10)%	1.20%		1.00%		1.45%		130%	$36,673
Class C
Year Ended December 31, 2012	$14.39	12.52%	1.32%		1.25%		1.56%		109%	$253,641
Year Ended December 31, 2011	$12.91	3.87%	1.43%		1.25%		1.40%		130%	$33,378
Year Ended December 31, 2010	$12.62	16.43%	1.49%		1.25%		0.88%		118%	$21,866
Year Ended December 31, 2009	$10.91	30.97%	1.55%		1.25%		0.39%		17%	$21,090
Year Ended December 31, 2008	$8.33	(31.20)%	1.45%		1.25%		1.23%		130%	$24,383
Class R4
Year Ended December 31, 2012 (f)	$14.19	2.60%	0.42	%(g)	0.25	%(g)	4.59	%(g)	109%	$15
Class R5
Year Ended December 31, 2012 (h)	$14.19	2.58%	0.35	%(g)	0.27	%(g)	4.60	%(g)	109%	$3
Class Y
Year Ended December 31, 2012 (i)	$14.18	2.55%	0.30	%(g)	0.22	%(g)	4.63	%(g)	109%	$3
Class Z
Year Ended December 31, 2012	$14.13	13.69%	0.30%		0.25%		2.48%		109%	$292,732
Year Ended December 31, 2011	$12.67	4.85%	0.34%		0.25%		2.43%		130%	$65,167
Year Ended December 31, 2010	$12.44	17.58%	0.37%		0.25%		1.87%		118%	$36,130
Year Ended December 31, 2009	$10.80	32.29%	0.39%		0.25%		1.48%		17%	$41,765
Year Ended December 31, 2008	$8.19	(30.53)%	0.33%		0.25%		2.23%		130%	$34,985

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Emerging Markets Fund

		Income from Investment Operations				Less Distributions to Shareholders
	Net Asset Value, Beginning of Period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions to Shareholders
Class A
Year Ended December 31, 2012	$9.26	0.08		2.78	2.86	(0.08)	—	(0.08)
Year Ended December 31, 2011 (e)	$10.00	(0.00	)(f)	(0.74)	(0.74)	—	—	—
Class C
Year Ended December 31, 2012	$9.24	(0.02)		2.79	2.77	—	—	—
Year Ended December 31, 2011 (i)	$10.00	(0.02)		(0.74)	(0.76)	—	—	—
Class I
Year Ended December 31, 2012	$9.29	0.11		2.80	2.91	(0.12)	—	(0.12)
Year Ended December 31, 2011 (j)	$10.00	0.01		(0.72)	(0.71)	—	—	—
Class R4
Year Ended December 31, 2012 (k)	$11.44	(0.01)		0.81	0.80	(0.10)	—	(0.10)
Class R5
Year Ended December 31, 2012 (l)	$11.44	(0.00	)(f)	0.81	0.81	(0.11)	—	(0.11)
Class Z
Year Ended December 31, 2012	$9.28	0.12		2.79	2.91	(0.12)	—	(0.12)
Year Ended December 31, 2011 (m)	$10.00	0.01		(0.73)	(0.72)	—	—	—

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(e)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(f)  Rounds to less than $0.01 per share.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of 0.02%.

(i)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(j)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(k)  Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(m)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

Columbia Acorn European Fund

		Income from Investment Operations			Less Distributions to Shareholders
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total Distributions to Shareholders
Class A
Year Ended December 31, 2012	$9.43	0.03	2.37	2.40	(0.07)	(0.00	)(c)	(0.07)
Year Ended December 31, 2011 (f)	$10.00	(0.03)	(0.46)	(0.49)	(0.06)	(0.02)		(0.08)
Class C
Year Ended December 31, 2012	$9.44	(0.15)	2.46	2.31	(0.02)	(0.00	)(c)	(0.02)
Year Ended December 31, 2011 (i)	$10.00	(0.06)	(0.45)	(0.51)	(0.03)	(0.02)		(0.05)
Class I
Year Ended December 31, 2012	$9.43	0.10	2.32	2.42	(0.10)	(0.00	)(c)	(0.10)
Year Ended December 31, 2011 (j)	$10.00	(0.02)	(0.46)	(0.48)	(0.07)	(0.02)		(0.09)
Class R5
Year Ended December 31, 2012 (k)	$11.19	(0.02)	0.77	0.75	(0.08)	—		(0.08)
Class Z
Year Ended December 31, 2012	$9.44	0.08	2.34	2.42	(0.10)	(0.00	)(c)	(0.10)
Year Ended December 31, 2011 (l)	$10.00	(0.02)	(0.46)	(0.48)	(0.06)	(0.02)		(0.08)

(a)  Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Rounds to less than $0.01 per share.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The benefits derived from custody fees paid indirectly had an impact of 0.01%.

(f)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(g)  Annualized.

(h)  The benefits derived from custody fees paid indirectly had an impact of 0.02%.

(i)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(j)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(k)  Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.

(l)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

See accompanying notes to financial statements.

			Ratio to Average Net Assets						Supplemental Data
	Net Asset Value, End of Period	Total Return(a)	Total gross expenses (b)		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2012	$12.04	30.86%	6.42%		1.77	%(c)(d)	0.77%		30%	$3,103
Year Ended December 31, 2011 (e)	$9.26	(7.40)%	20.13	%(g)	1.85	%(g)(h)	(0.01	)%(g)	9%	$332
Class C
Year Ended December 31, 2012	$12.01	29.98%	7.18%		2.56	%(c)(d)	(0.15)%		30%	$615
Year Ended December 31, 2011 (i)	$9.24	(7.60)%	25.06	%(g)	2.60	%(g)(h)	(0.68	)%(g)	9%	$127
Class I
Year Ended December 31, 2012	$12.08	31.39%	6.18%		1.41	%(c)(d)	1.05%		30%	$6
Year Ended December 31, 2011 (j)	$9.29	(7.10)%	19.31	%(g)	1.41	%(g)(h)	0.17	%(g)	9%	$5
Class R4
Year Ended December 31, 2012 (k)	$12.14	7.04	5.86	%(g)	1.54	%(c)(d)(g)	(0.31	)%(g)	30%	$16
Class R5
Year Ended December 31, 2012 (l)	$12.14	7.11%	5.81	%(g)	1.46	%(c)(d)(g)	(0.22	)%(g)	30%	$3
Class Z
Year Ended December 31, 2012	$12.07	31.35%	6.15%		1.46	%(c)(d)	1.07%		30%	$6,846
Year Ended December 31, 2011 (m)	$9.28	(7.20)%	19.52	%(g)	1.46	%(g)(h)	0.15	%(g)	9%	$2,765

			Ratio to Average Net Assets						Supplemental Data
	Net Asset Value, End of Period	Total Return(a)	Total gross expenses (b)		Total net expenses		Net investment income (loss)		Portfolio turnover rate	Net assets, end of period (000s)
Class A
Year Ended December 31, 2012	$11.76	25.46%	12.35%		1.61	%(d)(e)	0.23%		37%	$453
Year Ended December 31, 2011 (f)	$9.43	(4.97)%	33.59	%(g)	1.75	%(g)(h)	(0.84	)%(g)	17%	$154
Class C
Year Ended December 31, 2012	$11.73	24.46%	12.83%		2.32	%(d)(e)	(1.33)%		37%	$89
Year Ended December 31, 2011 (i)	$9.44	(5.14)%	35.79	%(g)	2.50	%(g)(h)	(1.66	)%(g)	17%	$5
Class I
Year Ended December 31, 2012	$11.75	25.71%	12.05%		1.31	%(d)(e)	0.94%		37%	$6
Year Ended December 31, 2011 (j)	$9.43	(4.81)%	30.00	%(g)	1.31	%(g)(h)	(0.47	)%(g)	17%	$5
Class R5
Year Ended December 31, 2012 (k)	$11.86	6.70%	14.07	%(g)	1.36	%(d)(e)(g)	(1.07	)%(g)	37%	$3
Class Z
Year Ended December 31, 2012	$11.76	25.66%	12.07%		1.33	%(d)(e)	0.76%		37%	$2,727
Year Ended December 31, 2011 (l)	$9.44	(4.78)%	30.26	%(g)	1.37	%(g)(h)	(0.52	)%(g)	17%	$1,516

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (the Funds) are each a series of Columbia Acorn Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying portfolio funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Investment Manager). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select each currently offer Class A, Class B, Class C, Class I, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn International currently offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Columbia Thermostat Fund currently offers Class A, Class B, Class C, Class R4, Class R5, Class Y and Class Z shares. Columbia Acorn Emerging Markets Fund currently offers Class A, Class C, Class I, Class R4, Class R5 and Class Z shares. Columbia Acorn European Fund currently offers Class A, Class C, Class I, Class R5 and Class Z shares. Effective February 29, 2008, the Funds generally no longer accept investments by new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 18 months of purchase.

Class B shares are subject to CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I, Class R, Class R4, Class R5 and Class Y shares are offered at net asset value. There are certain restrictions on who may purchase these share classes. Class R4 and Class Y shares commenced operations on November 8, 2012. Class R5 shares commenced operations on November 8, 2012 for all Funds with the exception of Columbia Acorn International.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Investment Distributors, Inc. (CMID) at no additional charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees (the Board). With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to the applicable exchange.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board.

>Derivative instruments

Columbia Acorn International and Columbia Acorn International Select invest in certain derivative instruments as detailed below to meet their investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Funds may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Funds to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

>Forward foreign currency exchange contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. Columbia Acorn International and Columbia Acorn International Select utilize forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Funds' securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. Each Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statements of Assets and Liabilities.

>Effects of derivative transactions in the financial statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn International and Columbia Acorn International Select including: the fair value of derivatives by risk category and the location of those fair values in the

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

Statements of Assets and Liabilities; the impact of derivative transactions on the Funds' operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statements of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The effect of derivative instruments in Columbia Acorn International's Statements of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	$5,422,582

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	$(4,539,004)

The following table is a summary of the volume of Columbia Acorn International's derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	3

The following table is a summary of the fair value of Columbia Acorn International Select's derivative instruments at December 31, 2012:

	Liability Derivatives
Risk Exposure Category	Statements of Assets and Liabilities Location	Fair Value
Foreign currency exchange rate	Unrealized depreciation on forward foreign currency exchange contracts	$(411,753)

The effect of derivative instruments in Columbia Acorn International Select's Statements of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss)
on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	$(324,460)

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income

Risk Exposure Category	Forward Foreign Currency Exchange Contracts
Foreign currency exchange rate	$536,271

The following table is a summary of the volume of Columbia Acorn International Select's derivative instruments for the year ended December 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	24

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the lending agent, and net of any borrower rebates. The Investment Manager does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net securities lending income earned as of December 31, 2012 by each Fund is included in the Statements of Operations.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statements of Operations.

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statements of Assets and Liabilities.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

>Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2012, permanent book and tax basis differences resulting primarily from capital loss carryforwards, distribution reclassifications, foreign capital gains tax, foreign currency transactions, non-deductible expenses, passive foreign investment company (PFIC) holdings, re-characterization of distributions from investments and earnings and profits distributed to shareholders on the redemption of shares were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Acorn Fund	$(7,019,490)	$(70,954,396)	$77,973,886
Columbia Acorn International	24,241,842	(25,220,387)	978,545
Columbia Acorn USA	356,211	(356,209)	(2)
Columbia Acorn International Select	1,502,636	(1,502,641)	5
Columbia Acorn Select	(9,263)	9,263	—
Columbia Thermostat Fund	2,331,300	(2,331,298)	(2)
Columbia Acorn Emerging Markets Fund	531	620	(1,151)
Columbia Acorn European Fund	(1,044)	1,112	(68)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2012 and 2011 were as follows:

	December 31, 2012		December 31, 2011
Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Columbia Acorn Fund	$70,510,183	$1,028,830,224	$38,838,016	$707,352,658
Columbia Acorn International	128,781,789	—	157,071,816	—
Columbia Acorn USA	8,908,286	120,940,637	—	9,830,778
Columbia Acorn International Select	24,643,601	30,592,124	10,288,242	5,503,810
Columbia Acorn Select	—	83,831,961	31,147,585	42,324
Columbia Thermostat Fund	12,531,935	—	3,923,425	—
Columbia Acorn Emerging Markets Fund	76,230	—	—	—
Columbia Acorn European Fund	22,685	360	14,455	—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Accumulated Long-Term Capital Gains	Accumulated Realized Loss	Unrealized Appreciation (Depreciation)
Columbia Acorn Fund	$21,250,410	$224,200,890	$(8,243,176)	$6,559,008,085
Columbia Acorn International	80,046,295	—	(177,969,429)	1,434,490,688
Columbia Acorn USA	—	2,115,795	—	547,588,096
Columbia Acorn International Select	—	7,048,066	—	38,754,005
Columbia Acorn Select	3,241,093	41,833,911	—	262,522,635
Columbia Thermostat Fund	670,600	—	(8,938,163)	39,277,722
Columbia Acorn Emerging Markets Fund	—	—	(106,036)	1,429,512
Columbia Acorn European Fund	—	—	(1,940)	384,667

* The differences between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily due to deferral of losses from wash sales, PFIC adjustments and non-taxable distributions.

The following capital loss carryforward, determined as of December 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2015	2016	2017	2018	Unlimited Short-Term	Total
Columbia Acorn International	$11,884,052	$62,714,662	$102,948,489	$—	$—	$177,547,203
Columbia Thermostat Fund	—	—	5,983,674	2,954,489	—	8,938,163
Columbia Acorn Emerging Markets Fund	—	—	—	—	86,920	86,920

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

The value of capital loss carryforwards that were utilized and expired for the Funds during the year ended December 31, 2012, were as follows:

	Utilized	Expired
Columbia Acorn International	$110,637,154	$—
Columbia Thermostat Fund	11,749,824	—

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2012, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2013:

Fund	Late-Year Ordinary Losses	Post-October Capital Losses
Columbia Acorn Fund	$—	$8,243,176
Columbia Acorn International	—	422,226
Columbia Acorn International Select	3,455,583	—
Columbia Acorn Emerging Markets Fund	—	19,116
Columbia Acorn European Fund	—	1,940

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

Columbia Wanger Asset Management, LLC (CWAM) is a wholly-owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

Columbia Acorn Emerging Markets Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

For the year ended December 31, 2012, the effective investment advisory fee rates were as follows:

Fund
Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Fund
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.83%
Columbia Thermostat Fund	0.10%
Columbia Acorn Emerging Markets Fund	1.25%
Columbia Acorn European Fund	1.19%

>Expense limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) exceeding annually each class' average daily net assets as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.28%	1.45%	1.33%	1.28%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

Effective May 1, 2012, for Class A, Class B, Class C and Class Z shares, and effective November 8, 2012 for Class R4, Class R5 and Class Y shares, CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund for one year, so that the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class B	Class C	Class R4	Class R5	Class Y	Class Z
Columbia Thermostat Fund	0.50%	1.00%	1.25%	0.25%	0.27%	0.22%	0.25%

There is no guarantee that this agreement will continue thereafter.

Effective May 1, 2012, for Class A, Class B, Class C and Class Z shares, and effective November 8, 2012 for Class R4 and Class R5 shares, CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund for one year, so that the ordinary operating expenses (exclusive of interest and fees on borrowings and expenses associated with each Fund's investment in other investment companies, but inclusive of custodial charges relating to overdrafts, if any), do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.41%	1.60%	1.46%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.31%	—%	1.36%	1.50%

There is no guarantee that this agreement will continue thereafter.

Effective August 15, 2011, CWAM and its affiliates have contractually agreed to waive a portion of total annual Fund operating expenses incurred by Class A shares, Class B shares and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively, through August 14, 2013. There is no guarantee that this agreement will continue thereafter.

Expenses reimbursed by CWAM and its affiliates for the year ended December 31, 2012, were as follows:

Fund	Expenses Reimbursed
Columbia Acorn International	$414,204
Columbia Thermostat Fund	321,910
Columbia Acorn Emerging Markets Fund	292,249
Columbia Acorn European Fund	242,324

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the year ended December 31, 2012, the effective administration fee rate was 0.04% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.

CMID, a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

For the year ended December 31, 2012, the Funds have been advised that CMID retained underwriting discounts in connection with redemptions of Class A shares and received CDSCs in connection with Class A, Class B and Class C share redemptions as follows:

	Underwriting Discounts	CDSCs
(Unaudited)	Class A	Class A	Class B	Class C
Columbia Acorn Fund	$1,601,152	$4,108	$11,666	$37,327
Columbia Acorn International	345,764	917	19,023	6,027
Columbia Acorn USA	50,004	—	544	1,839
Columbia Acorn International Select	80,731	145	2,427	415
Columbia Acorn Select	80,837	270	3,544	1,224
Columbia Thermostat Fund	5,056,120	168	2,401	36,807
Columbia Acorn Emerging Markets Fund	12,085	—	—	—
Columbia Acorn European Fund	1,374	—	—	—

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Class R4, Class R5, Class Y and Class Z shares.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. Effective May 1, 2012, CMIS receives monthly account-based service fees based on the number of open Fund accounts. Each Fund pays CMIS a monthly fee at the annual rate of $18.50 per open account. Prior to May 1, 2012, the annual rate was $17.00 per open account. CMIS is also reimbursed by the Funds for the fees and expenses that it pays retirement plan sponsors, defined contribution plans and 529 Plans (the Plans) or other financial intermediaries that maintain omnibus accounts with the Funds and provide record keeping services to shareholders invested through the Plans. Such fees are calculated as a percentage of the average aggregate value of each Fund's shares maintained by a Plan. CMIS is also reimbursed for the fees and expenses that it pays each fund supermarket, broker-dealer firm or other financial intermediary that maintain an omnibus account with a Fund. Such fees are based on the number of sub-accounts comprising the omnibus position.

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Effective November 8, 2012, Class Y shares will not pay transfer agent fees for at least twelve months.

For the year ended December 31, 2012, the Funds' effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Fund	Class A	Class B	Class C	Class R	Class R4	Class R5	Class Z
Columbia Acorn Fund	0.09%	0.18%	0.08%	—%	0.13%	0.05%	0.06%
Columbia Acorn International	0.16%	0.38%	0.14%	0.15%	0.13%	0.02%	0.05%
Columbia Acorn USA	0.10%	0.28%	0.08%	—%	0.13%	0.05%	0.11%
Columbia Acorn International Select	0.12%	0.24%	0.15%	—%	0.14%	0.05%	0.07%
Columbia Acorn Select	0.11%	0.20%	0.11%	—%	0.13%	0.05%	0.08%
Columbia Thermostat Fund	0.08%	0.17%	0.08%	—%	0.13%	0.05%	0.06%
Columbia Acorn Emerging Markets Fund	0.11%	—%	0.15%	—%	0.13%	0.05%	0.05%
Columbia Acorn European Fund	0.05%	—%	0.01%	—%	—%	0.05%	0.02%

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

In connection with the acquisition that closed August 15, 2011, Columbia Acorn International assumed the assets and obligations of RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth Fund (See Note 8), which together with certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease (including the payment of rent (the Guaranty)) entered into by Seligman Data Corp., the former transfer agent of Seligman Global Smaller Companies Fund and Seligman International Growth Fund, which were acquired by RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth Fund, respectively, in previous years. The lease and the Guaranty expire in January 2019. At December 31, 2012, Columbia Acorn International's total potential future obligation over the life of the Guaranty is $121,876. The liability remaining at December 31, 2012 for non-recurring charges associated with the lease amounted to $70,651 and is included within payable for other liabilities in the Statements of Assets and Liabilities.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

Organizational expenses for Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund consist of offering costs which were incurred prior to the initial public offering of shares of the Funds and include, among other things, state registration filing fees and printing costs. The offering costs were paid by CWAM as incurred. The Funds have capitalized these offering costs and are amortizing them to expense over a period of 12 months from the commencement of the initial public offering of shares. The Funds reimburse CWAM during the 12 month period on a monthly basis an amount equal to the offering amortized to expense by each Fund during that month.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares during the year. On December 31, 2012, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn Select and Columbia Thermostat Fund each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 39, 40, 51, 60, 72 and 75, respectively.

For the year ended December 31, 2012, the Funds engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
Columbia Acorn Fund	$800,000	$—
Columbia Acorn International	3,678,950	—
Columbia Acorn International Select	711,990	—
Columbia Acorn Select	—	1,445,547
Columbia Acorn Emerging Markets Fund	23,583	—

During the year ended December 31, 2011, Columbia Management reimbursed Columbia Acorn International $174,055 for a loss on a trading error.

During the year ended December 31, 2011, Columbia Acorn Select Class Z shares received a payment of $56,666 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in "Increase from contribution from affiliate" on the Statements of Changes in Net Assets.

5.  Borrowing Arrangements

Effective July 23, 2012, the Trust participates in a $150 million credit facility with JPMorgan Chase Bank, N.A., along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds Rate plus 1.00%. In addition, a commitment fee of 0.08% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of "Other expenses" in the Statements of Operations. The Trust expects to renew this line of credit for one year durations annually in July at then current market rates and terms.

Prior to July 23, 2012, interest was charged at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, the commitment fee was 0.10% per annum of the unutilized line of credit.

Other than as noted below, no Fund had borrowings during the year ended December 31, 2012:

Fund Name	Average Daily Loan Balance Outstanding	Weighted Average Interest Rate
Columbia Acorn USA	$7,633,333	1.18%
Columbia Acorn International Select	1,900,000	1.18%
Columbia Acorn Select	8,500,000	1.49%

Effective January 11, 2013, the committed line of credit was increased from $150 million to $200 million, under the same terms as disclosed above.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2012, were:

	Purchases	Proceeds from Sales
Columbia Acorn Fund	$2,773,626,402	$4,265,384,295
Columbia Acorn International	2,155,653,985	1,948,721,278
Columbia Acorn USA	222,195,446	456,536,683
Columbia Acorn International Select	214,235,730	224,470,428
Columbia Acorn Select	169,709,495	722,275,331
Columbia Thermostat Fund	1,167,795,401	517,912,342
Columbia Acorn Emerging Markets Fund	7,743,428	1,827,700
Columbia Acorn European Fund	1,763,030	803,138

7.  Regulatory Settlements with Third Parties

During the years ended December 31, 2012 and 2011, Columbia Acorn International received payments of $107,802 and $107,617, respectively, resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

8.  Fund Merger

On August 15, 2011, Columbia Acorn International acquired the assets and assumed the identified liabilities of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund, both series of

RiverSource International Managers Series, Inc., which were sub-advised by CWAM. The reorganization was completed after shareholders approved the plan on May 11, 2011. The purpose of the transaction was to combine funds managed by CWAM with comparable investment objectives and strategies.

The aggregate net assets of Columbia Acorn International immediately before the acquisitions were $5,887,634,436 and the combined net assets immediately after the acquisitions were $6,287,891,195.

The merger was accomplished by a tax-free exchange of 48,230,699 shares of RiverSource Partners International Select Growth Fund valued at $311,482,971 (including $29,840,736 of unrealized appreciation) and 15,801,504 shares of RiverSource Partners International Small Cap Fund valued at $88,773,788 (including $6,322,097 of unrealized appreciation).

In exchange for RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund shares, Columbia Acorn International issued the following number of shares:

	RiverSource Partners International Select Growth Fund	RiverSource Partners International Small Cap Fund
Class A	3,800,227	1,666,707
Class B	267,259	75,499
Class C	183,761	518,779
Class I	4,010,380	51,634
Class R	35,341	48,348
Class R5	5,711	23,983

For financial reporting purposes, net assets received and shares issued by Columbia Acorn International were recorded at fair value; however, RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund's cost of investments was carried forward.

The financial statements reflect the operations of Columbia Acorn International for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund that have been included in the combined Fund's Statements of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Columbia Acorn International's pro-forma net investment income, net gain on investments, net change in unrealized

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

depreciation and net increase in net assets from operations for the year ended December 31, 2011 would have been approximately $76.7 million, $260.0 million, $(1,274.8) million and $(938.1) million, respectively.

9.  Shareholder Concentration

At December 31, 2012, the table below details the affiliated and significant unaffiliated shareholder account ownership of outstanding shares of each Fund. The Funds have no knowledge about whether any portion of these unaffiliated shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

	Number of unaffiliated accounts	Percentage of shares outstanding held – unaffiliated	Percentage of shares outstanding held – affiliated
Columbia Acorn Fund	1	10.9%	—%
Columbia Acorn International	3	37.4%	—%
Columbia Acorn USA	3	45.6%	—%
Columbia Acorn International Select	1	36.6%	—%
Columbia Acorn Select	2	27.0%	—%
Columbia Thermostat Fund	4	61.2%	—%
Columbia Acorn Emerging Markets Fund	1	22.4%	—%
Columbia Acorn European Fund	2	32.8%	31.4%

10.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure other than the change in borrowing arrangements (See Note 5) and the following redemption. Between January 14, 2013 and January 15, 2013, a large investor redeemed a total of $185 million from Columbia Acorn USA.

11.  Information Regarding Pending and Settled Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund, and Columbia Acorn European Fund (each a series of the Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2012, the results of their operations, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the

Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 22, 2013

Columbia Acorn Family of Funds

Federal Income Tax Information (Unaudited)

The Funds hereby designate the following tax attributes for the fiscal year ended December 31, 2012. Shareholders will be notified in early 2013 of the amounts for use in preparing 2012 income tax returns.

	Qualified Dividend Income	Dividends Received Deduction	Capital Gain Dividend	Foreign Taxes Paid	Foreign Source Income
Columbia Acorn Fund	100.00%	100.00%	$1,174,543,462	$—	$—
Columbia Acorn International	85.98%	—%	—	13,137,869	159,180,957
Columbia Acorn USA	100.00%	100.00%	126,339,955	—	—
Columbia Acorn International Select	18.07%	—%	37,965,361	834,503	11,887,752
Columbia Acorn Select	—%	—%	106,967,491	—	—
Columbia Thermostat Fund	34.63%	22.96%	—	155,528	1,452,097
Columbia Acorn Emerging Markets Fund	69.87%	—%	—	15,164	172,638
Columbia Acorn European Fund	100.00%	—%	378	4,833	50,952

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Foreign Taxes Paid. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Board of Trustees and Management of
Columbia Acorn Family of Funds

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust:
Laura M. Born, 47, Trustee and Chair	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	12	Wanger Advisors Trust
Michelle L. Collins, 52, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director, Svoboda Capital Partners LLC, 1998-2006.	12	Wanger Advisors Trust; Integrys Energy Group, Inc. (public utility); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) until October 2007.
Maureen M. Culhane, 64, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) – Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Wanger Advisors Trust
Margaret M. Eisen, 59, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Wanger Advisors Trust; Antigenics, Inc. (provider of technology products and services) until June 2009.
John C. Heaton, 53, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2006; James H. Lorie Professor of Finance, University of Chicago Booth School of Business July 2000 – July 2006; financial consultant since 2004.	12	Wanger Advisors Trust
Steven N. Kaplan, 53, Trustee and Vice Chair	1999	Neubauer Family Distinguished Service Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Wanger Advisors Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).
David J. Rudis, 59, Trustee	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	12	Wanger Advisors Trust
David B. Small, 56, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Wanger Advisors Trust
Trustees who are interested persons of Columbia Acorn Trust:
Charles P. McQuaid, 59, Trustee and President(1)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Wanger Advisors Trust

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustee Emeritus
Ralph Wanger, 78, Trustee Emeritus(2)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Wanger Advisors Trust
Officers of Columbia Acorn Trust:
Ben Andrews, 46, Vice President	2004	Portfolio manager and/or analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	12	None
Robert A. Chalupnik, 46, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 1998; Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	None
Michael G. Clarke, 43, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, 2004 – 2010; senior officer of Columbia Funds and affiliated funds since 2002.	12	None
Joseph F. DiMaria, 43, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 – 2010.	12	None
P. Zachary Egan, 43, Vice President	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and/or analyst, CWAM or its predecessors since 1999.	12	None
Fritz Kaegi, 41, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2004; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
John Kunka, 42, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since 2006.	12	None
Stephen Kusmierczak, 45, Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None
Joseph C. LaPalm, 43, Vice President	2006	Chief Compliance Officer, CWAM since 2005.	12	None
Bruce H. Lauer, 55, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust since 1995; formerly, Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	None
Louis J. Mendes III, 48, Vice President	2003	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	None

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2012	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)
Robert A. Mohn, 51, Vice President	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and/or analyst, CWAM or its predecessors since August 1992.	12	None
Christopher J. Olson, 48, Vice President	2001	Portfolio manager and/or analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	12	None
Christopher O. Petersen, 43, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly, Vice President and Group Counsel or Counsel, 2004 – 2010); Officer, Columbia Funds and affiliated funds since 2007.	12	None
Scott R. Plummer, 53, Assistant Secretary	2010

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Senior Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial since February 2012 (previously, Vice President and Lead Chief Counsel – Asset Management, 2010 – 2012, and Vice President and Chief Counsel – Asset Management, 2005 – 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc., 2006 – 2010; Senior Officer, Columbia Funds and affiliated funds since 2006.

			12	None
Robert P. Scales, 60, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	None
Andreas Waldburg-Wolfegg, 46, Vice President	2011	Portfolio Manager and/or analyst of CWAM since 2002; Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011	12	None
Linda Roth-Wiszowaty, 43, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officer of The Acorn Fund, Inc., the predecessor to Columbia Acorn Trust.

(1)  Mr. McQuaid is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and of CWAM.

(2)  As permitted under the Columbia Acorn Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

Columbia Acorn Family of Funds Expense Information (Unaudited)

Columbia Acorn Fund	Class A	Class B*	Class C	Class I	Class R	Class R4†	Class R5†	Class Y†	Class Z
Management Fees	0.64%	0.64%	0.64%	0.64%		0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.17%	0.25%	0.16%	0.08%		0.22%	0.17%	0.11%	0.14%
Net Expense Ratio	1.06%	1.64%	1.80%	0.72%		0.86%	0.81%	0.75%	0.78%
Columbia Acorn International
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.46%	0.24%	0.12%	0.25%	0.26%	0.13%	0.14%	0.17%
Net Expense Ratio	1.24%	1.97%	2.00%	0.88%	1.51%	1.02%	0.89%	0.90%	0.93%
Columbia Acorn USA
Management Fees	0.86%	0.86%	0.86%	0.86%		0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.21%	0.38%	0.19%	0.10%		0.28%	0.26%	0.18%	0.21%
Net Expense Ratio	1.32%	1.99%	2.05%	0.96%		1.14%	1.12%	1.04%	1.07%
Columbia Acorn International Select
Management Fees	0.94%	0.94%	0.94%	0.94%		0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.30%	0.41%	0.33%	0.20%		0.36%	0.34%	0.26%	0.25%
Net Expense Ratio	1.49%	2.10%	2.27%	1.14%		1.30%	1.28%	1.20%	1.19%
Columbia Acorn Select
Management Fees	0.83%	0.83%	0.83%	0.83%		0.83%	0.83%	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%		0.00%	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.32%	0.23%	0.12%		0.23%	0.16%	0.09%	0.20%
Net Expense Ratio	1.31%	1.90%	2.06%	0.95%		1.06%	0.99%	0.92%	1.03%
Columbia Thermostat Fund
Management Fees	0.10%	0.10%	0.10%			0.10%	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%			0.00%	0.00%	0.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%			0.15%	0.17%	0.12%	0.15%
Net Expense Ratio**	0.50%	1.00%	1.25%			0.25%	0.27%	0.22%	0.25%
Columbia Acorn Emerging Markets Fund
Management Fees	1.25%		1.25%	1.25%		1.25%	1.25%		1.25%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%		0.00%	0.00%		0.00%
Other Expenses	0.27%		0.31%	0.16%		0.29%	0.21%		0.21%
Net Expense Ratio	1.77%		2.56%	1.41%		1.54%	1.46%		1.46%
Columbia Acorn European Fund
Management Fees	1.19%		1.19%	1.19%			1.19%		1.19%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.00%			0.00%		0.00%
Other Expenses	0.17%		0.13%	0.12%			0.17%		0.14%
Net Expense Ratio	1.61%		2.32%	1.31%			1.36%		1.33%
    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are as of the year ended December 31, 2012. The fees and expenses of Columbia Acorn International Select and Columbia Acorn Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to reimburse each Fund for the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), exceeding annually each class' average daily net assets as follows:

Fund	Class A	Class B	Class C	Class I	Class R4	Class R5	Class Y	Class Z
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.28%	1.45%	1.33%	1.28%	1.45%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%	1.35%	1.30%	1.25%	1.35%

    This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

    The fees and expenses of Columbia Thermostat Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of the Fund so that the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), do not exceed annually the rate of 0.50%, 1.00%, 1.25%, and 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, and Class Z shares, respectively, through April 30, 2013, and 0.25%, 0.27% and 0.22% of the Fund's average daily net assets attributable to Class R4, Class R5 and Class Y shares, respectively, through November 8, 2013. There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund include the effect of CWAM's contractual undertaking to waive fees and/or reimburse expenses of each Fund so that the ordinary operating expenses (exclusive of interest and fees on borrowings and expenses associated with each Fund's investment in other investment companies, but inclusive of custodial charges relating to overdrafts, if any) of each Fund's Class A, Class B, Class C and Class Z shares through April 30, 2013, and each Fund's Class R4, Class R5 (if offered) and Class Y shares through November 8, 2013, do not exceed annually each class' average daily net assets as follows:

Fund	Class A	Class C	Class I	Class R4	Class R5	Class Z
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.41%	1.60%	1.46%	1.60%
Columbia Acorn European Fund	1.75%	2.50%	1.31%	—%	1.36%	1.50%

    There is no guarantee that this agreement will continue thereafter.

    The fees and expenses of Columbia Acorn International include the effect of the contractual undertaking by CWAM and its affiliates, effective August 15, 2011, to waive a portion of total annual Fund operating expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively, through August 14, 2013. There is no guarantee that this agreement will continue thereafter.

  *  The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

  **  Does not include estimated fees and expenses of 0.60% incurred by the Fund from the underlying portfolio funds in which it invests.

  †  With the exception of Class R5 shares of Columbia Acorn International, noted share classes commenced operations on November 8, 2012, and have limited eligibility. Please see the Funds' prospectuses for details.

Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

Fritz Kaegi

Vice President

John M. Kunka

Assistant Treasurer

Stephen Kusmierczak

Vice President

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Andreas Waldburg-Wolfegg

Vice President

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Manager

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' complete portfolio holdings are disclosed at www.columbiamanagement.com approximately 30 to 40 days after each month-end.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Family of Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R, R4, R5, Y and Z Shares

Annual Report, December 31, 2012

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1446 D (3/13) 152524

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Michelle L. Collins, a member of the registrant’s Board of Trustees and Chair of the Audit Committee, qualifies as an audit committee financial expert.  Ms. Collins is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$296,000	$286,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$44,900	$74,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2012 and 2011, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing. Fiscal year 2011 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger and agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$58,200	$49,300

Tax Fees incurred in both fiscal years 2012 and 2011 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2012 and December 31, 2011, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$140,000	$65,000

In both fiscal years 2012 and 2011, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2012 and December 31, 2011 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2012 and December 31, 2011 are approximately as follows:

2012	2011
$243,100	$188,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         During November 2012, the registrant enhanced internal controls over financial reporting relating to the recording of certain last day trades.  These controls include (i) additional analysis of last day security purchase prices, (ii) comparisons of cost and market value for last day trades and (iii) analytical review of per share changes resulting from financial statement adjustments.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/Charles P. McQuaid
Charles P. McQuaid, President

Date	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Charles P. McQuaid
Charles P. McQuaid, President

Date	February 22, 2013

By (Signature and Title)	/s/Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 22, 2013